                         File Nos. 33-62470 and 811-7704

      As filed with the Securities and Exchange Commission on May 30, 2002

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM N-1A



REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
Post-Effective Amendment No. 48                                             [X]


                                      and


REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY
ACT OF 1940 Amendment No. 50                                                [X]



                              SCHWAB CAPITAL TRUST
                              --------------------
               (Exact Name of Registrant as Specified in Charter)

             101 Montgomery Street, San Francisco, California 94104
             ------------------------------------------------------
               (Address of Principal Executive Offices) (zip code)

                                 (415) 627-7000
                                 --------------
              (Registrant's Telephone Number, including Area Code)

                               Jeremiah H. Chafkin

             101 Montgomery Street, San Francisco, California 94104
             ------------------------------------------------------
                     (Name and Address of Agent for Service)


                          Copies of communications to:

Richard W. Grant Esq.                Martin E. Lybecker, Esq.            Koji Felton, Esq.
Morgan Lewis & Bockius LLP           Wilmer Cutler & Pickering           Charles Schwab Investment Management, Inc.
1701 Market Street                   2445 M Street, N.W.                 101 Montgomery Street
Philadelphia, PA 19103               Washington, D.C.  20037             120KNY-14-109
                                                                         San Francisco, CA  94104

It is proposed that this filing will become effective (check appropriate box)

        [ ] Immediately upon filing pursuant to paragraph (b)


        [X] On June 3, 2002, pursuant to paragraph (b)


        [ ] 60 days after filing pursuant to paragraph (a)(1)

        [ ] On (date), pursuant to paragraph (a)(1)

        [ ] 75 days after filing pursuant to paragraph (a)(2)

        [ ] On (date), pursuant to paragraph (a)(2) of Rule 485 if appropriate, check the following box:

        [ ] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.



Part C

SCHWAB

MARKETMASTERS FUNDS(TM)

(FORMERLY SCHWAB MARKETMANAGER PORTFOLIOS(R))

     PROSPECTUS

     Enclosed





                                                             [SCHWAB FUNDS LOGO]

                            [INSIDE OF FRONT COVER]

SCHWAB

MARKETMASTERS FUNDS(TM)

(FORMERLY SCHWAB MARKETMANAGER PORTFOLIOS(R))


     PROSPECTUS

     JUNE 3, 2002



     Schwab U.S. MarketMasters Fund(TM)



     Schwab Balanced MarketMasters Fund(TM)



     Schwab Small-Cap MarketMasters Fund(TM)



     Schwab International MarketMasters Fund(TM)






As with all mutual funds, the Securities and Exchange Commission (SEC) has not approved these securities or passed on whether the information in this prospectus is adequate and accurate. Anyone who indicates otherwise is committing a federal crime.



                                                             [SCHWAB FUNDS LOGO]

SCHWAB

MARKETMASTERS FUNDS(TM)



ABOUT THE FUNDS


  4  Schwab U.S. MarketMasters Fund(TM)



  8  Schwab Balanced MarketMasters Fund(TM)



 12  Schwab Small-Cap MarketMasters Fund(TM)



 16  Schwab International MarketMasters Fund(TM)


 20  Fund management


INVESTING IN THE FUNDS

  26  Buying shares

  27  Selling/exchanging shares

  28  Transaction policies

  29  Distributions and taxes

ABOUT THE FUNDS


The funds in this prospectus share a "multimanager" strategy. The funds' investment adviser, Charles Schwab Investment Management, Inc. (CSIM), uses rigorous criteria to select investment managers with proven long term track records to manage a portion of each fund's assets. By combining the strengths of different managers, the funds bring together a variety of market capitalization ranges across investment styles that include:



VALUE an approach that seeks companies whose stocks appear undervalued in light of factors such as the company's earnings, book value, revenues or cash flow



GROWTH an approach that focuses on a company's prospects for growth of revenue and earnings



BLEND an approach involving elements of value and growth styles



In addition to selecting the investment managers and allocating fund assets among them, CSIM is responsible for monitoring and coordinating the overall management of the funds. Each business day, CSIM reviews the funds' holdings, evaluates the performance of the investment managers, watches for any incidental concentration in a security or industry, and looks for opportunities to offset capital gains with losses.



The talents of seasoned investment managers, along with CSIM's ability to assemble and oversee them, result in strong, diversified and sound investment choices.



The funds are designed for long term investors. The funds' performance will fluctuate over time and, as with all investments, future performance may differ from past performance.



Prior to June 3, 2002, each fund invested in a mix of actively managed mutual funds. The transition to their current multi-manager strategy began on June 3, 2002 and may last up to three months. During the transition, the funds may continue to hold shares of mutual funds, but intend to replace these shares with individual securities.

         The fund seeks capital growth.

SCHWAB

U.S. MARKETMASTERS FUND(TM)




TICKER SYMBOL     SWOGX

SIZES OF STOCKS

The performance of U.S. large-cap stocks is widely followed, in part because they make up so much of the total value of the U.S. stock market.


For example, the 500 companies in the S&P 500(R) Index constitute only about 8% of all the publicly traded companies in the United States, yet they represent approximately 81% of the total value of the U.S. stock market. (All figures are as of 12/31/01.)


Because small- and mid-cap stocks may at times perform differently from large-cap stocks (and from each other), the fund's exposure to these stocks means that its performance is likely to be somewhat different than if it invested in large-cap stocks exclusively.


STRATEGY

UNDER NORMAL CIRCUMSTANCES, the fund pursues its goal by investing at least 80% of its assets in equity securities of U.S. companies or investments with similar economic characteristics, such as futures. The fund expects to invest a majority of its assets in large- and mid-cap companies, but also may invest in small-cap companies.


CSIM allocates portions of the fund's assets to several investment managers, who then manage their respective portions of the assets under the general supervision of CSIM. In choosing the investment managers and their allocations, CSIM considers a number of factors, including market trends, its own outlook for a given market capitalization or investment style category, and the investment managers' performance in various market conditions.


In determining which securities to buy and sell, the investment managers use active management methods--that is, methods based on their judgments about such factors as a company's financial condition and prospects, its stock price, and the economy in general. Although each investment manager uses its own securities selection process and invests within a specific market capitalization range and investment style, all investment managers look for securities that have the potential for capital appreciation.


The following table identifies the fund's investment managers and their areas of focus. For more details, see the "Fund management" section.



                                          SIZE OF           INVESTMENT
INVESTMENT MANAGER                        COMPANIES         STYLE
----------------------------------------------------------------------
Eagle Asset Management, Inc.              Large-Cap         Growth

Harris Associates L.P.                    Mid/Large-Cap     Value

TCW Investment Management Company         Small/Mid-Cap     Blend

Thornburg Investment Management, Inc.     Large-Cap         Blend





U.S. MarketMasters Fund

         This fund, which emphasizes stock investments, may make sense for you if you are investing for the long term.


MAIN RISKS

STOCK MARKETS RISE AND FALL DAILY. As with any investment whose performance is tied to these markets, the value of your investment in the fund will fluctuate, which means that you could lose money.

MANY OF THE RISKS OF THIS FUND ARE ASSOCIATED WITH THE LARGE- AND MID-CAP SEGMENTS OF THE U.S. STOCK MARKET. Many factors can affect stock market performance. Political and economic news and events can influence market-wide trends; the outcome may be positive or negative, short term or long term. Other factors may be ignored by the market as a whole but may cause movements in the price of one company's stock or the stocks of one or more industries (for example, rising oil prices may lead to a decline in airline stocks).

THE FUND INCLUDES STOCKS FROM MANY DIFFERENT SECTORS OF THE ECONOMY, WHICH REDUCES THE IMPACT OF THE PERFORMANCE OF ANY GIVEN INDUSTRY OR STOCK. But whenever large- and mid-cap U.S. stocks fall behind other types of investments--bonds or small-cap stocks, for instance--the fund's performance also will lag these investments. Similarly, whenever value stocks fall out of favor with investors, they may underperform growth stocks, and vice versa. Because the values of mid-cap stocks may fluctuate more widely than those of large-cap stocks, the fund could be more volatile if it were to increase its holdings of mid-cap stocks. Historically, small-cap stocks have been riskier than large- and mid-cap stocks, and may move sharply, especially during market upturns and downturns. To the extent that the fund invests in these stocks, its performance is affected by their risks.

AS WITH ALL ACTIVELY MANAGED FUNDS, THE STRATEGIES OF THE FUND'S MANAGERS--ITS INVESTMENT ADVISER AND INVESTMENT MANAGERS--MAY NOT ACHIEVE THEIR DESIRED RESULTS. For example, with value stocks, the market might fail to recognize the true worth of an undervalued company, or a manager might misjudge that worth. With growth stocks, whose prices depend largely on expectations of companies' future growth, a manager's expectations may prove to be unfounded.


OTHER RISK FACTORS

Because each investment manager makes investment decisions independently, it is possible that the investment styles of the investment managers may not complement one another. As a result, the fund's exposure to a given stock, industry or investment style could unintentionally be smaller or larger than intended.

Futures contracts, which the fund uses to gain market exposure for its cash balances and to enhance total return, could hurt the fund's performance if they don't perform as expected. Additionally, the fund may trade portfolio securities more actively than many funds, which could increase its costs and its taxable distributions.

From time to time, the fund may take temporary defensive positions that may be inconsistent with its principal investment policies in an attempt to respond to adverse market, economic, political or other conditions. If this occurs, the fund may not achieve its investment objective during such times.

PERFORMANCE

The information below shows fund returns before and after taxes, and compares fund performance (which varies over time) to that of two indices. The indices are unmanaged and do not include expenses or taxes. All figures assume distributions were reinvested.

The after-tax figures:

- reflect the highest federal income tax rate that applied during the period, but assume no state or local taxes

-  may not reflect your actual after-tax performance

- may not be relevant to shares in an IRA, 401(k) or other tax-advantaged retirement account

Keep in mind that future performance (both before and after taxes) may differ from past performance. Because the fund was originally an asset allocation fund with a multi-fund strategy, its performance prior to June 3, 2002, does not reflect the current strategy and may have been different if it did.

ANNUAL TOTAL RETURNS (%) as of 12/31

[BAR CHART]



97            18.36
98            15.15
99            35.65
00           (11.97)
01            (8.67)

BEST QUARTER: 25.72% Q4 1999
WORST QUARTER: (15.66%) Q3 2001


THE FUND'S TOTAL RETURN FROM 1/1/02 TO 3/31/02 WAS (1.19%).


AVERAGE ANNUAL TOTAL RETURNS (%) as of 12/31/01


                                                            Since
                                   1 Year     5 Years     inception
-------------------------------------------------------------------
FUND
 Before taxes                      (8.67)       8.25         8.21 1
 After taxes on distributions      (9.01)       5.62         5.53 1
 After taxes on distributions
 and sale of shares                (5.28)       5.81         5.73 1
S&P 500(R)Index                   (11.89)      10.70        10.58 2
Lehman Brothers U.S.
Aggregate Bond Index                8.44        7.43         7.20 2


1  Inception: 11/18/96.
2  From 11/18/96.

FUND FEES AND EXPENSES

The following table describes what you could expect to pay as a fund investor. "Shareholder fees" are charged to you directly by the fund. "Annual operating expenses" are paid out of fund assets, so their effect is included in total return.

FEE TABLE (%)


------------------------------------------------------------------
SHAREHOLDER FEES
------------------------------------------------------------------
                                                             None

ANNUAL OPERATING EXPENSES
(% of average net assets)

Management fees*                                             1.00
Distribution (12b-1) fees                                    None
Other expenses*                                              0.41
                                                            ------
Total annual operating expenses                              1.41

Expense reduction                                           (0.16)
                                                            ------
NET OPERATING EXPENSES**                                     1.25
                                                            ======


*  Restated to reflect current fees and expenses.
** Guaranteed by Schwab and the investment adviser through 02/29/04 (excluding interest, taxes and certain non-routine expenses).

Designed to help you compare expenses, the example below uses the same assumptions as all mutual fund prospectuses: a $10,000 investment and 5% return each year. One-year figures are based on net operating expenses. The expenses would be the same whether you stayed in the fund or sold your shares at the end of each period. Your actual costs may be higher or lower.

EXPENSES ON A $10,000 INVESTMENT


1 Year        3 Years       5 Years        10 Years
---------------------------------------------------
 $127           $414          $739          $1,660





U.S. MarketMasters Fund

FINANCIAL HIGHLIGHTS


This section provides further details about the fund's financial history. "Total return" shows the percentage that an investor in the fund would have earned or lost during a given period, assuming all distributions were reinvested. The fund's independent accountants, PricewaterhouseCoopers LLP, audited these figures. Their full report is included in the fund's annual report (see back cover).



                                                      11/1/00-     11/1/99-     11/1/98-     11/1/97-     11/18/96 1-
                                                      10/31/01     10/31/00     10/31/99     10/31/98      10/31/97
---------------------------------------------------------------------------------------------------------------------
PER-SHARE DATA ($)
---------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period                  13.89        14.06        11.43        11.60         10.00
                                                      ---------------------------------------------------------------
Income or loss from investment operations:
  Net investment income                                  0.38         0.38         0.16         0.32          0.08
  Net realized and unrealized gains or losses           (3.21)        1.55         2.91         0.11          1.66
                                                      ---------------------------------------------------------------
  Total income or loss from investment operations       (2.83)        1.93         3.07         0.43          1.74
Less distributions:
  Dividends from net investment income                  (0.46)       (0.33)       (0.16)       (0.29)        (0.14)
  Dividends in excess of net investment income             --           --        (0.05)          --            --
  Distributions from net realized gains                 (1.40)       (1.77)       (0.23)       (0.31)           --
                                                      ---------------------------------------------------------------
  Total distributions                                   (1.86)       (2.10)       (0.44)       (0.60)        (0.14)
                                                      ---------------------------------------------------------------
Net asset value at end of period                         9.20        13.89        14.06        11.43         11.60
                                                      ===============================================================
Total return (%)                                       (22.81)       12.98        27.38         3.87         17.60 2

RATIOS/SUPPLEMENTAL DATA (%)
---------------------------------------------------------------------------------------------------------------------
Ratio of net operating expenses to
  average net assets 5                                   0.50         0.50 4       0.50         0.50          0.50 3
Expense reductions reflected in above ratio              0.39         0.38         0.43         0.67          0.77 3
Ratio of net investment income to
  average net assets                                     3.27         2.34         1.23         2.66          2.07 3
Portfolio turnover rate                                   145          179          284          384           192
Net assets, end of period ($ x 1,000,000)                 176          248          181          152           124

1  Commencement of operations.
2  Not annualized.
3  Annualized.
4 Would have been 0.51% if certain non-routine expenses (proxy fees) had been included.
5 The expenses incurred by underlying funds in which the fund invested are not included in this ratio. The income received by the fund from underlying funds is reduced by those expenses.

         The fund seeks capital growth and income.

SCHWAB

BALANCED MARKETMASTERS FUND(TM)


TICKER SYMBOL     SWOBX


ASSET ALLOCATION AND INVESTMENT STRATEGIES



Asset allocation is a strategy of investing specific percentages of a fund in various asset classes.



Normally, the fund expects to invest approximately 45% to 75% of its assets in stocks and other equity securities and the rest in bonds and other debt investments. This allocation is designed to provide a mix of the growth opportunities of stock investing with the income opportunities of bonds and other debt instruments.



The fund may invest in securities denominated in foreign currencies as well as U.S. dollar-denominated securities of foreign issuers. The fund also may invest in mortgage- or asset-backed securities, as well as derivatives, such as options, futures, and swap agreements. The fund also may use certain investment techniques (such as buy backs or dollar rolls) to obtain market exposure to the instruments in which it invests.



STRATEGY


TO PURSUE ITS GOAL, THE FUND INVESTS IN EQUITY AND FIXED INCOME SECURITIES, AS DESCRIBED AT LEFT. For its equity portion, the fund expects to invest in large- and mid-cap U.S. companies, but also may invest in small-cap companies. For its fixed income portion, the fund expects to invest primarily in investment-grade debt instruments, but also may invest to a limited extent in high yield securities ("junk bonds"), and the weighted average duration of the fixed income portion will normally be within approximately two years of the Lehman Brothers U.S. Aggregate Bond Index, which was 4.5 years, as of March 31, 2002.



CSIM allocates portions of the fund's assets to several investment managers, who then manage their respective portions of the assets under the general supervision of CSIM. In choosing the investment managers and their allocations, CSIM considers a number of factors, including market trends, its own outlook for a given market capitalization or investment style category, and the investment managers' performance in various market conditions.


In determining which securities to buy and sell, the investment managers use active management methods--that is, methods based on their judgments about such factors as a company's financial condition and prospects, its stock and bond prices, and the economy in general. Although each equity investment manager uses its own securities selection process and invests within a specific market capitalization range and investment style, all equity investment managers look for securities that have the potential for capital appreciation. The fixed income investment manager invests for maximum total return consistent with preservation of capital and prudent investment management.


The following table identifies the fund's investment managers and their areas of focus. For more details, see the "Fund management" section.



EQUITY                                SIZE OF                INVESTMENT
INVESTMENT MANAGER                    COMPANIES              STYLE
-----------------------------------------------------------------------
Aronson + Partners                    Large-Cap              Value

Berger Financial Group LLC/           Mid-Cap                Value
Perkins, Wolf, McDonnell & Co.

Eagle Asset Management Inc.           Large-Cap              Growth

FIXED INCOME                          INVESTMENT
INVESTMENT MANAGER                    STYLE
-----------------------------------------------------------------------
Pacific Investment                    Fixed Income--Total Return
Management Company





Balanced MarketMasters Fund

         Long term investors seeking a blend of growth and income investments may want to consider this fund.


MAIN RISKS

STOCK AND BOND MARKETS RISE AND FALL DAILY. As with any investment whose performance is tied to these markets, the value of your investment in the fund will fluctuate, which means that you could lose money.

THE FUND'S PARTICULAR ASSET ALLOCATION CAN HAVE A SIGNIFICANT EFFECT ON PERFORMANCE. The fund manages its allocation with long term performance in mind, and does not seek any particular type of performance in the short term. Because the risks and returns of different asset classes can vary widely over any given time period, the fund's performance could suffer if a particular asset class does not perform as expected.


MANY FACTORS CAN AFFECT STOCK MARKET PERFORMANCE. Political and economic news and events can influence market-wide trends; the outcome may be positive or negative, short term or long term. Other factors may be ignored by the market as a whole but may cause movements in the price of one company's stock or the stocks of one or more industries (for example, rising oil prices may lead to a decline in airline stocks). Whenever value stocks fall out of favor with investors, they may underperform growth stocks, and vice versa.



BOND PRICES GENERALLY FALL WHEN INTEREST RATES RISE. Bonds with longer maturities tend to be more sensitive to this risk. Prices of lower-quality bonds tend to be more volatile than those of investment-grade bonds, and may fall based on bad news about the issuer, an industry or the overall economy. If mortgage- or asset-backed securities are paid off, or "called," substantially earlier or later than expected, it could cause capital losses or reduce yields. Prices of foreign bonds may be more volatile than those of comparable bonds from U.S. issuers, for reasons ranging from limited issuer information to the risk of political upheaval. The fund's mortgage dollar rolls could lose money if the price of the mortgage-backed securities falls below the agreed repurchase price, or if the counterparty is unable to honor the agreement. Fund performance also could be affected if bonds held by the fund go into default.


AS WITH ALL ACTIVELY MANAGED FUNDS, THE STRATEGIES OF THE FUND'S MANAGERS--ITS INVESTMENT ADVISER AND INVESTMENT MANAGERS--MAY NOT ACHIEVE THEIR DESIRED RESULTS. For example, with value stocks, the market might fail to recognize the true worth of an undervalued company, or a manager might misjudge that worth. With growth stocks, whose prices depend largely on expectations of companies' future growth, a manager's expectations may prove to be unfounded.


OTHER RISK FACTORS

Because each investment manager makes investment decisions independently, it is possible that the investment styles of the investment managers may not complement one another. As a result, the fund's exposure to a given stock, industry, investment style or type of bond could unintentionally be smaller or larger than intended.

The fund also could lose money if a swap agreement doesn't perform as expected or if the counterparty to a swap agreement fails to honor the agreement. Futures contracts, which the fund uses to gain market exposure for its cash balances and to enhance total return, could hurt the fund's performance if they don't perform as expected. Additionally, the fund may trade portfolio securities more actively than many funds, which could increase its costs and its taxable distributions.

From time to time, the fund may take temporary defensive positions that may be inconsistent with its principal investment policies in an attempt to respond to adverse market, economic, political or other conditions. If this occurs, the fund may not achieve its investment objective during such times.

PERFORMANCE

The information below shows fund returns before and after taxes, and compares fund performance (which varies over time) to that of two indices. The indices are unmanaged and do not include expenses or taxes. All figures assume distributions were reinvested.

The after-tax figures:

- reflect the highest federal income tax rate that applied during the period, but assume no state or local taxes

-  may not reflect your actual after-tax performance

- may not be relevant to shares in an IRA, 401(k) or other tax-advantaged retirement account

Keep in mind that future performance (both before and after taxes) may differ from past performance. Because the fund originally used a different asset allocation strategy and a multi-fund strategy, its performance prior to June 3, 2002, does not reflect the current strategy and may have been different if it did.

ANNUAL TOTAL RETURNS (%) as of 12/31

[BAR CHART]


97            16.51
98            13.59
99            25.77
00            (5.16)
01            (4.97)

BEST QUARTER: 18.58% Q4 1999
WORST QUARTER: (10.97%) Q3 2001


THE FUND'S TOTAL RETURN FROM 1/1/02 TO 3/31/02 WAS 0.28%.


AVERAGE ANNUAL TOTAL RETURNS (%) as of 12/31/01


                                                             Since
                                    1 Year     5 Years     inception
--------------------------------------------------------------------
FUND
  Before taxes                      (4.97)       8.45        8.37 1
  After taxes on distributions      (5.78)       5.94        5.82 1
  After taxes on distributions
  and sale of shares                (3.02)       5.86        5.76 1
S&P 500(R)Index                    (11.89)      10.70       10.58 2
Lehman Brothers U.S.
Aggregate Bond Index                 8.44        7.43        7.20 2


1  Inception: 11/18/96.
2  From 11/18/96.


FUND FEES AND EXPENSES

The following table describes what you could expect to pay as a fund investor. "Shareholder fees" are charged to you directly by the fund. "Annual operating expenses" are paid out of fund assets, so their effect is included in total return.

FEE TABLE (%)


--------------------------------------------------------------
SHAREHOLDER FEES
--------------------------------------------------------------
                                                         None

ANNUAL OPERATING EXPENSES
(% of average net assets)

Management fees*                                         0.85
Distribution (12b-1) fees                                None
Other expenses*                                          0.45
                                                        ------
Total annual operating expenses                          1.30

Expense reduction                                       (0.20)
                                                        ------
NET OPERATING EXPENSES**                                 1.10
                                                        ======


*  Restated to reflect current fees and expenses.
** Guaranteed by Schwab and the investment adviser through 02/29/04 (excluding interest, taxes and certain non-routine expenses).

Designed to help you compare expenses, the example below uses the same assumptions as all mutual fund prospectuses: a $10,000 investment and 5% return each year. One-year figures are based on net operating expenses. The expenses would be the same whether you stayed in the fund or sold your shares at the end of each period. Your actual costs may be higher or lower.

EXPENSES ON A $10,000 INVESTMENT


1 Year        3 Years       5 Years        10 Years
---------------------------------------------------
 $112           $371          $673          $1,529




Balanced MarketMasters Fund

FINANCIAL HIGHLIGHTS


This section provides further details about the fund's financial history. "Total return" shows the percentage that an investor in the fund would have earned or lost during a given period, assuming all distributions were reinvested. The fund's independent accountants, PricewaterhouseCoopers LLP, audited these figures. Their full report is included in the fund's annual report (see back cover).



                                                      11/1/00-     11/1/99-     11/1/98-     11/1/97-     11/18/96 1-
                                                      10/31/01     10/31/00     10/31/99     10/31/98      10/31/97
---------------------------------------------------------------------------------------------------------------------
PER-SHARE DATA ($)
---------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period                  13.44        13.44        11.36        11.38         10.00
                                                      ---------------------------------------------------------------
Income or loss from investment operations:
  Net investment income                                  0.43         0.45         0.27         0.36          0.17
  Net realized and unrealized gains or losses           (2.12)        1.18         2.11         0.18          1.34
                                                      ---------------------------------------------------------------
  Total income or loss from investment operations       (1.69)        1.63         2.38         0.54          1.51
Less distributions:
  Dividends from net investment income                  (0.52)       (0.35)       (0.28)       (0.34)        (0.13)
  Dividends in excess of net investment income             --           --        (0.02)          --            --
  Distributions from net realized gains                 (1.11)       (1.28)          --        (0.22)           --
                                                      ---------------------------------------------------------------
  Total distributions                                   (1.63)       (1.63)       (0.30)       (0.56)        (0.13)
                                                      ---------------------------------------------------------------
Net asset value at end of period                        10.12        13.44        13.44        11.36         11.38
                                                      ===============================================================
Total return (%)                                       (13.95)       12.00        21.28         4.89         15.27 2

RATIOS/SUPPLEMENTAL DATA (%)
---------------------------------------------------------------------------------------------------------------------
Ratio of net operating expenses to
 average net assets 5                                    0.50         0.50 4       0.50         0.50          0.50 3
Expense reductions reflected in above ratio              0.39         0.39         0.45         0.69          0.95 3
Ratio of net investment income to
 average net assets                                      3.67         3.18         2.20         3.21          3.03 3
Portfolio turnover rate                                    95          114          244          353           171
Net assets, end of period ($ x 1,000,000)                 118          153          122           93            61

1  Commencement of operations.
2  Not annualized.
3  Annualized.
4 Would have been 0.51% if certain non-routine expenses (proxy fees) had been included.
5 The expenses incurred by underlying funds in which the fund invested are not included in this ratio. The income received by the fund from underlying funds is reduced by those expenses.

         The fund seeks long term capital appreciation.


SCHWAB

SMALL-CAP MARKETMASTERS FUND(TM)


TICKER SYMBOL     SWOSX


SMALL-CAP STOCKS AND CAPITAL GROWTH


There are thousands of small-cap companies, which historically have made up approximately 10%-20% of the total U.S. market capitalization. These companies are found in every industry, although they tend to be concentrated in high-growth sectors such as technology.



Over the past 70 years, stocks of these companies have offered high long term growth rates. At the same time, they have often been more volatile than large-cap stocks, sometimes suffering deep slumps and at other times enjoying strong market enthusiasm.



STRATEGY


UNDER NORMAL CIRCUMSTANCES, THE FUND PURSUES ITS GOAL BY INVESTING AT LEAST 80% OF ITS ASSETS IN EQUITY SECURITIES of companies with small market capitalizations or investments with similar economic characteristics, such as futures. Companies with small market capitalizations generally are those with market capitalizations of $2 billion or less but may include companies with market capitalizations of up to $5 billion so long as the purchase of those securities would not cause the average weighted market capitalization of the fund to exceed $2 billion.



CSIM allocates portions of the fund's assets to several investment managers, who then manage their respective portions of the assets under the general supervision of CSIM. In choosing the investment managers and their allocations, CSIM considers a number of factors, including market trends, its own outlook for a given market capitalization or investment style category, and the investment managers' performance in various market conditions.


In determining which securities to buy and sell, the investment managers use active management methods--that is, methods based on their judgments about such factors as a company's financial condition and prospects, its stock price, and the economy in general. Although each investment manager uses its own securities selection process and invests within a specific market capitalization range and investment style, all investment managers look for securities that have the potential for capital appreciation.


The following table identifies the fund's investment managers and their areas of focus. For more details, see the "Fund management" section.



                                           SIZE OF             INVESTMENT
INVESTMENT MANAGER                         COMPANIES           STYLE
-------------------------------------------------------------------------

Royce & Associates, Inc.                   Small-Cap           Value

TCW Investment Management Company          Small/Mid-Cap       Blend

Tocqueville Asset Management LP            Small-Cap           Blend

Veredus Asset Management LLC               Small-Cap           Growth




Small-Cap MarketMasters Fund

                    For the long term investor, a small-cap stock investment can be important because of the exposure it provides to a different segment of the stock market.


MAIN RISKS

STOCK MARKETS RISE AND FALL DAILY. As with any investment whose performance is tied to these markets, the value of your investment in the fund will fluctuate, which means that you could lose money.

THE MAIN RISKS OF THIS FUND ARE THOSE ASSOCIATED WITH SMALL-CAP STOCKS. Political and economic news and events can influence market-wide trends; the outcome may be positive or negative, short term or long term. Other factors may be ignored by the market as a whole but may affect stock prices in one or more industries (for example, rising oil prices may lead to a decline in airline stocks).

HISTORICALLY, SMALL-CAP STOCKS HAVE BEEN RISKIER THAN LARGE- AND MID-CAP STOCKS. Stock prices of smaller companies may be based in substantial part on future expectations rather than current achievements and may move sharply, especially during market upturns and downturns. In addition, during any period when small-cap stocks fall behind other types of investments--bonds or large-cap stocks, for instance--the fund's performance also will lag these investments. The fund includes both value and growth style stocks, in an attempt to reduce the impact of the performance of any given investment style. But whenever value stocks fall out of favor with investors, they may underperform growth stocks, and vice versa.

AS WITH ALL ACTIVELY MANAGED FUNDS, THE STRATEGIES OF THE FUND'S MANAGERS--ITS INVESTMENT ADVISER AND INVESTMENT MANAGERS--MAY NOT ACHIEVE THEIR DESIRED RESULTS. For example, with value stocks, the market might fail to recognize the true worth of an undervalued company, or a manager might misjudge that worth. With growth stocks, whose prices depend largely on expectations of companies' future growth, a manager's expectations may prove to be unfounded.


OTHER RISK FACTORS

Because each investment manager makes investment decisions independently, it is possible that the investment styles of the investment managers may not complement one another. As a result, the fund's exposure to a given stock, industry or investment style could unintentionally be smaller or larger than intended.

Futures contracts, which the fund uses to gain market exposure for its cash balances and to enhance total return, could hurt the fund's performance if they don't perform as expected. Additionally, the fund may trade portfolio securities more actively than many funds, which could increase its costs and its taxable distributions.

From time to time, the fund may take temporary defensive positions that may be inconsistent with its principal investment policies in an attempt to respond to adverse market, economic, political or other conditions. If this occurs, the fund may not achieve its investment objective during such times.

PERFORMANCE

The information below shows fund returns before and after taxes, and compares fund performance (which varies over time) to that of an index. The index is unmanaged and does not include expenses or taxes. All figures assume distributions were reinvested.

The after-tax figures:

- reflect the highest federal income tax rate that applied during the period, but assume no state or local taxes

-  may not reflect your actual after-tax performance

- may not be relevant to shares in an IRA, 401(k) or other tax-advantaged retirement account

Keep in mind that future performance (both before and after taxes) may differ from past performance. Because the fund originally used a multi-fund strategy, its performance prior to June 3, 2002, does not reflect the current strategy and may have been different if it did.

ANNUAL TOTAL RETURNS (%) as of 12/31

[BAR CHART]


98             0.61
99            37.88
00           (11.36)
01            (0.09)

BEST QUARTER: 24.78% Q4 1999
WORST QUARTER: (21.01)% Q3 2001


THE FUND'S TOTAL RETURN FROM 1/1/02 TO 3/31/02 WAS 3.09%.


AVERAGE ANNUAL TOTAL RETURNS (%) as of 12/31/01


                                                Since
                                   1 Year     inception
-------------------------------------------------------
FUND
  Before taxes                     (0.09)       4.63 1
  After taxes on distributions     (0.24)       2.99 1
  After taxes on distributions
  and sale of shares               (0.01)       3.00 1
Russell 2000 Index                  2.49        3.75 2


1  Inception: 9/16/97.
2  From 9/16/97.


FUND FEES AND EXPENSES

The following table describes what you could expect to pay as a fund investor. "Shareholder fees" are charged to you directly by the fund. "Annual operating expenses" are paid out of fund assets, so their effect is included in total return.

FEE TABLE (%)


--------------------------------------------------------------
SHAREHOLDER FEES
--------------------------------------------------------------
                                                         None

ANNUAL OPERATING EXPENSES
(% of average net assets)

Management fees*                                         1.30
Distribution (12b-1) fees                                None
Other expenses*                                          0.46
                                                        ------
Total annual operating expenses                          1.76

Expense reduction                                       (0.21)
                                                        ------
NET OPERATING EXPENSES**                                 1.55
                                                        ======


*  Restated to reflect current fees and expenses.
** Guaranteed by Schwab and the investment adviser through 02/29/04 (excluding interest, taxes and certain non-routine expenses).

Designed to help you compare expenses, the example below uses the same assumptions as all mutual fund prospectuses: a $10,000 investment and 5% return each year. One-year figures are based on net operating expenses. The expenses would be the same whether you stayed in the fund or sold your shares at the end of each period. Your actual costs may be higher or lower.

EXPENSES ON A $10,000 INVESTMENT


1 Year        3 Years       5 Years        10 Years
---------------------------------------------------
 $158           $512          $912          $2,034



Small-Cap MarketMasters Fund

FINANCIAL HIGHLIGHTS


This section provides further details about the fund's financial history. "Total return" shows the percentage that an investor in the fund would have earned or lost during a given period, assuming all distributions were reinvested. The fund's independent accountants, PricewaterhouseCoopers LLP, audited these figures. Their full report is included in the fund's annual report (see back cover).



                                                      11/1/00-     11/1/99-     11/1/98-     11/1/97-     9/16/97 1-
                                                      10/31/01     10/31/00     10/31/99     10/31/98      10/31/97
--------------------------------------------------------------------------------------------------------------------
PER-SHARE DATA ($)
--------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period                  12.27       11.04          8.51         9.93        10.00
                                                      --------------------------------------------------------------
Income or loss from investment operations:
  Net investment income                                  0.41        0.39          0.24         0.21         0.02
  Net realized and unrealized gains or losses           (2.68)       1.30          2.34        (1.36)       (0.09)
                                                      --------------------------------------------------------------
  Total income or loss from investment operations       (2.27)       1.69          2.58        (1.15)       (0.07)
Less distributions:
  Dividends from net investment income                  (0.55)      (0.39)        (0.05)       (0.21)        --
  Dividends in excess of net investment income           --         (0.07)         --          (0.03)        --
  Distributions from net realized gains                 (0.72)       --            --          (0.03)        --
                                                      --------------------------------------------------------------
  Total distributions                                   (1.27)      (0.46)        (0.05)       (0.27)        --
                                                      --------------------------------------------------------------
Net asset value at end of period                         8.73       12.27         11.04         8.51         9.93
                                                      ==============================================================
Total return (%)                                       (19.99)      15.17         30.38       (11.84)       (0.70) 2

RATIOS/SUPPLEMENTAL DATA (%)
--------------------------------------------------------------------------------------------------------------------
Ratio of net operating expenses to
 average net assets 5                                    0.50        0.50 4        0.50         0.50         0.50 3
Expense reductions reflected in above ratio              0.41        0.41          0.51         0.69         0.75 3
Ratio of net investment income to
 average net assets                                      4.17        2.86          2.23         2.65         1.29 3
Portfolio turnover rate                                   172         128           145          166           10
Net assets, end of period ($ x 1,000,000)                 111         162           123          129          207

1  Commencement of operations.
2  Not annualized.
3  Annualized.
4 Would have been 0.51% if certain non-routine expenses (proxy fees) had been included.
5 The expenses incurred by underlying funds in which the fund invested are not included in this ratio. The income received by the fund from underlying funds is reduced by those expenses.

         The fund seeks long term capital appreciation.

SCHWAB


INTERNATIONAL MARKETMASTERS FUND(TM)


TICKER SYMBOL     SWOIX

INTERNATIONAL STOCKS

Approximately two-thirds of the world's market opportunities lie outside the United States. These include developed countries whose securities markets are established and whose economies are industrialized, as well as emerging markets, where industrialization and securities markets are in the process of developing.

With so many opportunities available, it is difficult for any one investment adviser to maintain expertise in all industries and regions. The multi-manager approach offers a potential solution by allowing CSIM to assemble a combination of investment managers whose strengths lie in different areas.

STRATEGY


TO PURSUE ITS GOAL, THE FUND NORMALLY INVESTS A SUBSTANTIAL AMOUNT OF ITS ASSETS IN EQUITY SECURITIES of companies outside the United States. The fund expects to invest in companies across market capitalization ranges. The fund typically focuses on developed markets but may invest in companies from emerging markets as well.



CSIM allocates portions of the fund's assets to several investment managers, who then manage their respective portions of the assets under the general supervision of CSIM. In choosing the investment managers and their allocations, CSIM considers a number of factors, including global economic trends, its own outlook for a given market capitalization or investment style category and regions and countries that offer the greatest potential for growth, and the investment managers' performance in various market conditions.



In determining which securities to buy and sell, the investment managers use active management methods--that is, methods based on their judgments about such factors as a company's financial condition and prospects, its stock price, regional and country trends, and the economy in general. Although each investment manager uses its own securities selection process and invests within a specific investment style, all investment managers look for securities that have the potential for capital appreciation.



The following table identifies the fund's investment managers and their areas of focus. For more details, see the "Fund management" section.



INVESTMENT MANAGER                                   INVESTMENT STYLE
-------------------------------------------------------------------------------
American Century                                     International Small Company
Investment Management, Inc.

Artisan Partners Limited Partnership                 International Growth

Harris Associates L.P.                               International Value

William Blair & Company, LLC                         International Growth




16      International Market/Masters Fund

         International stock funds offer access to many foreign markets that can be difficult for individual investors to reach.

MAIN RISKS

STOCK MARKETS RISE AND FALL DAILY. As with any investment whose performance is tied to these markets, the value of your investment in the fund will fluctuate, which means that you could lose money.

THE MAIN RISKS OF THIS FUND ARE THOSE ASSOCIATED WITH STOCKS IN GENERAL AND INTERNATIONAL STOCKS IN PARTICULAR. Many factors can affect stock market performance. Political and economic news and events can influence market-wide trends; the outcome may be positive or negative, short term or long term. Other factors may be ignored by the market as a whole but may affect stock prices in one or more industries (for example, rising oil prices may lead to a decline in airline stocks).

INTERNATIONAL STOCKS CARRY ADDITIONAL RISKS. Changes in currency exchange rates can erode market gains or widen market losses for the fund. International markets--even those that are well established--are often more volatile than those of the United States, for reasons ranging from a lack of reliable company information to the risk of political upheaval. These risks are more significant in emerging markets, where governments may be less stable, markets less liquid and economies less highly industrialized. In addition, during any period when international stocks fall behind other types of investments--bonds or U.S. stocks, for instance--the fund's performance also will lag these investments.


HISTORICALLY, STOCKS OF SMALL COMPANIES HAVE BEEN RISKIER THAN STOCKS OF LARGE- AND MID-SIZED COMPANIES, AND MAY MOVE SHARPLY, ESPECIALLY DURING MARKET UPTURNS AND DOWNTURNS. To the extent that the fund invests in these stocks, its performance is affected by their risks. The fund includes value and growth style stocks, which attempts to reduce the impact of the performance of any given investment style. But whenever value stocks fall out of favor with investors, they may underperform growth stocks, and vice versa.


AS WITH ALL ACTIVELY MANAGED FUNDS, THE STRATEGIES OF THE FUND'S MANAGERS-- ITS INVESTMENT ADVISER AND INVESTMENT MANAGERS--MAY NOT ACHIEVE THEIR DESIRED RESULTS. For example, with value stocks, the market might fail to recognize the true worth of an undervalued company, or a manager might misjudge that worth. With growth stocks, whose prices depend largely on expectations of companies' future growth, a manager's expectations may prove to be unfounded.

OTHER RISK FACTORS

Because each investment manager makes investment decisions independently, it is possible that the investment styles of the investment managers may not complement one another. As a result, the fund's exposure to a given region, country, stock, industry or investment style could unintentionally be smaller or larger than intended.

Futures contracts, which the fund uses to gain market exposure for its cash balances and to enhance total return, could hurt the fund's performance if they don't perform as expected. Additionally, the fund may trade portfolio securities more actively than many funds, which could increase its costs and its taxable distributions.

From time to time, the fund may take temporary defensive positions that may be inconsistent with its principal investment policies in an attempt to respond to adverse market, economic, political or other conditions. If this occurs, the fund may not achieve its investment objective during such times.

PERFORMANCE

The information below shows fund returns before and after taxes, and compares fund performance (which varies over time) to that of an index. The index is unmanaged and does not include expenses or taxes. All figures assume distributions were reinvested.

The after-tax figures:

- reflect the highest federal income tax rate that applied during the period, but assume no state or local taxes

-        may not reflect your actual after-tax performance

- may not be relevant to shares in an IRA, 401(k) or other tax-advantaged retirement account

Keep in mind that future performance (both before and after taxes) may differ from past performance. Because the fund originally used a multi-fund strategy, its performance prior to June 3, 2002, does not reflect the current strategy and may have been different if it did.

ANNUAL TOTAL RETURNS (%) as of 12/31

[BAR CHART]




97                       6.81
98                      13.29
99                      74.82
00                     (14.42)
01                     (14.16)


BEST QUARTER:  41.67% Q4 1999

WORST QUARTER:  (16.35%) Q3 1998


THE FUND'S TOTAL RETURN FROM 1/1/02 TO 3/31/02 WAS 3.04%.


AVERAGE ANNUAL TOTAL RETURNS (%) as of 12/31/01


                                                                       Since
                                              1 Year     5 Years     inception
------------------------------------------------------------------------------
FUND
  Before taxes                               (14.16)      9.22         9.48 1
  After taxes on distributions               (15.34)      6.73         6.94 1
  After taxes on distributions
  and sale of shares                          (7.70)      6.76         6.93 1
MSCI EAFE Index                              (21.44)      0.89         1.04 2


1  Inception: 10/16/96.

2  From 10/16/96.

FUND FEES AND EXPENSES

The following table describes what you could expect to pay as a fund investor. "Shareholder fees" are charged to you directly by the fund. "Annual operating expenses" are paid out of fund assets, so their effect is included in total return.

FEE TABLE (%)

--------------------------------------------------------------------------------
SHAREHOLDER FEES
--------------------------------------------------------------------------------


Redemption fee*                                                        1.50


ANNUAL OPERATING EXPENSES
(% of average net assets)


Management fees**                                                       1.40
Distribution (12b-1) fees                                               None
Other expenses**                                                        0.43
                                                                       -----
Total annual operating expenses                                         1.83
Expense reduction                                                      (0.18)
                                                                       -----
NET OPERATING EXPENSES***                                               1.65
                                                                       =====


* Charged only on shares you sell 180 days or less after buying them and paid directly to the fund.

**  Restated to reflect current fees and expenses.

*** Guaranteed by Schwab and the investment adviser through 02/29/04 (excluding interest, taxes and certain non-routine expenses).

Designed to help you compare expenses, the example below uses the same assumptions as all mutual fund prospectuses: a $10,000 investment and 5% return each year. One-year figures are based on net operating expenses. The expenses would be the same whether you stayed in the fund or sold your shares at the end of each period. Your actual costs may be higher or lower.

EXPENSES ON A $10,000 INVESTMENT


  1 Year                3 Years              5 Years                  10 Years
--------------------------------------------------------------------------------
  $168                   $539                 $955                     $2,114




International MarketMasters Fund

FINANCIAL HIGHLIGHTS


This section provides further details about the fund's recent financial history. "Total return" shows the percentage that an investor in the fund would have earned or lost during a given period, assuming all distributions were reinvested. The fund's independent accountants, PricewaterhouseCoopers LLP, audited these figures. Their full report is included in the fund's annual report (see back cover).




                                                           11/1/00-     11/1/99-        11/1/98-       11/1/97-        11/1/96-
                                                           10/31/01     10/31/00        10/31/99       10/31/98        10/31/97
-----------------------------------------------------------------------------------------------------------------------------------
PER-SHARE DATA ($)
-----------------------------------------------------------------------------------------------------------------------------------

Net asset value at beginning of period                      15.53          14.84           10.58          10.86           9.91
                                                           ------------------------------------------------------------------------
Income or loss from investment operations:
  Net investment income                                      0.73           0.53            0.11           0.34           0.17
  Net realized and unrealized gains or losses               (3.90)          2.49            4.28           0.02           0.95
                                                           ------------------------------------------------------------------------
  Total income or loss from investment operations           (3.17)          3.02            4.39           0.36           1.12
Less distributions:
  Dividends from net investment income                      (0.74)         (0.49)          (0.11)         (0.33)         (0.17)
  Dividends in excess of net investment income              (0.03)            --           (0.02)         (0.01)            --
  Distributions from net realized gains                     (0.79)         (1.84)             --          (0.30)            --
                                                           ------------------------------------------------------------------------
  Total distributions                                       (1.56)         (2.33)          (0.13)         (0.64)         (0.17)
                                                           ------------------------------------------------------------------------
Net asset value at end of period                            10.80          15.53           14.84          10.58          10.86
                                                           ========================================================================
Total return (%)                                           (22.41)         18.61           41.92           3.55          11.47

RATIOS/SUPPLEMENTAL DATA (%)
-----------------------------------------------------------------------------------------------------------------------------------
Ratio of net operating expenses to
  average net assets 2                                       0.50           0.50 1          0.50           0.50           0.50
Expense reductions reflected in above ratio                  0.38           0.39            0.47           0.70           0.80
Ratio of net investment income to
  average net assets                                         5.13           1.94            0.94           2.96           1.40
Portfolio turnover rate                                        51             80             249            236            179
Net assets, end of period ($ x 1,000,000)                     215            278             104             74             81


1 Would have been 0.51% if certain non-routine expenses (proxy fees) had been included.
2 The expenses incurred by underlying funds in which the fund invested are not included in this ratio. The income received by the fund from underlying funds is reduced by those expenses.

FUND MANAGEMENT


        The funds' investment adviser, Charles Schwab Investment
        Management, Inc., has more than $146 billion under management.



The investment adviser for the Schwab MarketMasters Funds(TM) is Charles Schwab Investment Management, Inc., 101 Montgomery Street, San Francisco, CA 94104. Founded in 1989, the firm today serves as investment adviser for all of the SchwabFunds(R). The firm manages assets for more than 6 million shareholder accounts. (All figures on this page are as of 10/31/01.)



As the investment adviser, the firm oversees the asset management and admin-istration of the Schwab MarketMasters Funds. As compensation for these services, the firm receives a management fee from each fund. For the 12 months ended 10/31/01, these fees were 0.40% for the Schwab U.S. MarketMasters Fund, 0.39% for the Schwab Balanced MarketMasters Fund, 0.38% for the Schwab Small-Cap MarketMasters Fund and 0.41% for the Schwab International MarketMasters Fund. These figures, which are expressed as a percentage of each fund's average daily net assets, represent the actual amounts paid, including the effects of reductions, and are based on the fees that applied for that period. As of June 3, 2002, a new fee structure went into effect.


The investment adviser acts as the "manager of managers" for the funds and has overall responsibility for the management of the funds. The investment adviser may recommend the appointment of additional or replacement investment managers to the funds' Board of Trustees. The funds and the investment adviser have applied for exemptive relief from the SEC to permit the investment adviser and the funds to hire or terminate investment managers without shareholder approval. There is no assurance that the SEC will grant such relief.


JEFFREY MORTIMER, CFA, a vice president of the investment adviser, is responsible for the overall management of the Schwab MarketMasters Funds. Prior to joining the firm in October 1997, he worked for more than eight years in asset allocation and manager selection.


Fund management

THE FUNDS' INVESTMENT MANAGERS

The table below shows each fund's current investment managers and the individuals who serve as lead managers for each investment manager's portion of fund assets. All investment managers began managing assets for the funds on June 3, 2002.


SCHWAB U.S. MARKETMASTERS FUND(TM)


                               YEAR FOUNDED/
                               ASSETS UNDER
INVESTMENT MANAGER             MANAGEMENT
AND ADDRESS                    (AS OF 12/31/01)     KEY MANAGER(S)            EMPLOYMENT EXPERIENCE
----------------------------------------------------------------------------------------------------------------
EAGLE ASSET                    1976                 Ashi Parikh,              Began investment career in
MANAGEMENT, INC.                                    Managing Director-        1992. Joined Eagle in 1999.
880 Carillon Parkway           $5.8 billion         Institutional Growth      From 1996 to 1999,
P.O. Box 10520                                                                Equity Team Managing Director and
St. Petersburg, FL 33733-                                                     manager of One Group Growth
0520                                                                          Opportunities Fund
                                                                              and Large Company Growth
                                                                              Fund, Bank One.
----------------------------------------------------------------------------------------------------------------
HARRIS ASSOCIATES L.P.         1976                 Robert M. Levy,           Began investment career in
Two North LaSalle,                                  C.F.A., Chairman,         1977. Joined Harris Associates
Suite 500                      $20.8 billion        President and Chief       in 1985.
Chicago, IL 60602-3790                              Investment Officer

                                                    William C. Nygren,        Began investment career in
                                                    C.F.A., Partner and       1982. Joined Harris Associates
                                                    Portfolio Manager         in 1983.
----------------------------------------------------------------------------------------------------------------
TCW INVESTMENT                 1971                 Susan I. Schottenfeld,    Began investment career in 1981.
MANAGEMENT COMPANY                                  Managing Director         Joined TCW in 1985 as a Special
865 South Figueroa St.,        $17.3 billion                                  Situation Analyst, named to current
Suite 1800                                                                    position in 1998.
Los Angeles, CA 90017
----------------------------------------------------------------------------------------------------------------
THORNBURG INVESTMENT           1982                 William V. Fries,         Began investment career in 1970.
MANAGEMENT, INC.                                    Managing Director,        Joined Thornburg in 1995.
119 East Marcy St.,            $4.9 billion         Portfolio Manager
Suite 202
Santa Fe, NM 87501
----------------------------------------------------------------------------------------------------------------

SCHWAB BALANCED MARKETMASTERS FUND(TM)


                               YEAR FOUNDED/
                               ASSETS UNDER
INVESTMENT MANAGER             MANAGEMENT
AND ADDRESS                    (AS OF 12/31/01)     KEY MANAGER(S)            EMPLOYMENT EXPERIENCE
----------------------------------------------------------------------------------------------------------------
ARONSON + PARTNERS              1984                Theodore R. Aronson,      Began investment career in
230 South Broad St.,                                Managing Partner,         1974. Formed Aronson +
20th Floor                      $5.8 billion        Founder                   Partners in 1984.
Philadelphia, PA 19102
----------------------------------------------------------------------------------------------------------------
BERGER FINANCIAL                1974
GROUP LLC
210 University Blvd.,           $8.7 billion
Suite 800
Denver, CO 80206

PERKINS, WOLF,                  1980                Robert H. Perkins,        Robert H. Perkins began his
MCDONNELL & CO.                                     President and Director    investment career in 1970.
310 South Michigan Avenue       $4.6 billion                                  He formed Perkins, Wolf,
#2600                                                                         McDonnell in 1981.
Chicago, IL 60604
                                                    Thomas M. Perkins         Thomas M. Perkins began his
                                                    Investment Manager        investment career in 1974.
                                                                              He joined Perkins, Wolf,
                                                                              McDonnell in 1998.

                                                    Jeffrey Kautz, C.F.A.     Jeffrey Kautz began his
                                                    Portfolio Manager         investment career in 1995.
                                                                              He joined Perkins, Wolf,
                                                                              McDonnell in 1997.
----------------------------------------------------------------------------------------------------------------
EAGLE ASSET                     1976                Ashi Parikh,              Began investment career in
MANAGEMENT, INC.                                    Managing Director-        1992. Joined Eagle in 1999.
880 Carillon Parkway            $5.8 billion        Institutional Growth      From 1996 to 1999, Equity
P.O. Box 10520                                      Equity                    Team Managing Director and
St. Petersburg, FL 33733-                                                     manager of One Group Growth
0520                                                                          Opportunities Fund and Large
                                                                              Company Growth Fund, Bank One.
----------------------------------------------------------------------------------------------------------------
PACIFIC INVESTMENT              1971                Investment team           Associated with PIMCO and its
MANAGEMENT COMPANY                                  led by William H.         predecessor since inception.
840 Newport Center Dr.,         $241 billion        Gross, Founder
Suite 300                                           and Managing
Newport Beach, CA 92660                             Director
----------------------------------------------------------------------------------------------------------------


Fund management

SCHWAB SMALL-CAP MARKETMASTERS FUND(TM)


                               YEAR FOUNDED/
                               ASSETS UNDER
INVESTMENT MANAGER             MANAGEMENT
AND ADDRESS                    (AS OF 12/31/01)     KEY MANAGER(S)            EMPLOYMENT EXPERIENCE
----------------------------------------------------------------------------------------------------------------
ROYCE & ASSOCIATES, INC.        1967                Boniface A. Zaino,        Began investment career in 1968.
1414 Avenue of the                                  Managing Director,        Joined Royce in 1998. From 1984
Americas                        $6.0 billion        Senior Portfolio          to 1998, Group Managing Director,
New York, NY 10019                                  Manager                   Trust Company of the West.
----------------------------------------------------------------------------------------------------------------
TOCQUEVILLE ASSET               1985                P. Drew Rankin,           Began investment career in 1970.
MANAGEMENT LP                                       Managing Director,        Joined Tocqueville in 1994.
1675 Broadway,                  $1.2 billion        Portfolio Manager
16th Floor
New York, NY 10019
----------------------------------------------------------------------------------------------------------------
TCW INVESTMENT                  1971                Susan I. Schottenfeld,    Began investment career in 1981.
MANAGEMENT COMPANY                                  Managing Director         Joined TCW in 1985 as a Special
865 South Figueroa St.,         $17.3 billion                                 Situation Analyst, named to current
Suite 1800                                                                    position in 1998.
Los Angeles, CA 90017
----------------------------------------------------------------------------------------------------------------
VEREDUS ASSET                   1998                B. Anthony Weber,         Began investment career in 1984.
MANAGEMENT LLC                                      President, Chief          Joined Veredus in 1998. From 1993
6060 Dutchmans Lane,            $1.1 billion        Investment Officer        to 1998, President, Senior Portfolio
Suite 320                                                                     Manager, SMC Capital, Inc.
Louisville, KY 40205
----------------------------------------------------------------------------------------------------------------

SCHWAB INTERNATIONAL MARKETMASTERS FUND(TM)


                               YEAR FOUNDED/
                               ASSETS UNDER
INVESTMENT MANAGER             MANAGEMENT
AND ADDRESS                    (AS OF 12/31/01)     KEY MANAGER(S)            EMPLOYMENT EXPERIENCE
----------------------------------------------------------------------------------------------------------------
AMERICAN CENTURY               1958                 Henrik Strabo,             Began investment career in 1985.
INVESTMENT                                          Chief Investment           Joined American Century in 1993.
MANAGEMENT, INC.               $88.9 billion        Officer for
4500 Main Street                                    International
Kansas City, MO 64111                               Equities

                                                    Lynn Schroeder             Began investment career in 1993.
                                                    Portfolio Manager          Joined American Century in 2000.
                                                                               From 1997 to 2000, Portfolio
                                                                               Manager, Senior Analyst, Driehaus
                                                                               Capital Management, Inc.
----------------------------------------------------------------------------------------------------------------
ARTISAN PARTNERS               1994                 Mark L. Yockey,            Began investment career in 1981.
LIMITED PARTNERSHIP                                 C.F.A., Managing           Joined Artisan Partners in 1995.
1000 N. Water St.,             $15.5 billion        Director and
Suite 1770                                          Portfolio Manager
Milwaukee, WI 53202
----------------------------------------------------------------------------------------------------------------
HARRIS ASSOCIATES L.P.         1976                 David G. Herro,            Began investment career in 1986.
Two North LaSalle,                                  C.F.A., Partner,           Joined Harris Associates in 1992.
Suite 500                      $20.8 billion        Managing Director
Chicago, IL 60602-3790                              International
                                                    Equities and
                                                    Portfolio Manager

                                                    Chad M. Clark,             Began investment career in 1995.
                                                    C.F.A., Analyst and        Joined Harris Associates in 1995.
                                                    Portfolio Manager
----------------------------------------------------------------------------------------------------------------
WILLIAM BLAIR &                1935                 W. George Greig,           Began investment career in 1972.
COMPANY, LLC                                        Principal,                 Joined William Blair in 1996.
222 West Adams St.             $12.7 billion        International Equity
Chicago, IL 60606                                   Portfolio Manager
----------------------------------------------------------------------------------------------------------------


Fund management

INVESTING IN THE FUNDS

As a SchwabFunds(R) investor, you have a number of ways to do business with us.

On the following pages, you will find information on buying, selling and exchanging shares using the method that is most convenient for you. You also will see how to choose a distribution option for your investment. Helpful information on taxes is included as well.

SCHWAB ACCOUNTS

Different types of Schwab brokerage accounts are available, with varying account opening and balance requirements. Some Schwab brokerage account features can work in tandem with features offered by the funds.

For example, when you sell shares in a fund, the proceeds automatically are paid to your Schwab brokerage account. From your account, you can use features such as Schwab MoneyLink(R), which lets you move money between your brokerage accounts and bank accounts and Automatic Investment Plan (AIP), which lets you set up periodic investments.

For more information on Schwab brokerage accounts, call 1-800-435-4000 or visit the Schwab web site at www.schwab.com.


BUYING SHARES

Shares of the funds may be purchased through a Schwab brokerage account or through certain third-party investment providers, such as other financial institutions, investment professionals and workplace retirement plans.

The information on these pages outlines how Schwab brokerage account investors can place "good orders," which are orders made in accordance with the funds' policies, to buy, sell and exchange shares of the funds. If you are investing through a third-party investment provider, some of the instructions, minimums and policies may be different. Some investment providers may charge transaction or other fees. Contact your investment provider for more information.

STEP 1

CHOOSE A FUND, then decide how much you want to invest.

MINIMUM INITIAL                MINIMUM ADDITIONAL
INVESTMENT                     INVESTMENT
--------------------------------------------------------------------------------
$2,500 ($1,000 for             $500 ($100 for custodial accounts and
retirement and custodial       investments through the Automatic
accounts)                      Investment Plan)

STEP 2

CHOOSE AN OPTION FOR FUND DISTRIBUTIONS. The three options are described below. If you don't indicate a choice, you will receive the first option.

OPTION               FEATURES
--------------------------------------------------------------------------------
Reinvestment         All dividends and capital gain distributions are invested
                     automatically in shares of your fund.

Cash/                You receive payment for dividends, while any capital gain
reinvestment mix     distributions are invested in shares of your fund.

Cash You receive payment for all dividends and capital gain distributions.

STEP 3

PLACE YOUR ORDER. Use any of the methods described at right. Make checks payable to Charles Schwab & Co., Inc.


Investing in the funds

SELLING/EXCHANGING SHARES

USE ANY OF THE METHODS DESCRIBED BELOW TO SELL SHARES OF A FUND.

When selling or exchanging shares, please be aware of the following policies:

-   A fund may take up to seven days to pay sale proceeds.

- If you are selling shares that were recently purchased by check, the proceeds may be delayed until the check for purchase clears; this may take up to 15 days from the date of purchase.


- As indicated in its fee table, the Schwab International MarketMasters Fund(TM) charges a redemption fee, payable to the fund, on the sale or exchange of any of its shares that occurs 180 days or less after purchasing them; in attempting to minimize this fee, the fund will first sell any shares in your account that aren't subject to the fee (including shares acquired through reinvestment or exchange).


-   The funds reserve the right to honor redemptions in portfolio securities.

- Exchange orders are limited to other SchwabFunds(R)that are not Sweep Investments(R) and must meet the minimum investment and other requirements for the fund and share class into which you are exchanging.

- You must obtain and read the prospectus for the fund into which you are exchanging prior to placing your order.

METHODS FOR PLACING DIRECT ORDERS

INTERNET
www.schwab.com

SCHWAB BY PHONE
Automated voice service at or speak with a representative at 1-800-435-4000 (for TDD service, call 1-800-345-2550).

TELEBROKER(R)
Automated touch-tone phone service at 1-800-272-4922.

SCHWABLINK(R)
Investment professionals should follow the transaction instructions in the SchwabLink manual; for technical assistance, call 1-800-367-5198.


MAIL
Write to SchwabFunds at:
P.O. Box 3812
Englewood, CO 80155-3812


IN PERSON
Visit the nearest Charles Schwab branch office.


WHEN PLACING ORDERS

With every order to buy, sell or exchange shares, you will need to include the following information:

-   Your name or, for Internet orders, your account number/ "Login ID."

- Your account number (for SchwabLink transactions, include the master account and subaccount numbers) or, for Internet orders, your password.

- The name and share class (if applicable) of the fund whose shares you want to buy or sell.

- The dollar amount or number of shares you would like to buy, sell or exchange.

- When selling or exchanging shares by mail, be sure to include the signature of at least one of the persons whose name is on the account.

- For exchanges, the name and share class (if applicable) of the fund into which you want to exchange and the distribution option you prefer.

-   When selling shares, how you would like to receive the proceeds.

Please note that orders to buy, sell or exchange become irrevocable at the time you mail them.

TRANSACTION POLICIES

THE FUNDS ARE OPEN FOR BUSINESS EACH DAY THAT THE NEW YORK STOCK EXCHANGE (NYSE) IS OPEN. The funds calculate their share prices each business day, after the close of the NYSE (generally 4 p.m. Eastern time). A fund's share price is its net asset value per share, or NAV, which is the fund's net assets divided by the number of its shares outstanding. Orders to buy, sell or exchange shares that are received in good order prior to the close of a fund (generally 4 p.m. Eastern time) will be executed at the next share price calculated that day.

If you place an order through a third-party investment provider, please consult with that investment provider to determine when your order will be executed. Generally, you will receive the share price next calculated after a fund receives your order from your investment provider. However, some investment providers may arrange with a fund for you to receive the share price next calculated after your investment provider has received your order. Some investment providers may require that they receive orders prior to a specified cut-off time.


In valuing their securities, the funds use market quotes if they are readily available. In cases where quotes are not readily available, a fund may value securities based on fair values developed using methods approved by the funds' Board of Trustees. In valuing underlying fund investments, the funds use the NAVs reported by their underlying funds.



Shareholders of the funds should be aware that because foreign markets are often open on weekends and other days when the funds are closed, the value of some of the funds' securities may change on days when it is not possible to buy or sell shares of the funds.


THE FUNDS AND SCHWAB RESERVE CERTAIN RIGHTS, including the following:

- To automatically redeem your shares if the account they are held in is closed for any reason or your balance falls below the minimum for the fund as a result of selling or exchanging your shares.

- To modify or terminate the exchange privilege upon 60 days' written notice to shareholders.

- To refuse any purchase or exchange order, including large purchase orders that may negatively impact its operations, and orders that appear to be associated with short term trading activities.

-   To change or waive a fund's investment minimums.

- To suspend the right to sell shares back to the fund, and delay sending proceeds, during times when trading on the NYSE is restricted or halted, or otherwise as permitted by the SEC.

-   To withdraw or suspend any part of the offering made by this prospectus.


- To revise the redemption fee criteria for the Schwab International MarketMasters Fund.



Investing in the funds

DISTRIBUTIONS AND TAXES

ANY INVESTMENT IN THE FUNDS TYPICALLY INVOLVES SEVERAL TAX CONSIDERATIONS. The information below is meant as a general summary for U.S. citizens and residents. Because each person's tax situation is different, you should consult your tax advisor about the tax implications of your investment in a fund. You also can visit the Internal Revenue Service (IRS) web site at www.irs.gov.

AS A SHAREHOLDER, YOU ARE ENTITLED TO YOUR SHARE OF THE DIVIDENDS AND GAINS YOUR FUND EARNS. Every year, each fund distributes to its shareholders substantially all of its net investment income and net capital gains, if any. These distributions typically are paid in December to all shareholders of record.

UNLESS YOU ARE INVESTING THROUGH AN IRA, 401(K) OR OTHER TAX-ADVANTAGED ACCOUNT, YOUR FUND DISTRIBUTIONS GENERALLY HAVE TAX CONSEQUENCES. Each fund's net investment income and short term capital gains are distributed as dividends and are taxable as ordinary income. Other capital gain distributions are taxable as long term capital gains, regardless of how long you have held your shares in the fund. Distributions generally are taxable in the tax year in which they are declared, whether you reinvest them or take them in cash.

GENERALLY, ANY SALE OR EXCHANGE OF YOUR SHARES IS A TAXABLE EVENT. For tax purposes, an exchange of your shares for shares of another SchwabFund is treated the same as a sale. A sale may result in a capital gain or loss for you. The gain or loss generally will be treated as short term if you held the shares for 12 months or less; long term if you held the shares longer.

AT THE BEGINNING OF EVERY YEAR, THE FUNDS PROVIDE SHAREHOLDERS WITH INFORMATION DETAILING THE TAX STATUS OF ANY DISTRIBUTIONS a fund paid during the previous calendar year. Schwab brokerage account customers also receive information on distributions and transactions in their monthly account statements.

SCHWAB BROKERAGE ACCOUNT CUSTOMERS WHO SELL FUND SHARES typically will receive a report that calculates their gain or loss using the "average cost" single-category method. This information is not reported to the IRS, and you still have the option of calculating gains or losses using any other methods permitted by the IRS.


MORE ON DISTRIBUTIONS

If you are investing through a taxable account and purchase shares of a fund just before it declares a distribution, you may receive a portion of your investment back as a taxable distribution. This is because when a fund makes a distribution, the share price is reduced by the amount of the distribution.

You can avoid "buying a dividend," as it is often called, by finding out if a distribution is imminent and waiting until afterwards to invest. Of course, you may decide that the opportunity to gain a few days of investment performance outweighs the tax consequences of buying a dividend.

NOTES

NOTES

SCHWAB


MARKETMASTERS FUNDS(TM)



PROSPECTUS
JUNE 3, 2002

                                                             [SCHWAB FUNDS LOGO]

TO LEARN MORE

This prospectus contains important information on the funds and should be read and kept for reference. You also can obtain more information from the following sources.

SHAREHOLDER REPORTS, which are mailed to current fund investors, discuss recent performance and fund holdings.

THE STATEMENT OF ADDITIONAL INFORMATION (SAI) includes a more detailed discussion of investment policies and the risks associated with various investments. The SAI is incorporated by reference into the prospectus, making it legally part of the prospectus.

You can obtain free copies of these documents by contacting SchwabFunds(R). You can also review and copy them in person at the SEC's Public Reference Room, access them online at www.sec.gov or obtain paper copies by sending an electronic request to publicinfo@sec.gov. You will need to pay a duplicating fee before receiving paper copies from the SEC.


SEC FILE NUMBER
Schwab MarketMasters Funds                 811-7704


SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549-0102
1-202-942-8090 (Public Reference Section) www.sec.gov publicinfo@sec.gov


SCHWABFUNDS
P.O. Box 3812
Englewood, CO 80155-3812
1-800-435-4000
www.schwab.com/schwabfunds




REG23308FLT

SCHWAB


MARKETMASTERS FUNDS(TM)



PROSPECTUS
JUNE 3, 2002

                                                             [SCHWAB FUNDS LOGO]

TO LEARN MORE

This prospectus contains important information on the funds and should be read and kept for reference. You also can obtain more information from the following sources.

SHAREHOLDER REPORTS, which are mailed to current fund investors, discuss recent performance and fund holdings.

THE STATEMENT OF ADDITIONAL INFORMATION (SAI) includes a more detailed discussion of investment policies and the risks associated with various investments. The SAI is incorporated by reference into the prospectus, making it legally part of the prospectus.

You can obtain free copies of these documents by contacting SchwabFunds(R). You can also review and copy them in person at the SEC's Public Reference Room, access them online at www.sec.gov or obtain paper copies by sending an electronic request to publicinfo@sec.gov. You will need to pay a duplicating fee before receiving paper copies from the SEC.


SEC FILE NUMBER
Schwab MarketMasters Funds                811-7704


SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549-0102
1-202-942-8090 (Public Reference Section) www.sec.gov publicinfo@sec.gov


SCHWABFUNDS
P.O. Box 3812
Englewood, CO 80155-3812
1-800-435-4000
www.schwab.com/schwabfunds



REG23308FLD

                                  [BACK COVER]

[SCHWAB FUNDS LOGO]


101 Montgomery St.
San Francisco, CA 94104





REG23308WRAP

                       STATEMENT OF ADDITIONAL INFORMATION


                         SCHWAB MARKETMASTERS FUNDS(TM)

                       SCHWAB U.S. MARKETMASTERS FUND(TM)
                     SCHWAB BALANCED MARKETMASTERS FUND(TM)
                    SCHWAB SMALL-CAP MARKETMASTERS FUND(TM)
                  SCHWAB INTERNATIONAL MARKETMASTERS FUND(TM)


                                  JUNE 3, 2002


The Statement of Additional Information (SAI) is not a prospectus. It should be read in conjunction with the funds' prospectus dated June 3, 2002 (as amended from time to time).

To obtain a free copy of the prospectus, please contact SchwabFunds(R) at 1-800-435-4000, 24 hours a day, or write to the funds at P.O. Box 7575, San Francisco, California 94120-7575. For TDD service call 1-800-345-2550, 24 hours a day. The prospectus also may be available on the Internet at:
http://www.schwab.com/schwabfunds.

The funds' most recent annual report is a separate document supplied with the SAI and includes the funds' audited financial statements, which are incorporated by reference into this SAI.


The funds are each a series of Schwab Capital Trust ("trust").

Prior to June 3, 2002, the Schwab MarketMasters Funds were named the Schwab MarketManager Portfolios(R). In addition, the Schwab U.S. MarketMasters Fund was named the Growth Portfolio; the Schwab Balanced MarketMasters Fund was named the Balanced Portfolio; the Schwab Small-Cap MarketMasters Fund was named the Small Cap Portfolio; and the Schwab International MarketMasters Fund was named the International Portfolio. Prior to June 3, 2002, each fund invested in a mix of actively managed mutual funds. The transition to their current multi-manager strategy began on June 3, 2002 and may last up to three months. During the transition, the funds may continue to hold shares of mutual funds, but intend to replace these shares with individual securities. Under the multi-manager strategy, the funds' investment adviser, Charles Schwab Investment Management, Inc. ("CSIM") acts as the "manager of managers" and, subject to approval by the funds' Board of Trustees, hires sub-advisers ("investment managers") to manage portions of the funds' assets.


                                TABLE OF CONTENTS


                                                                                      Page
                                                                                      ----
INVESTMENT OBJECTIVES, SECURITIES, STRATEGIES,
RISKS AND LIMITATIONS...................................................................2
MANAGEMENT OF THE FUNDS................................................................35
CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES....................................46
INVESTMENT ADVISORY AND OTHER SERVICE..................................................46
BROKERAGE ALLOCATION AND OTHER PRACTICES...............................................53
DESCRIPTION OF THE TRUST...............................................................56
PURCHASE, REDEMPTION, DELIVERY OF SHAREHOLDER REPORTS AND PRICING OF SHARES............57
TAXATION...............................................................................60
CALCULATION OF PERFORMANCE DATA........................................................62
APPENDIX - RATINGS OF INVESTMENT SECURITIES............................................64

      INVESTMENT OBJECTIVES, SECURITIES, STRATEGIES, RISKS AND LIMITATIONS

                              INVESTMENT OBJECTIVES

Each fund's investment objective may be changed only by vote of a majority of its outstanding voting shares. A majority of the outstanding voting shares of a fund means the affirmative vote of the lesser of: (a) 67% or more of the voting shares represented at the meeting, if more than 50% of the outstanding voting shares of a fund are represented at the meeting or (b) more than 50% of the outstanding voting shares of a fund. There is no guarantee the funds will achieve their objectives.


SCHWAB U.S. MARKETMASTERS FUND(TM)seeks capital growth.

SCHWAB BALANCED MARKETMASTERS FUND(TM) seeks capital growth and income.

SCHWAB SMALL-CAP MARKETMASTERS FUND(TM) seeks long term capital appreciation.

SCHWAB INTERNATIONAL MARKETMASTERS FUND(TM) seeks long term capital appreciation.

The following investment policies, securities, strategies, risks and limitations supplement those set forth in the prospectus and may be changed without shareholder approval unless otherwise noted. Also, policies and limitations that state a maximum percentage of assets that may be invested in a security or other asset, or that set forth a quality standard, shall be measured immediately after and as a result of a fund's acquisition of such security or asset unless otherwise noted. Thus, any subsequent change in values, net assets or other circumstances will not be considered when determining whether the investment complies with a fund's investment policies and limitations.

                            FUND INVESTMENT POLICIES

It is the Schwab U.S. MarketMasters Fund's policy that under normal circumstances it will invest at least 80% of its assets in equity securities of U.S. companies or investments with similar economic characteristics. The fund will notify its shareholders at least 60 days before changing this policy. For purposes of this policy, assets mean net assets plus the amount of any borrowings for investment purposes. A U.S. company is a company (i) whose securities are traded on a recognized stock exchange in the United States; (ii) that, alone or on a consolidated basis, derives more than 50% or more of its annual revenue from either goods produced, sales made or services performed in the United States; or (iii) is organized or has a principal office in the United States.

It is the Schwab Small-Cap MarketMasters Fund's policy that under normal circumstances it will invest at least 80% of its assets in equity securities of companies with small market capitalizations or investments with similar economic characteristics, such as futures. The fund will notify its shareholders at least 60 days before changing this policy. For purposes of this policy, assets mean net assets plus the amount of any borrowings for investment purposes. Companies with small market capitalizations generally are those with market capitalizations of $2 billion or less, at the time of the fund's investment, but may include companies with market capitalizations of up to $5 billion so long as the purchase of those securities would not cause the average weighted market capitalization of the fund to exceed $2 billion at the time of the fund's investment.

It is the Schwab Balanced MarketMasters Fund's policy that under normal circumstances it will invest at least 25% of its assets in equity securities or investments with similar economic characteristics and at least 25% of its assets in fixed income securities or investments with similar economic characteristics. For purposes of this policy, assets mean net assets plus the amount of any borrowings for investment purposes.

It is the Schwab International MarketMasters Fund's policy that under normal circumstances it will invest a substantial amount of its assets in equity securities of companies outside the United States. The fund expects to invest in companies across market capitalization ranges. The fund typically focuses on developed markets but may invest in companies from emerging markets as well.

                   INVESTMENT SECURITIES, STRATEGIES AND RISKS


BANKERS' ACCEPTANCES or notes are credit instruments evidencing a bank's obligation to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and of the drawer to pay the full amount of the instrument upon maturity. A fund will invest only in bankers' acceptances of banks that have capital, surplus and undivided profits in excess of $100 million.


BORROWING may subject a fund to interest costs, which may exceed the interest received on the securities purchased with the borrowed funds. A fund normally may borrow at times to meet redemption requests rather than sell portfolio securities to raise the necessary cash. Borrowing can involve leveraging when securities are purchased with the borrowed money. To avoid this, a fund will earmark or segregate assets to cover such borrowings in accordance with positions of the Securities and Exchange Commission ("SEC").

Each fund may establish lines-of-credit ("lines") with certain banks by which it may borrow funds for temporary or emergency purposes. A borrowing is presumed to be for temporary or emergency purposes if it is repaid by a fund within 60 days and is not extended or renewed. Each fund intends to use the lines to meet large or unexpected redemptions that would otherwise force a fund to liquidate securities under circumstances which are unfavorable to the fund's remaining shareholders. Each fund will pay a fee to the bank for using the lines.


CERTIFICATES OF DEPOSIT or time deposits are issued against funds deposited in a banking institution for a specified period of time at a specified interest rate. A fund will invest only in certificates of deposit of banks that have capital, surplus and undivided profits in excess of $100 million.


COMMERCIAL PAPER consists of short term, promissory notes issued by banks, corporations and other institutions to finance short term credit needs. These securities generally are discounted but sometimes may be interest bearing. Commercial paper, which also may be unsecured, is subject to credit risk.


CONCENTRATION means that substantial amounts of assets are invested in a particular industry or group of industries. Concentration increases investment exposure to industry risk. For example, the automobile industry may have a greater exposure to a single factor, such as an increase in the price of oil, which may adversely affect the sale of automobiles and, as a result, the value of the industry's securities. While each fund does not intend to concentrate its investments, it may indirectly concentrate in a particular industry or group of industries if its underlying fund investments are so concentrated.


CREDIT DEFAULT SWAPS. The funds may enter into credit default swap contracts for investment purposes. As the seller in a credit default swap contract, the funds would be required to pay the par (or other agreed-upon) value of a referenced debt obligation to the counterparty in the event of a default by a third party, such as a U.S. or foreign corporate issuer, on the debt obligation. In return, the funds would receive from the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the funds would keep the stream of payments and would have no payment obligations. As the seller, the funds would be subject to investment exposure on the notional amount of the swap.


The funds may also purchase credit default swap contracts in order to hedge against the risk of default of debt securities held it its portfolio, in which case the funds would function as the counterparty referenced in the preceding paragraph. This would involve the risk that the investment may expire worthless and would only generate income in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial instability). It would also involve credit risk - that the seller may fail to satisfy its payment obligations to the funds in the event of a default.


CREDIT AND LIQUIDITY SUPPORTS may be employed by issuers to reduce the credit risk of their securities. Credit supports include letters of credit, insurance, total return and credit swap agreements and guarantees provided by foreign and domestic entities. Liquidity supports include puts, demand features, and lines. Most of these arrangements move the credit risk of an investment from the issuer of the security to the support provider. Changes in the credit quality of a support provider could cause losses to a fund.

DEBT INSTRUMENTS are obligations issued by domestic and foreign entities, including governments and corporations, in order to raise money. They are basically "IOUs," but are commonly referred to as bonds or money market securities. Fixed income securities are debt obligations. These securities normally require the issuer to pay a fixed, variable or floating rate of interest on the amount of money borrowed ("principal") until it is paid back upon maturity.


Debt instruments experience price changes when interest rates change. For example, when interest rates fall, the prices of debt securities generally rise. Also, issuers tend to pre-pay their outstanding debts and issue new ones paying lower interest rates. This is especially true for bonds with sinking fund provisions, which commit the issuer to set aside a certain amount of money to cover timely repayment of principal and typically allow the issuer to annually repurchase certain of its outstanding bonds from the open market or at a pre-set call price.

Conversely, in a rising interest rate environment, prepayment on outstanding debt instruments generally will not occur. This is known as extension risk and may cause the value of debt instruments to depreciate as a result of the higher market interest rates. Typically, longer-maturity securities react to interest rate changes more severely than shorter-term securities (all things being equal), but generally offer greater rates of interest.


Debt instruments also are subject to the risk that the issuers will not make timely interest and/or principal payments or fail to make them at all. This is called credit risk. Corporate debt securities ("bonds") tend to have higher credit risk generally than U.S. government debt securities. Debt instruments also may be subject to price volatility due to market perception of future interest rates, the creditworthiness of the issuer and general market liquidity (market risk). Investment-grade debt securities are considered medium- or/and high-quality securities, although some still possess varying degrees of speculative characteristics and risks. Debt securities rated below investment-grade are riskier, but may offer higher yields. These securities are sometimes referred to as high yield securities or "junk bonds."

Corporate bonds are debt securities issued by corporations. Although a higher return is expected from corporate bonds, these securities, while subject to the same general risks as U.S. government securities, are subject to greater credit risk than U.S. government securities. Their prices may be affected by the perceived credit quality of the issuer.


See the Appendix for a full description of the various ratings assigned to debt securities by various nationally recognized statistical rating organizations ("NRSRO"s).


DELAYED-DELIVERY TRANSACTIONS include purchasing and selling securities on a delayed-delivery or when-issued basis. These transactions involve a commitment to buy or sell specific securities at a predetermined price or yield, with payment and delivery taking place after the customary settlement period for that type of security. When purchasing securities on a delayed-delivery basis, a fund assumes the rights and risks of ownership, including the risk of price and yield fluctuations. Typically, no interest will accrue to the purchaser until the security is delivered. A fund will earmark or segregate appropriate liquid assets to cover its delayed-delivery purchase obligations. When a fund sells a security on a delayed-delivery basis, it does not participate in further gains or losses with respect to that security. If the other party to a delayed-delivery transaction fails to deliver or pay for the securities, a fund could suffer losses.

DEMAND FEATURES, which may include guarantees, are used to shorten a security's effective maturity and/or enhance its creditworthiness. If a demand feature provider were to refuse to permit the feature's exercise or otherwise terminate its obligations with respect to such feature, however, the security's effective maturity may be lengthened substantially, and/or its credit quality may be adversely impacted. In either event, a fund may experience an increase in share price volatility. This also could lengthen a fund's overall average effective maturity.

DEPOSITARY RECEIPTS include American or European Depositary Receipts (ADRs or
EDRs), Global Depositary Receipts or Shares (GDRs or GDSs) or other similar global instruments that are receipts representing ownership of shares of a foreign-based issuer held in trust by a bank or similar financial institution. These securities are designed for U.S. and European securities markets as alternatives to purchasing underlying securities in their corresponding national markets and currencies. Depositary receipts can be sponsored or unsponsored. Sponsored depositary receipts are certificates in which a bank or financial institution participates with a custodian. Issuers of unsponsored depositary receipts are not contractually obligated to disclose material information in the United States. Therefore, there may not be a correlation between such information and the market value of an unsponsored depositary receipt.


DERIVATIVE INSTRUMENTS are commonly defined to include securities or contracts whose values depend on (or "derive" from) the value of one or more other assets such as securities, currencies, or commodities. These "other assets" are commonly referred to as "underlying assets."

A derivative instrument generally consists of, is based upon, or exhibits characteristics similar to options or forward contracts. Options and forward contracts are considered to be the basic "building blocks" of derivatives. For example, forward-based derivatives include forward contracts, as well as exchange-traded futures. Option-based derivatives include privately negotiated, over-the-counter (OTC) options (including caps, floors, collars, and options on forward and swap contracts) and exchange-traded options on futures. Diverse types of derivatives may be created by combining options or forward contracts in different ways, and applying these structures to a wide range of underlying assets.

Risk management strategies include investment techniques designed to facilitate the sale of portfolio securities, manage the average duration of the portfolio or create or alter exposure to certain asset classes, such as equity, other debt or foreign securities.

In addition to the derivative instruments and strategies described in this SAI, the investment adviser or sub-adviser expects to discover additional derivative instruments and other hedging or risk management techniques. The investment adviser or sub-adviser may utilize these new derivative instruments and techniques to the extent that they are consistent with a fund's investment objective and permitted by a fund's investment limitations, operating policies, and applicable regulatory authorities.


DIVERSIFICATION involves investing in a wide range of securities and thereby spreading and reducing the risks of investment. Each fund is a series of an open-end investment management company. Each fund is a diversified mutual fund.

DURATION was developed as a more precise alternative to the concept of "maturity." Traditionally, a debt obligation's maturity has been used as a proxy for the sensitivity of the security's price to changes in interest rates (which is the "interest rate risk" or "volatility" of the security). However, maturity measures only the time until a debt obligation provides its final payment, taking no account of the pattern of the security's payments prior to maturity. In contrast, duration incorporates a bond's yield, coupon interest payments, final maturity, call and put features and prepayment exposure into one measure. Duration is the magnitude of the change in the price of a bond relative to a given change in market interest rates. Duration management is one of the fundamental tools used by the investment adviser for debt portions of the portfolios.

EMERGING OR DEVELOPING MARKETS exist in countries that are considered to be in the initial stages of industrialization. The risks of investing in these markets are similar to the risks of international investing in general, although the risks are greater in emerging and developing markets. Countries with emerging or developing securities markets tend to have economic structures that are less stable than countries with developed securities markets. This is because their economies may be based on only a few industries and their securities markets may trade a small number of securities. Prices on these exchanges tend to be volatile, and securities in these countries historically have offered greater potential for gain (as well as loss) than securities of companies located in developed countries.

EQUITY SECURITIES represent ownership interests in a company, and are commonly called "stocks." Equity securities historically have outperformed most other securities, although their prices can fluctuate based on changes in a company's financial condition, market conditions and political, economic or even company-specific news. When a stock's price declines, its market value is lowered even though the intrinsic value of the company may not have changed. Sometimes factors, such as economic conditions or political events, affect the value of stocks of companies of the same or similar industry or group of industries, and may affect the entire stock market.

Types of equity securities include common stocks, preferred stocks, convertible securities, warrants, and interests in real estate investment trusts. Common stocks, which are probably the most recognized type of equity security, usually entitle the owner to voting rights in the election of the corporation's directors and any other matters submitted to the corporation's shareholders for voting. Preferred stocks do not ordinarily carry voting rights though they may carry limited voting rights. Preferred stocks normally have preference over the corporation's assets and earnings, however. For example, preferred stocks have preference over common stock in the payment of dividends. Preferred stocks also may pay specified dividends. Because preferred stocks pay a fixed or variable stream of dividends, they have many of the characteristics of a fixed income security and are, therefore, included in both the definition of equity security and fixed income security.

Convertible securities are typically preferred stocks or bonds that are exchangeable for a specific number of another form of security (usually the issuer's common stock) at a specified price or ratio. A corporation may issue a convertible security that is subject to redemption after a specified date, and usually under certain circumstances. A holder of a convertible security that is called for redemption would be required to tender it for redemption to the issuer, convert it to the underlying common stock or sell it to a third party. Convertible bonds typically pay a lower interest rate than nonconvertible bonds of the same quality and maturity, because of the convertible feature. This structure allows the holder of the convertible bond to participate in share price movements in the company's common stock. The actual return on a convertible bond may exceed its stated yield if the company's common stock appreciates in value and the option to convert to common stock becomes more valuable.

Convertible preferred stocks are nonvoting equity securities that pay a fixed dividend. These securities have a convertible feature similar to convertible bonds, but do not have a maturity date. Due to their fixed income features, convertible securities provide higher income potential than the issuer's common stock, but typically are more sensitive to interest rate changes than the underlying common stock. In the event of liquidation, bondholders have claims on company assets senior to those of shareholders; preferred shareholders have claims senior to those of common shareholders.

Convertible securities typically trade at prices above their conversion value, which is the current market value of the common stock received upon conversion, because of their higher yield potential than the underlying common stock. The difference between the conversion value and the price of a convertible security will vary depending on the value of the underlying common stock and interest rates. When the underlying value of the common stocks decline, the price of the issuer's convertible securities will tend not to fall as much because the convertible security's income potential will act as a price support. While the value of a convertible security also tends to rise when the underlying common stock value rises, it will not rise as much because their conversion value is more narrow. The value of convertible securities also is affected by changes in interest rates. For example, when interest rates fall, the value of convertible securities may rise because of their fixed income component.

Warrants are types of securities usually issued with bonds and preferred stock that entitle the holder to purchase a proportionate amount of common stock at a specified price for a specific period of time. The prices of warrants do not necessarily move parallel to the prices of the underlying common stock. Warrants have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer. If a warrant is not exercised within the specified time period, it will become worthless and a fund will lose the purchase price it paid for the warrant and the right to purchase the underlying security.


EVENT-LINKED BONDS. Each fund may invest up to 5% of its net assets in "event-linked bonds," which are fixed income securities for which the return of principal and payment of interest is contingent on the non-occurrence of a specific "trigger" event, such as a hurricane, earthquake, or other physical or weather-related phenomenon. Some event-linked bonds are commonly referred to as "catastrophe bonds." If a trigger event occurs, a fund may lose a portion or all of its principal invested in the bond. Event-linked bonds often provide for an extension of maturity to process and audit loss claims where a trigger event has, or possibly has, occurred. An extension of maturity may increase volatility. Event-linked bonds may also expose a fund to certain unanticipated risks including credit risk, adverse regulatory or jurisdictional interpretations, and adverse tax consequences. Event-linked bonds may also be subject to liquidity risk.

FOREIGN CURRENCY TRANSACTIONS. All funds that may invest in foreign currency-denominated securities also may purchase and sell foreign currency options and foreign currency futures contracts and related options and may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through forward currency contracts ("forwards") with terms generally of less than one year. Funds may engage in these transactions in order to protect against uncertainty in the level of future foreign exchange rates in the purchase and sale of securities.

The funds may also use foreign currency options and foreign currency forward contracts to increase exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another. Each fund will earmark or segregate assets for any open positions in forwards used for non-hedging purposes and mark to market daily as may be required under the federal securities laws.

A forward involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts may be bought or sold to protect a fund against a possible loss resulting from an adverse change in the relationship between foreign currencies and the U.S. dollar or to increase exposure to a particular foreign currency. Many foreign securities markets do not settle trades within a time frame that would be considered customary in the U.S. stock market. Therefore, a fund may engage in forward foreign currency exchange contracts in order to secure exchange rates for fund securities purchased or sold, but awaiting settlement. These transactions do not seek to eliminate any fluctuations in the underlying prices of the securities involved. Instead, the transactions simply establish a rate of exchange that can be expected when the fund settles its securities transactions in the future. Forwards involve certain risks. For example, if the counterparties to the contracts are unable to meet the terms of the contracts or if the value of the foreign currency changes unfavorably, the fund could sustain a loss.

Funds also may engage in forward foreign currency exchange contracts to protect the value of specific portfolio positions, which is called "position hedging." When engaging in position hedging, a fund may enter into forward foreign currency exchange transactions to protect against a decline in the values of the foreign currencies in which portfolio securities are denominated (or against an increase in the value of currency for securities that the fund expects to purchase).

Buying and selling foreign currency exchange contracts involves costs and may result in losses. The ability of a fund to engage in these transactions may be limited by tax considerations. Although these techniques tend to minimize the risk of loss due to declines in the value of the hedged currency, they tend to limit any potential gain that might result from an increase in the value of such currency. Transactions in these contracts involve certain other risks. Unanticipated fluctuations in currency prices may result in a poorer overall performance for the funds than if they had not engaged in any such transactions. Moreover, there may be imperfect correlation between the fund's holdings of securities denominated in a particular currency and forward contracts into which the fund enters. Such imperfect correlation may cause a fund to sustain losses, which will prevent it from achieving a complete hedge or expose it to risk of foreign exchange loss.

Suitable hedging transactions may not be available in all circumstances and there can be no assurance that a fund will engage in such transactions at any given time or from time to time. Also, such transactions may not be successful and may eliminate any chance for a fund to benefit from favorable fluctuations in relevant foreign currencies.


Forwards will be used primarily to adjust the foreign exchange exposure of each fund with a view to protecting the outlook, and the funds might be expected to enter into such contracts under the following circumstances:


LOCK IN. When the investment adviser or sub-adviser/investment manager ("sub-adviser") desires to lock in the U.S. dollar price on the purchase or sale of a security denominated in a foreign currency.


CROSS HEDGE. If a particular currency is expected to decrease against another currency, a fund may sell the currency expected to decrease and purchase a currency which is expected to increase against the currency sold in an amount approximately equal to some or all of the fund's portfolio holdings denominated in the currency sold.


DIRECT HEDGE. If the investment adviser or sub-adviser wants to a eliminate substantially all of the risk of owning a particular currency, and/or if the investment adviser or sub-adviser thinks that a fund can benefit from price appreciation in a given country's bonds but does not want to hold the currency, it may employ a direct hedge back into the U.S. dollar. In either case, a fund would enter into a forward contract to sell the currency in which a portfolio security is denominated and purchase U.S. dollars at an exchange rate established at the time it initiated the contract. The cost of the direct hedge transaction may offset most, if not all, of the yield advantage offered by the foreign security, but a fund would benefit from an increase in value of the bond.

PROXY HEDGE. The investment adviser or sub-adviser might choose to use a proxy hedge, which may be less costly than a direct hedge. In this case, a fund, having purchased a security, will sell a currency whose value is believed to be closely linked to the currency in which the security is denominated. Interest rates prevailing in the country whose currency was sold would be expected to be closer to those in the U.S. and lower than those of securities denominated in the currency of the original holding. This type of hedging entails greater risk than a direct hedge because it is dependent on a stable relationship between the two currencies paired as proxies and the relationships can be very unstable at times.


COSTS OF HEDGING. When a fund purchases a foreign bond with a higher interest rate than is available on U.S. bonds of a similar maturity, the additional yield on the foreign bond could be substantially reduced or lost if the fund were to enter into a direct hedge by selling the foreign currency and purchasing the U.S. dollar. This is what is known as the "cost" of hedging. Proxy hedging attempts to reduce this cost through an indirect hedge back to the U.S. dollar. It is important to note that hedging costs are treated as capital transactions and are not, therefore, deducted from a fund's dividend distribution and are not reflected in its yield. Instead such costs will, over time, be reflected in a fund's net asset value per share.

TAX CONSEQUENCES OF HEDGING. Under applicable tax law, the funds may be required to limit their gains from hedging in foreign currency forwards, futures, and options. Although the funds are expected to comply with such limits, the extent to which these limits apply is subject to tax regulations as yet unissued. Hedging may also result in the application of the mark-to-market and straddle provisions of the Internal Revenue Code. Those provisions could result in an increase (or decrease) in the amount of taxable dividends paid by the funds and could affect whether dividends paid by the funds are classified as capital gains or ordinary income.

FOREIGN SECURITIES involve additional risks, including foreign currency exchange rate risks, because they are issued by foreign entities, including foreign governments, banks and corporations, or because they are traded principally overseas. Foreign entities are not subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to U.S. corporations. In addition, there may be less publicly available information about foreign entities. Foreign economic, political and legal developments, as well as fluctuating foreign currency exchange rates and withholding taxes, could have more dramatic effects on the value of foreign securities. For example, conditions within and around foreign countries, such as the possibility of expropriation or confiscatory taxation, political or social instability, diplomatic developments, change of government or war could affect the value of foreign investments. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.

Foreign securities typically have less volume and are generally less liquid and more volatile than securities of U.S. companies. Fixed commissions on foreign securities exchanges are generally higher than negotiated commissions on U.S. exchanges, although the funds endeavor to achieve the most favorable overall results on portfolio transactions. There is generally less government supervision and regulation of foreign securities exchanges, brokers, dealers and listed companies than in the United States, thus increasing the risk of delayed settlements of portfolio transactions or loss of certificates for portfolio securities. There may be difficulties in obtaining or enforcing judgments against foreign issuers as well. These factors and others may increase the risks with respect to the liquidity of a fund containing foreign investments, and its ability to meet a large number of shareholder redemption requests.

Foreign markets also have different clearance and settlement procedures and, in certain markets, there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Such delays in settlement could result in temporary periods when a portion of the assets of a fund is uninvested and no return is earned thereon. The inability to make intended security purchases due to settlement problems could cause a fund to miss attractive investment opportunities. Losses to a fund arising out of the inability to fulfill a contract to sell such securities also could result in potential liability for a fund.


Investments in the securities of foreign issuers are usually made and held in foreign currencies. In addition, the funds may hold cash in foreign currencies. These investments may be affected favorably or unfavorably by changes in currency exchange rates and in exchange control regulations, and may cause a fund to incur costs in connection with conversions between various currencies. The rate of exchange between the U.S. dollar and other currencies is determined by the forces of supply and demand in the foreign exchange market as well as by political and economic factors. Changes in foreign currency exchange rates also may affect the value of dividends and interest earned, gains and losses realized on the sale of securities, and net investment income and gains, if any, to be distributed to shareholders by a fund.


On January 1, 1999, 11 of the 15 member states of the European union introduced the "euro" as a common currency. During a three-year transitional period, the euro will coexist with each member state's currency. By July 1, 2002, the euro will have replaced the national currencies of the following member countries:
Austria, Belgium, Finland, France, Germany, Greece, Ireland, Italy, Luxembourg, the Netherlands, Portugal and Spain. During the transition period, each country will treat the euro as a separate currency from that of any member state.

Currently, the exchange rate of the currencies of each of these countries is fixed to the euro. The euro trades on currency exchanges and is available for non-cash transactions. The participating countries currently issue sovereign debt exclusively in euro. By July 1, 2002, euro-denominated bills and coins will replace the bills and coins of the participating countries.

The new European Central Bank has control over each country's monetary policies. Therefore, the participating countries no longer control their own monetary policies by directing independent interest rates for their currencies. The national governments of the participating countries, however, have retained the authority to set tax and spending policies and public debt levels.

The conversion may impact the trading in securities of issuers located in, or denominated in the currencies of, the member states, as well as foreign exchanges, payments, the settlement process, custody of assets and accounting. The introduction of the euro is also expected to affect derivative and other financial contracts in which the funds may invest in so far as price sources such as day-count fractions or settlement dates applicable to underlying instruments may be changed to conform to the conventions applicable to euro currency.


The overall impact of the transition of the member states' currencies to the euro cannot be determined with certainty at this time. In addition to the effects described above, it is likely that more general short and long term consequences can be expected, such as changes in economic environment and changes in behavior of investors, all of which will impact each fund's euro-denominated investments.

Securities that are acquired by a fund outside the United States and that are publicly traded in the United States on a foreign securities exchange or in a foreign securities market, are not considered illiquid provided that: (1) the fund acquires and holds the securities with the intention of reselling the securities in the foreign trading market, (2) the fund reasonably believes it can readily dispose of the securities in the foreign trading market or for cash in the United States, or (3) foreign market and current market quotations are readily available. Investments in foreign securities where delivery takes place outside the United States will have to be made in compliance with any applicable U.S. and foreign currency restrictions and tax laws (including laws imposing withholding taxes on any dividend or interest income) and laws limiting the amount and types of foreign investments.


FORWARD CONTRACTS are sales contracts between a buyer (holding the "long" position, and the seller (holding the "short" position) for an asset with delivery deferred to a future date. The buyer agrees to pay a fixed price at the agreed future date and the seller agrees to deliver the asset. The seller hopes that the market price on the delivery date is less than the agreed upon price, while the buyer hopes for the contrary. The change in value of a forward-based derivative generally is roughly proportional to the change in value of the underlying asset.


FUTURES CONTRACTS are instruments that represent an agreement between two parties that obligates one party to buy, and the other party to sell, specific instruments at an agreed-upon price on a stipulated future date. In the case of futures contracts relating to an index or otherwise not calling for physical delivery at the close of the transaction, the parties usually agree to deliver the final cash settlement price of the contract. A fund may purchase and sell futures contracts based on securities, securities indices and foreign currencies or any other futures contracts traded on U.S. exchanges or boards of trade that the Commodities Future Trading Commission ("CFTC") licenses and regulates on foreign exchanges.

Each fund that engages in futures contracts must maintain a small portion of its assets in cash to process shareholder transactions in and out of it to pay its expenses. In order to reduce the effect this otherwise uninvested cash would have on its performance, a fund may purchase futures contracts. Such transactions allow the fund's cash balance to produce a return similar to that of the underlying security or index on which the futures contract is based. Also, a fund may purchase or sell futures contracts on a specified foreign currency to "fix" the price in U.S. dollars of the foreign security it has acquired or sold or expects to acquire or sell. A fund may enter into futures contracts for other reasons as well.

When buying or selling futures contracts, a fund must place a deposit with its broker equal to a fraction of the contract amount. This amount is known as "initial margin" and must be in the form of liquid debt instruments, including cash, cash-equivalents and U.S. government securities. Subsequent payments to and from the broker, known as "variation margin" may be made daily, if necessary, as the value of the futures contracts fluctuate. This process is known as "marking-to-market." The margin amount will be returned to the fund upon termination of the futures contracts assuming all contractual obligations are satisfied. Each fund's aggregate initial and variation margin payments required to establish its futures positions may not exceed 5% of its net assets. Because margin requirements are normally only a fraction of the amount of the futures contracts in a given transaction, futures trading can involve a great deal of leverage. In order to avoid this, each fund will earmark or segregate assets for any outstanding futures contracts as may be required under the federal securities laws. Underlying funds may have the same or different arrangements.

While a fund intends to purchase and sell futures contracts in order to simulate full investment, there are risks associated with these transactions. Adverse market movements could cause a fund to experience substantial losses when buying and selling futures contracts. Of course, barring significant market distortions, similar results would have been expected if a fund had instead transacted in the underlying securities directly. There also is the risk of losing any margin payments held by a broker in the event of its bankruptcy. Additionally, a fund incurs transaction costs (i.e. brokerage fees) when engaging in futures trading. To the extent a fund also invests in futures in order to simulate full investment, these same risks apply.

When interest rates are rising or securities prices are falling, a fund may seek, through the sale of futures contracts, to offset a decline in the value of their current portfolio securities. When rates are falling or prices are rising, a fund, through the purchase of futures contracts, may attempt to secure better rates or prices than might later be available in the market when they effect anticipated purchases. Similarly, a fund may sell futures contracts on a specified currency to protect against a decline in the value of that currency and their portfolio securities that are denominated in that currency. A fund may purchase futures contracts on a foreign currency to fix the price in U.S. dollars of a security denominated in that currency that a fund have acquired or expect to acquire.

Futures contracts normally require actual delivery or acquisition of an underlying security or cash value of an index on the expiration date of the contract. In most cases, however, the contractual obligation is fulfilled before the date of the contract by buying or selling, as the case may be, identical futures contracts. Such offsetting transactions terminate the original contracts and cancel the obligation to take or make delivery of the underlying securities or cash. There may not always be a liquid secondary market at the time a fund seeks to close out a futures position. If a fund is unable to close out its position and prices move adversely, the fund would have to continue to make daily cash payments to maintain its margin requirements. If a fund had insufficient cash to meet these requirements it may have to sell portfolio securities at a disadvantageous time or incur extra costs by borrowing the cash. Also, a fund may be required to make or take delivery and incur extra transaction costs buying or selling the underlying securities. A fund seeks to reduce the risks associated with futures transactions by buying and selling futures contracts that are traded on national exchanges or for which there appears to be a liquid secondary market.

HIGH YIELD SECURITIES, also called lower quality bonds ("junk bonds"), are frequently issued by companies without long track records of sales and earnings, or by those of questionable credit strength, and are more speculative and volatile (though typically higher yielding) than investment grade bonds. Adverse economic developments could disrupt the market for high yield securities, and severely affect the ability of issuers, especially highly-leveraged issuers, to service their debt obligations or to repay their obligations upon maturity.

Also, the secondary market for high yield securities at times may not be as liquid as the secondary market for higher-quality debt securities. As a result, the investment adviser could find it difficult to sell these securities or experience difficulty in valuing certain high yield securities at certain times. Prices realized upon the sale of such lower rated securities, under these circumstances, may be less than the prices at which a fund purchased them.

Thus, high yield securities are more likely to react to developments affecting interest rates and market and credit risk than are more highly rated securities, which primarily react to movements in the general level of interest rates. When economic conditions appear to be deteriorating, medium- to lower-quality debt securities may decline in value more than higher-quality debt securities due to heightened concern over credit quality, regardless of prevailing interest rates. Prices for high yield securities also could be affected by legislative and regulatory developments. These laws could adversely affect a fund's net asset value and investment practices, the secondary market value for high yield securities, the financial condition of issuers of these securities and the value of outstanding high yield securities.

ILLIQUID SECURITIES generally are any securities that cannot be disposed of promptly and in the ordinary course of business at approximately the amount at which a fund has valued the instruments. The liquidity of investments is monitored under the supervision and direction of the Board of Trustees. Investments currently not considered liquid include repurchase agreements not maturing within seven days and certain restricted securities.

INITIAL PUBLIC OFFERING. The funds may purchase shares issued as part of, or a short period after, a company's initial public offering ("IPOs"), and may at times dispose of those shares shortly after their acquisition. A fund's purchase of shares issued in IPOs exposes it to the risks associated with companies that have little operating history as public companies, as well as to the risks inherent in those sectors of the market where these new issuers operate. The market of IPO issuers has been volatile, and share prices of newly-public companies have fluctuated significantly over short periods of time.


INTERFUND BORROWING AND LENDING. A fund may borrow money from and/or lend money to other funds/portfolios in the Schwab complex ("SchwabFunds(R)"). All loans are for temporary or emergency purposes and the interest rates to be charged will be the average of the overnight repurchase agreement rate and the short term bank loan rate. All loans are subject to numerous conditions designed to ensure fair and equitable treatment of all participating funds/portfolios. The interfund lending facility is subject to the oversight and periodic review of the Board of Trustees of the SchwabFunds.


INTERNATIONAL BONDS are certain obligations or securities of foreign issuers, including Eurodollar Bonds, which are U.S. dollar-denominated bonds issued by foreign issuers payable in Eurodollars (U.S. dollars held in banks located outside the United States, primarily Europe), Yankee Bonds, which are U.S. dollar-denominated bonds issued in the U.S. by foreign banks and corporations, and EuroBonds, which are bonds denominated in U.S. dollars and usually issued by large underwriting groups composed of banks and issuing houses from many countries. Investments in securities issued by foreign issuers, including American Depositary Receipts and securities purchased on foreign securities exchanges, may subject a fund to additional investment risks, such as adverse political and economic developments, possible seizure, nationalization or expropriation of foreign investments, less stringent disclosure requirements, non-U.S. withholding taxes and the adoption of other foreign governmental restrictions.

Additional risks include less publicly available information, the risk that companies may not be subject to the accounting, auditing and financial reporting standards and requirements of U.S. companies, the risk that foreign securities markets may have less volume and therefore may be less liquid and their prices more volatile than U.S. securities, and the risk that custodian and transaction costs may be higher. Foreign issuers of securities or obligations are often subject to accounting requirements and engage in business practices different from those respecting domestic issuers of similar securities or obligations. Foreign branches of U.S. banks and foreign banks may be subject to less stringent reserve requirements than those applicable to domestic branches of U.S. banks.

LOAN INTERESTS, and other direct debt instruments or interests therein, may be acquired by a fund. A loan interest is typically originated, negotiated, and structured by a U.S. or foreign commercial bank, insurance company, finance company, or other financial institution ("Agent") for a lending syndicate of financial institutions. The Agent typically administers and enforces the loan on behalf of the other lenders in the syndicate. In addition, an institution typically but not always the Agent ("Collateral Bank"), holds collateral (if any) on behalf of the lenders. When a Collateral Bank holds collateral, such collateral typically consists of one or more of the following asset types: inventory, accounts receivable, property, plant and equipment, intangibles, common stock of subsidiaries or other investments. These loan interests may take the form of participation interests in, assignments of or novations of a loan during its second distribution, or direct interests during a primary distribution. Such loan interests may be acquired from U.S. or foreign banks, insurance companies, finance companies, or other financial institutions who have made loans or are members of a lending syndicate or from other holders of loan interests. A fund may also acquire loan interests under which a fund derives its rights directly from the borrower. Such loan interests are separately enforceable by a fund against the borrower and all payments of interest and principal are typically made directly to a fund from the borrower. In the event that a fund and other lenders become entitled to take possession of shared collateral, it is anticipated that such collateral would be held in the custody of the Collateral Bank for their mutual benefit. A fund may not act as an Agent, a Collateral Bank, a guarantor or sole negotiator or structurer with respect to a loan.

The investment adviser or sub-adviser will analyze and evaluate the financial condition of the borrower in connection with the acquisition of any Loan Interest. Credit ratings are typically assigned to Loan Interests in the same manner as with other fixed income debt securities, and the investment adviser or sub-adviser analyzes and evaluates these ratings, if any, in deciding whether to purchase a Loan Interest. The investment adviser or sub-adviser also analyzes and evaluates the financial condition of the Agent and, in the case of Loan Interests in which a fund does not have privity with the borrower, those institutions from or through whom a fund derives its rights in a loan ("Intermediate Participants").

In a typical loan, the Agent administers the terms of the loan agreement. In such cases, the Agent is normally responsible for the collection of principal and interest payments from the borrower and the apportionment of these payments to the credit of all the institutions which are parties to the loan agreement. A fund will generally rely upon the Agent or Intermediate Participant to receive and forward to a fund its portion of the principal and interest payments on the loan. Furthermore, unless under the terms of a participation agreement a fund has direct recourse against the borrower, a fund will rely on the Agent and the other members of the lending syndicate to use appropriate credit remedies against the borrower. The Agent is typically responsible for monitoring compliance with covenants contained in the loan agreement based upon reports prepared by the borrower. The seller of the Loan Interest usually does, but is often not obligated to, notify holders of Loan Interests of any failures of compliance. The Agent may monitor the value of the collateral and, if the value of the collateral declines, may accelerate the loan, may give the borrower an opportunity to provide additional collateral or may seek other protection for the benefit of the participants in the loan. The Agent is compensated by the borrower for providing these services under a loan agreement, and such compensation may include special fees paid upon structuring and funding the loan and other fees paid on a continuing basis. With respect to Loan Interests for which the Agent does not perform such administrative and enforcement functions, a fund will perform such tasks on its own behalf, although a Collateral Bank will typically hold any collateral on behalf of a fund and the other holders pursuant to the applicable loan agreement.

A financial institution's appointment as Agent may usually be terminated in the event that it fails to observe the requisite standard of care or becomes insolvent, enters Federal Deposit Insurance Corporation ("FDIC") receivership, or, if not FDIC insured, enters into bankruptcy proceedings. A successor agent generally would be appointed to replace the terminated Agent, and assets held by the Agent under the loan agreement should remain available to holders of Loan Interests. However, if assets held by the Agent for the benefit of a fund were determined to be subject to the claims of the Agent's general creditors, a fund might incur certain costs and delays in realizing payment on a Loan Interest, or suffer a loss of principal and/or interest. In situations involving Intermediate Participants, similar risks may arise.

Purchasers of Loan Interests depend primarily upon the creditworthiness of the borrower for payment of principal and interest. If a fund does not receive a scheduled interest or principal payment on such indebtedness, a fund's share price and yield could be adversely affected. Loans that are fully secured offer a fund more protections than an unsecured loan in the event of non-payment of scheduled interest or principal. However, there is no assurance that the liquidation of collateral from a secured loan would satisfy the borrower's obligation, or that the collateral can be liquidated. Indebtedness of borrowers whose creditworthiness is poor involves substantially greater risks, and may be highly speculative. Borrowers that are in bankruptcy or restructuring may never pay off their indebtedness, or may pay only a small fraction of the amount owed. Direct indebtedness of developing countries also will involve a risk that the governmental entities responsible for the repayment of the debt may be unable, or unwilling, to pay interest and repay principal when due.

The Loan Interests market is in a developing phase with increased participation among several investor types. The dealer community has become increasingly involved in this secondary market. If, however, a particular Loan Interest is deemed to be illiquid, it would be valued using procedures adopted by the Board of Trustees. In such a situation, there is no guarantee that a fund will be able to sell such Loan Interests, which could lead to a decline in the value of the Loan Interests and the value of a fund's shares.

LOAN PARTICIPATIONS. The funds may purchase participations in commercial loans. Such indebtedness may be secured or unsecured. Loan participations typically represent direct participation in a loan to a corporate borrower, and generally are offered by banks or other financial institutions or lending syndicates. The funds may participate in such syndications, or can buy part of a loan, becoming a part lender. When purchasing loan participations, a fund assumes the credit risk associated with the corporate borrower and may assume the credit risk associated with an interposed bank or other financial intermediary. The participation interests in which a fund intends to invest may not be rated by any nationally recognized rating service.

A loan is often administered by an agent bank acting as agent for all holders. The agent bank administers the terms of the loan, as specified in the loan agreement. In addition, the agent bank is normally responsible for the collection of principal and interest payments from the corporate borrower and the apportionment of these payments to the credit of all institutions which are parties to the loan agreement. Unless, under the terms of the loan or other indebtedness, a fund has direct recourse against the corporate borrower, the fund may have to rely on the agent bank or other financial intermediary to apply appropriate credit remedies against a corporate borrower. A financial institution's employment as agent bank might be terminated in the event that it fails to observe a requisite standard of care or becomes insolvent. A successor agent bank would generally be appointed to replace the terminated agent bank, and assets held by the agent bank under the loan agreement should remain available to holders of such indebtedness. However, if assets held by the agent bank for the benefit of a fund were determined to be subject to the claims of the agent bank's general creditors, the fund might incur certain costs and delays in realizing payment on a loan or loan participation and could suffer a loss of principal and/or interest. In situations involving other interposed financial institutions (e.g., an insurance company or governmental agency) similar risks may arise.

Purchasers of loans and other forms of direct indebtedness depend primarily upon the creditworthiness of the corporate borrower for payment of principal and interest. If a fund does not receive scheduled interest or principal payments on such indebtedness, the fund's share price and yield could be adversely affected. Loans that are fully secured offer a fund more protection than an unsecured loan in the event of non-payment of scheduled interest or principal. However, there is no assurance that the liquidation of collateral from a secured loan would satisfy the corporate borrower's obligation, or that the collateral can be liquidated.

The funds may invest in loan participations with credit quality comparable to that of issuers of its securities investments. Indebtedness of companies whose creditworthiness is poor involves substantially greater risks, and may be highly speculative. Some companies may never pay off their indebtedness, or may pay only a small fraction of the amount owed. Consequently, when investing in indebtedness of companies with poor credit, a fund bears a substantial risk of losing the entire amount invested.


Each fund limits the amount of its total assets that it will invest in any one issuer or in issuers within the same industry. For purposes of these limits, a fund generally will treat the corporate borrower as the "issuer" of indebtedness held by the funds. In the case of loan participations where a bank or other lending institution serves as a financial intermediary between a fund and the corporate borrower, if the participation does not shift to the funds the direct debtor-creditor relationship with the corporate borrower, SEC interpretations require the funds to treat both the lending bank or other lending institution and the corporate borrower as "issuers" for the purposes of determining whether the funds have invested more than 5% of its assets in a single issuer. Treating a financial intermediary as an issuer of indebtedness may restrict a funds' ability to invest in indebtedness related to a single financial intermediary, or a group of intermediaries engaged in the same industry, even if the underlying borrowers represent many different companies and industries.


Loans and other types of direct indebtedness may not be readily marketable and may be subject to restrictions on resale. In some cases, negotiations involved in disposing of indebtedness may require weeks to complete. Consequently, some indebtedness may be difficult or impossible to dispose of readily at what the investment adviser or sub-advisers believes to be a fair price. In addition, valuation of illiquid indebtedness involves a greater degree of judgment in determining a fund's net asset value than if that value were based on available market quotations, and could result in significant variations in the fund's daily share price. At the same time, some loan interests are traded among certain financial institutions and accordingly may be deemed liquid. As the market for different types of indebtedness develops, the liquidity of these instruments is expected to improve. In addition, the funds currently intend to treat indebtedness for which there is no readily available market as illiquid for purposes of the funds' limitation on illiquid investments. Investments in loan participations are considered to be debt obligations for purposes of the Trust's investment restriction relating to the lending of funds or assets by a fund.

Investments in loans through a direct assignment of the financial institution's interests with respect to the loan may involve additional risks to the funds. For example, if a loan is foreclosed, a fund could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral. In addition, it is conceivable that under emerging legal theories of lender liability, a fund could be held liable as co-lender. It is unclear whether loans and other forms of direct indebtedness offer securities law protections against fraud and misrepresentation. In the absence of definitive regulatory guidance, the funds rely on the investment adviser's and sub-advisers' research in an attempt to avoid situations where fraud or misrepresentation could adversely affect the funds.

MATURITY OF INVESTMENTS will generally be determined using the portfolio fixed income securities' final maturity dates. However for certain securities, maturity will be determined using the security's effective maturity date. The effective maturity date for a security subject to a put or demand feature is the demand date, unless the security is a variable- or floating-rate security. If it is a variable-rate security, its effective maturity date is the earlier of its demand date or next interest rate change date. For variable-rate securities not subject to a put or demand feature and floating-rate securities, the effective maturity date is the next interest rate change date. The effective maturity of mortgage-backed and certain other asset-backed securities is determined on an "expected life" basis by the investment adviser. For an interest rate swap agreement, its effective maturity would be equal to the difference in the effective maturity of the interest rates "swapped." Securities being hedged with futures contracts may be deemed to have a longer maturity, in the case of purchases of future contracts, and a shorter maturity, in the case of sales of futures contracts, than they would otherwise be deemed to have. In addition, a security that is subject to redemption at the option of the issuer on a particular date ("call date"), which is prior to, or in lieu of, the security's stated maturity, may be deemed to mature on the call date rather than on its stated maturity date. The call date of a security will be used to calculate average portfolio maturity when the investment adviser reasonably anticipates, based upon information available to it, that the issuer will exercise its right to redeem the security. The average portfolio maturity of a fund is dollar-weighted based upon the market value of a fund's securities at the time of the calculation. A fund may invest in securities with final or effective maturities of any length.


MONEY MARKET SECURITIES are high-quality, short term debt securities that may be issued by entities such as the U.S. government, corporations and financial institutions (like banks). Money market securities include commercial paper, certificates of deposit, banker's acceptances, notes and time deposits. Certificates of deposit and time deposits are issued against funds deposited in a banking institution for a specified period of time at a specified interest rate. Banker's acceptances are credit instruments evidencing a bank's obligation to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and of the drawer to pay the full amount of the instrument upon maturity. Commercial paper consists of short term, unsecured promissory notes issued to finance short term credit needs.

Money market securities pay fixed, variable or floating rates of interest and are generally subject to credit and interest rate risks. The maturity date or price of and financial assets collateralizing a security may be structured in order to make it qualify as or act like a money market security. These securities may be subject to greater credit and interest rate risks than other money market securities because of their structure. Money market securities may be issued with puts or sold separately, sometimes called demand features or guarantees, which are agreements that allow the buyer to sell a security at a specified price and time to the seller or "put provider." When a fund buys a put, losses could occur as a result of the costs of the put or if it exercises its rights under the put and the put provider does not perform as agreed. Standby commitments are types of puts.

Each fund may keep a portion of its assets in cash for business operations. In order to reduce the effect this otherwise uninvested cash would have on its performance, a fund may invest in money market securities. Each fund may also invest in money market securities to the extent it is consistent with its investment objective.

MORTGAGE-BACKED SECURITIES ("MBS") and other ASSET-BACKED SECURITIES ("ABS") may be purchased by a fund. MBS represent participations in mortgage loans, and include pass-through securities, collateralized mortgage obligations and stripped mortgage-backed securities. MBS may be issued or guaranteed by U.S. government agencies or instrumentalities, such as the Government National Mortgage Association (GNMA or Ginnie Mae) and Fannie Mae or Freddie Mac, or by private issuers, generally originators and investors in mortgage loans, including savings associations, mortgage banks, commercial banks, and special purpose entities (collectively, "private lenders"). MBS are based on different types of mortgages including those on commercial real estate and residential property. MBS issued by private lenders may be supported by pools of mortgage loans or other MBS that are guaranteed, directly or indirectly, by the U.S. government or one of its agencies or instrumentalities, or they may be issued without any governmental guarantee of the underlying mortgage assets but with some form of credit enhancement.

ABS have structural characteristics similar to MBS. ABS represent direct or indirect participation in assets such as automobile loans, credit card receivables, trade receivables, home equity loans (which sometimes are categorized as MBS) or other financial assets. Therefore, repayment depends largely on the cash flows generated by the assets backing the securities. The credit quality of most ABS depends primarily on the credit quality of the assets underlying such securities, how well the entity issuing the security is insulated from the credit risk of the originator or any other affiliated entities, and the amount and quality of any credit enhancement of the securities. Payments or distributions of principal and interest on ABS may be supported by credit enhancements including letters of credit, an insurance guarantee, reserve funds and overcollateralization.

COMMERCIAL MORTGAGE-BACKED SECURITIES include securities that reflect an interest in, and are secured by, mortgage loans on commercial real property. The market for commercial mortgage-backed securities developed more recently and in terms of total outstanding principal amount of issues is relatively small compared to the market for residential single-family MBS. Many of the risks of investing in commercial MBS reflect the risks of investing in the real estate securing the underlying mortgage loans. These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants. Commercial MBS may be less liquid and exhibit greater price volatility than other types of mortgage- or asset-backed securities.

COLLATERALIZED MORTGAGE OBLIGATION ("CMO") is a hybrid between a mortgage-backed bond and a mortgage pass-through security. Similar to a bond, interest and prepaid principal is paid, in most cases, on a monthly basis. CMOs may be collateralized by whole mortgage loans, but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by Ginnie Mae, Freddie Mac, Fannie Mae, and their income streams.

CMOs are structured into multiple classes, each bearing a different stated maturity. Actual maturity and average life will depend upon the prepayment experience of the collateral. CMOs provide for a modified form of call protection through a de facto breakdown of the underlying pool of mortgages according to how quickly the loans are repaid. Monthly payment of principal received from the pool of underlying mortgages, including prepayments, is first returned to investors holding the shortest maturity class. Investors holding the longer maturity classes receive principal only after the first class has been retired. An investor is partially guarded against a sooner than desired return of principal because of the sequential payments.

In a typical CMO transaction, a corporation ("issuer") issues multiple series (e.g., A, B, C, Z) of CMO bonds ("Bonds"). Proceeds of the Bond offering are used to purchase mortgages or mortgage pass-through certificates ("Collateral"). The Collateral is pledged to a third party trustee as security for the Bonds. Principal and interest payments from the Collateral are used to pay principal on the Bonds in the order A, B, C, Z. The Series A, B, and C Bonds all bear current interest. Interest on the Series Z Bond is accrued and added to principal and a like amount is paid as principal on the Series A, B, or C Bond currently being paid off. When the Series A, B, and C Bonds are paid in full, interest and principal on the Series Z Bond begins to be paid currently. With some CMOs, the issuer serves as a conduit to allow loan originators (primarily builders or savings and loan associations) to borrow against their loan portfolios.

The rate of principal payment on MBS and ABS generally depends on the rate of principal payments received on the underlying assets which in turn may be affected by a variety of economic and other factors. As a result, the price and yield on any MBS or ABS is difficult to predict with precision and price and yield to maturity may be more or less than the anticipated yield to maturity. If a fund purchases these securities at a premium, a prepayment rate that is faster than expected will reduce yield to maturity, while a prepayment rate that is slower than expected will have the opposite effect of increasing the yield to maturity. Conversely, if a fund purchases these securities at a discount, a prepayment rate that is faster than expected will increase yield to maturity, while a prepayment rate that is slower than expected will reduce yield to maturity. Amounts available for reinvestment by a fund are likely to be greater during a period of declining interest rates and, as a result, are likely to be reinvested at lower interest rates than during a period of rising interest rates.

While many MBS and ABS are issued with only one class of security, many are issued in more than one class, each with different payment terms. Multiple class MBS and ABS are issued as a method of providing credit support, typically through creation of one or more classes whose right to payments on the security is made subordinate to the right to such payments of the remaining class or classes. In addition, multiple classes may permit the issuance of securities with payment terms, interest rates, or other characteristics differing both from those of each other and from those of the underlying assets. Examples include stripped securities, which are MBS and ABS entitling the holder to disproportionate interest or principal compared with the assets backing the security, and securities with classes having characteristics different from the assets backing the securities, such as a security with floating interest rates with assets backing the securities having fixed interest rates. The market value of such securities and CMO's generally is more or less sensitive to changes in prepayment and interest rates than is the case with traditional MBS and ABS, and in some cases such market value may be extremely volatile.

CMO RESIDUALS. CMO residuals are mortgage securities issued by agencies or instrumentalities of the U.S. Government or by private originators of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.

The cash flow generated by the mortgage assets underlying a series of CMOs is applied first to make required payments of principal and interest on the CMOs and second to pay the related administrative expenses of the issuer. The residual in a CMO structure generally represents the interest in any excess cash flow remaining after making the foregoing payments. Each payment of such excess cash flow to a holder of the related CMO residual represents income and/or a return of capital. The amount of residual cash flow resulting from a CMO will depend on, among other things, the characteristics of the mortgage assets, the coupon rate of each class of CMO, prevailing interest rates, the amount of administrative expenses and the prepayment experience on the mortgage assets. In particular, the yield to maturity on CMO residuals is extremely sensitive to prepayments on the related underlying mortgage assets, in the same manner as an interest-only ("IO") class of stripped mortgage-backed securities. See "Stripped Mortgage-Backed Securities." In addition, if a series of a CMO includes a class that bears interest at an adjustable rate, the yield to maturity on the related CMO residual will also be extremely sensitive to changes in the level of the index upon which interest rate adjustments are based. As described below with respect to stripped mortgage-backed securities, in certain circumstances a fund may fail to recoup fully its initial investment in a CMO residual.

CMO residuals are generally purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers. The CMO residual market has only very recently developed and CMO residuals currently may not have the liquidity of other more established securities trading in other markets. Transactions in CMO residuals are generally completed only after careful review of the characteristics of the securities in question. In addition, CMO residuals may, or pursuant to an exemption therefrom, may not have been registered under the Securities Act of 1933, as amended (the "1933 Act"). CMO residuals, whether or not registered under the 1933 Act, may be subject to certain restrictions on transferability, and may be deemed "illiquid" and subject to a Fund's limitations on investment in illiquid securities.

STRIPPED MORTGAGE-BACKED SECURITIES. SMBS are derivative multi-class mortgage securities. SMBS may be issued by agencies or instrumentalities of the U.S. Government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.

SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the "IO" class), while the other class will receive all of the principal (the principal-only or "PO" class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on a fund's yield to maturity from these securities. If the underlying mortgage assets experience greater than anticipated prepayments of principal, a fund may fail to recoup some or all of its initial investment in these securities even if the security is in one of the highest rating categories.

Under certain circumstances these securities may be deemed "illiquid" and subject to a fund's limitations on investment in illiquid securities.

MUNICIPAL LEASES are obligations issued to finance the construction or acquisition of equipment or facilities. These obligations may take the form of a lease, an installment purchase contract, a conditional sales contract or a participation interest in any of these obligations. Municipal leases may be considered illiquid investments. Additionally, municipal leases are subject to "nonappropriation risk," which is the risk that the municipality may terminate the lease because funds have not been allocated to make the necessary lease payments. The lessor would then be entitled to repossess the property, but the value of the property may be less to private sector entities than it would be to the municipality.

MUNICIPAL SECURITIES are debt securities issued by a state, its counties, municipalities, authorities and other subdivisions, or the territories and possessions of the United States and the District of Columbia, including their subdivisions, agencies and instrumentalities and corporations. These securities may be issued to obtain money for various public purposes, including the construction of a wide range of public facilities such as airports, bridges, highways, housing, hospitals, mass transportation, public utilities, schools, streets, and water and sewer works. Other public purposes include refunding outstanding obligations, obtaining funds for general operating expenses and obtaining funds to loan to other public institutions and facilities.

Municipal securities also may be issued to finance various private activities, including certain types of private activity bonds ("industrial development bonds" under prior law). These securities may be issued by or on behalf of public authorities to obtain funds to provide certain privately owned or operated facilities.

Municipal securities may be owned directly or through participation interests, and include general obligation or revenue securities, tax-exempt commercial paper, notes and leases.

Municipal securities generally are classified as "general obligation" or "revenue" and may be purchased directly or through participation interests. General obligation securities typically are secured by the issuer's pledge of its full faith and credit and taxing power for the payment of principal and interest. Revenue securities typically are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special tax or other specific revenue source. Private activity bonds and industrial development bonds are, in most cases, revenue bonds and generally do not constitute the pledge of the credit of the issuer of such bonds. The credit quality of private activity bonds is frequently related to the credit standing of private corporations or other entities.

Examples of municipal securities that are issued with original maturities of 397 days or less are short term tax anticipation notes, bond anticipation notes, revenue anticipation notes, construction loan notes, pre-refunded municipal bonds and tax-free commercial paper. Tax anticipation notes typically are sold to finance working capital needs of municipalities in anticipation of the receipt of property taxes on a future date. Bond anticipation notes are sold on an interim basis in anticipation of a municipality's issuance of a longer-term bond in the future. Revenue anticipation notes are issued in expectation of the receipt of other types of revenue, such as that available under the Federal Revenue Sharing Program. Construction loan notes are instruments insured by the Federal Housing Administration with permanent financing by Fannie Mae or Ginnie Mae at the end of the project construction period. Pre-refunded municipal bonds are bonds that are not yet refundable, but for which securities have been placed in escrow to refund an original municipal bond issue when it becomes refundable. Tax-free commercial paper is an unsecured promissory obligation issued or guaranteed by a municipal issuer. A fund may purchase other municipal securities similar to the foregoing that are or may become available, including securities issued to pre-refund other outstanding obligations of municipal issuers.


A fund also may invest in moral obligation securities, which are normally issued by special purpose public authorities. If the issuer of a moral obligation security is unable to meet its obligation from current revenues, it may draw on a reserve fund. The state or municipality that created the entity has only a moral commitment, not a legal obligation, to restore the reserve fund.

The value of municipal securities may be affected by uncertainties with respect to the rights of holders of municipal securities in the event of bankruptcy or the taxation of municipal securities as a result of legislation or litigation. For example, under federal law, certain issuers of municipal securities may be authorized in certain circumstances to initiate bankruptcy proceedings without prior notice to or the consent of creditors. Such action could result in material adverse changes in the rights of holders of the securities. In addition, litigation challenging the validity under the state constitutions of present systems of financing public education has been initiated or adjudicated in a number of states, and legislation has been introduced to effect changes in public school finances in some states. In other instances, there has been litigation challenging the issuance of pollution control revenue bonds or the validity of their issuance under state or federal law, which ultimately could affect the validity of those municipal securities or the tax-free nature of the interest thereon.

Municipal securities pay fixed, variable or floating rates of interest, which may be exempt from federal income tax and, typically, personal income tax of a state or locality. Some municipal securities are taxable. These securities are issued by state and local governments and instrumentalities thereof that pay interest that is not exempt from federal income tax. States and municipalities issue taxable instruments for various reasons, relating in some cases to the nature of the project being financed and to various specific ceilings on debt issuance in others. The rate of interest payable on such instruments typically reflects its taxable nature.

NON-PUBLICLY TRADED SECURITIES AND PRIVATE PLACEMENTS. A fund may invest in securities that are neither listed on a stock exchange nor traded over-the-counter, including privately placed securities. Such unlisted securities may involve a higher degree of business and financial risk that can result in substantial losses. As a result of the absence of a public trading market for these securities, they may be less liquid than publicly traded securities. Although these securities may be resold in privately negotiated transactions, the prices realized from these sales could be less than those originally paid by the fund or less than what may be considered the fair value of such securities. Furthermore, companies whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements which might be applicable if their securities were publicly traded. If such securities are required to be registered under the securities laws of one or more jurisdictions before being sold, a fund may be required to bear the expenses of registration.

OPTIONS CONTRACTS generally provide the right to buy or sell a security, commodity, futures contract or foreign currency in exchange for an agreed upon price. If the right is not exercised after a specified period, the option expires and the option buyer forfeits the money paid to the option seller.

A call option gives the buyer the right to buy a specified number of shares of a security at a fixed price on or before a specified date in the future. For this right, the call option buyer pays the call option seller, commonly called the call option writer, a fee called a premium. Call option buyers are usually anticipating that the price of the underlying security will rise above the price fixed with the call writer, thereby allowing them to profit. If the price of the underlying security does not rise, the call option buyer's losses are limited to the premium paid to the call option writer. For call option writers, a rise in the price of the underlying security will be offset in part by the premium received from the call option buyer. If the call option writer does not own the underlying security, however, the losses that may ensue if the price rises could be potentially unlimited. If the call option writer owns the underlying security or commodity, this is called writing a covered call. All call and put options written by a fund will be covered, which means that a fund will own the securities subject to the option so long as the option is outstanding or the fund will earmark or segregate assets for any outstanding option contracts.

A put option is the opposite of a call option. It gives the buyer the right to sell a specified number of shares of a security at a fixed price on or before a specified date in the future. Put option buyers are usually anticipating a decline in the price of the underlying security, and wish to offset those losses when selling the security at a later date. All put options the funds write will be covered, which means that the fund will deposit with its custodian cash, U.S. government securities or other liquid securities with a value at least equal to the exercise price of the put option. The purpose of writing such options is to generate additional income for the funds. However, in return for the option premium, the funds accept the risk that they may be required to purchase the underlying securities at a price in excess of the securities' market value at the time of purchase.

A fund may purchase and write put and call options on any securities in which they may invest or any securities index or basket of securities based on securities in which they may invest. In addition, the funds may purchase and sell foreign currency options and foreign currency futures contracts and related options. The funds may purchase and write such options on securities that are listed on domestic or foreign securities exchanges or traded in the over-the-counter market. Like futures contracts, option contracts are rarely exercised. Option buyers usually sell the option before it expires. Option writers may terminate their obligations under a written call or put option by purchasing an option identical to the one it has written. Such purchases are referred to as "closing purchase transactions." A fund may enter into closing sale transactions in order to realize gains or minimize losses on options they have purchased or wrote.

An exchange-traded currency option position may be closed out only on an options exchange that provides a secondary market for an option of the same series. Although the funds generally will purchase or write only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market will exist for any particular option or at any particular time. If a fund is unable to effect a closing purchase transaction with respect to options it has written, it will not be able to sell the underlying securities or dispose of assets earmarked or held in a segregated account until the options expire or are exercised. Similarly, if a fund is unable to effect a closing sale transaction with respect to options it has purchased, it would have to exercise the options in order to realize any profit and will incur transaction costs upon the purchase or sale of underlying securities.

Reasons for the absence of a liquid secondary market on an exchange include the following: (1) there may be insufficient trading interest in certain options;
(2) an exchange may impose restrictions on opening transactions or closing transactions or both; (3) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (4) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (5) the facilities of an exchange or the Options Clearing Corporation ("OCC") may not at all times be adequate to handle current trading volume; or (6) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), although outstanding options on that exchange that had been issued by the OCC as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

The ability to terminate over-the-counter options is more limited than with exchange-traded options and may involve the risk that broker-dealers participating in such transactions will not fulfill their obligations. Until such time as the staff of the SEC changes its position, the funds will treat purchased over-the-counter options and all assets used to cover written over-the-counter options as illiquid securities, except that with respect to options written with primary dealers in U.S. government securities pursuant to an agreement requiring a closing purchase transaction at a formula price, the amount of illiquid securities may be calculated with reference to a formula the staff of the SEC approves.

Additional risks are involved with options trading because of the low margin deposits required and the extremely high degree of leverage that may be involved in options trading. There may be imperfect correlation between the change in market value of the securities held by a fund and the prices of the options, possible lack of a liquid secondary market, and the resulting inability to close such positions prior to their maturity dates.

OTHER SECURITIES may be held by a fund under certain circumstances. For example, a fund could make payment of a redemption wholly, or in part, by a distribution in-kind of securities from its portfolio rather than payment in cash. In such a case, a fund may hold the securities distributed until the investment adviser determines that it is appropriate to sell them.

PROMISSORY NOTES are written agreements committing the maker or issuer to pay the payee a specified amount either on demand or at a fixed date in the future, with or without interest. These are sometimes called negotiable notes or instruments and are subject to credit risk. Bank notes are notes used to represent obligations issued by banks in large denominations.

PUTS are agreements that allow the buyer to sell a security at a specified price and time to the seller or "put provider." When a fund buys a security with a put feature, losses could occur if the put provider does not perform as agreed. If a put provider fails to honor its commitment upon a fund's attempt to exercise the put, a fund may have to treat the security's final maturity as its effective maturity. If that occurs, the security's price may be negatively impacted, and its sensitivity to interest rate changes may be increased, possibly contributing to increased share price volatility for a fund. This also could lengthen a fund's overall average effective maturity. Standby commitments are types of puts.

QUALITY OF FIXED INCOME INVESTMENTS will be principally investment-grade for each fund's assets. Investment-grade quality securities are rated by at least one NRSRO in one of the four highest rating categories (within which there may be sub-categories or gradations indicating relative standing) or have been determined to be of equivalent quality by the investment adviser or sub-adviser. Sometimes an investment-grade quality security may be down-graded to a below investment-grade quality rating. If a security no longer has at least one investment-quality rating from an NRSRO, the investment adviser or sub-adviser would reanalyze the security in light of the downgrade and determine whether a fund should continue to hold the security. However, such downgrade would not require the investment adviser or sub-advisers to sell the security on behalf of a fund. Sometimes lower-quality securities may be downgraded to an even lower quality. The investment adviser or sub-adviser may also elect to purchase high-yield securities that are rated (at the time of purchase) B or higher or the equivalent by Moody's, S&P or Fitch, Inc.


REAL ESTATE INVESTMENT TRUSTS (REITS) are pooled investment vehicles, which invest primarily in income producing real estate or real estate related loans or interests and, in some cases, manage real estate. REITs are sometimes referred to as equity REITs, mortgage REITs or hybrid REITs. An equity REIT invests primarily in properties and generates income from rental and lease properties and, in some cases, from the management of real estate. Equity REITs also offer the potential for growth as a result of property appreciation and from the sale of appreciated property. Mortgage REITs invest primarily in real estate mortgages, which may secure construction, development or long term loans, and derive income for the collection of interest payments. Hybrid REITs may combine the features of equity REITs and mortgage REITs. REITs are generally organized as corporations or business trusts, but are not taxed as a corporation if they meet certain requirements of the Internal Revenue Code of 1986, as amended ("Code"). To qualify, a REIT must, among other things, invest substantially all of its assets in interests in real estate (including other REITs), cash and government securities, distribute at least 95% of its taxable income to its shareholders and receive at least 75% of that income from rents, mortgages and sales of property.


Like any investment in real estate, a REIT's performance depends on many factors, such as its ability to find tenants for its properties, to renew leases, and to finance property purchases and renovations. In general, REITs may be affected by changes in underlying real estate values, which may have an exaggerated effect to the extent a REIT concentrates its investment in certain regions or property types. For example, rental income could decline because of extended vacancies, increased competition from nearby properties, tenants' failure to pay rent, or incompetent management. Property values could decrease because of overbuilding, environmental liabilities, uninsured damages caused by natural disasters, a general decline in the neighborhood, losses due to casualty or condemnation, increases in property taxes, or changes in zoning laws. Ultimately, a REIT's performance depends on the types of properties it owns and how well the REIT manages its properties.

In general, during periods of rising interest rates, REITs may lose some of their appeal for investors who may be able to obtain higher yields from other income-producing investments, such as long term bonds. Higher interest rates also mean that financing for property purchases and improvements is more costly and difficult to obtain. During periods of declining interest rates, certain mortgage REITs may hold mortgages that mortgagors elect to prepay, which can reduce the yield on securities issued by mortgage REITs. Mortgage REITs may be affected by the ability of borrowers to repay debts to the REIT when due and equity REITs may be affected by the ability of tenants to pay rent.


Like small-cap stocks in general, certain REITs have relatively small market capitalizations and their securities can be more volatile than--and at times will perform differently from--large-cap stocks. In addition, because small-cap stocks are typically less liquid than large-cap stocks, REIT stocks may sometimes experience greater share-price fluctuations than the stocks of larger companies. Further, REITs are dependent upon specialized management skills, have limited diversification, and are therefore subject to risks inherent in operating and financing a limited number of projects. By investing in REITs indirectly through a fund, a shareholder will bear indirectly a proportionate share of the REIT's expenses. Finally, REITs could possibly fail to qualify for tax-free pass-through of income under the Code or to maintain their exemptions from registration under the Investment Company Act of 1940 ("1940 Act").

REPURCHASE AGREEMENTS involve a fund buying securities (usually U.S. government securities) from a seller and simultaneously agreeing to sell them back at an agreed-upon price (usually higher) and time. There are risks that losses will result if the seller does not perform as agreed.

RESTRICTED SECURITIES are securities that are subject to legal restrictions on their sale. Restricted securities may be considered to be liquid if an institutional or other market exists for these securities. In making this determination, a fund, under the direction and supervision of the Board of Trustees will take into account various factors, including: (1) the frequency of trades and quotes for the security; (2) the number of dealers willing to purchase or sell the security and the number of potential purchasers; (3) dealer undertakings to make a market in the security; and (4) the nature of the security and marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). To the extent a fund invests in restricted securities that are deemed liquid, its general level of illiquidity may be increased if qualified institutional buyers become uninterested in purchasing these securities.

REVERSE REPURCHASE AGREEMENTS AND MORTGAGE DOLLAR ROLLS may be used by a fund. A fund may engage in reverse repurchase agreements to facilitate portfolio liquidity, a practice common in the mutual fund industry, or for arbitrage transactions as discussed below. In a reverse repurchase agreement, a fund would sell a security and enter into an agreement to repurchase the security at a specified future date and price. A fund generally retains the right to interest and principal payments on the security. Because a fund receives cash upon entering into a reverse repurchase agreement, it may be considered a borrowing. When required by guidelines of the SEC, a fund will set aside permissible liquid assets earmarked or in a segregated account to secure its obligations to repurchase the security.

A fund also may enter into mortgage dollar rolls, in which a fund would sell MBS for delivery in the current month and simultaneously contract to purchase substantially similar securities on a specified future date. While a fund would forego principal and interest paid on the MBS during the roll period, a fund would be compensated by the difference between the current sales price and the lower price for the future purchase as well as by any interest earned on the proceeds of the initial sale. A fund also could be compensated through the receipt of fee income equivalent to a lower forward price. At the time a fund would enter into a mortgage dollar roll, it would set aside permissible liquid assets earmarked or in a segregated account to secure its obligation for the forward commitment to buy MBS. Mortgage dollar roll transactions may be considered a borrowing by a fund.

The mortgage dollar rolls and reverse repurchase agreements entered into by a fund may be used as arbitrage transactions in which a fund will maintain an offsetting position in short duration investment-grade debt obligations. Since a fund will receive interest on the securities or repurchase agreements in which it invests the transaction proceeds, such transactions may involve leverage. However, since such securities or repurchase agreements will be high quality and short duration, the investment adviser believes that such arbitrage transactions present lower risks to a fund than those associated with other types of leverage. There can be no assurance that a fund's use of the cash it receives from a mortgage dollar roll will provide a positive return.



SECURITIES LENDING of portfolio securities is a common practice in the securities industry. A fund will engage in securities lending arrangements with the primary objective of increasing its income. For example, a fund may receive cash collateral, and it may invest it in short term, interest-bearing obligations, but will do so only to the extent that it will not lose the tax treatment available to regulated investment companies. Lending portfolio securities involves risks that the borrower may fail to return the securities or provide additional collateral. Also, voting rights with respect to the loaned securities may pass with the lending of the securities.


A fund may loan portfolio securities to qualified broker-dealers or other institutional investors provided: (1) the loan is secured continuously by collateral consisting of U.S. government securities, letters of credit, cash or cash equivalents or other appropriate instruments maintained on a daily marked-to-market basis in an amount at least equal to the current market value of the securities loaned; (2) the fund may at any time call the loan and obtain the return of the securities loaned; (3) the fund will receive any interest or dividends paid on the loaned securities; and (4) the aggregate market value of securities loaned will not at any time exceed one-third of the total assets of the fund, including collateral received from the loan (at market value computed at the time of the loan).

SECURITIES OF OTHER INVESTMENT COMPANIES may be purchased and sold by a fund and those issued by foreign investment companies. Mutual funds are registered investment companies, which may issue and redeem their shares on a continuous basis (open-end mutual funds) or may offer a fixed number of shares usually listed on an exchange (closed-end mutual funds). Mutual funds generally offer investors the advantages of diversification and professional investment management, by combining shareholders' money and investing it in various types of securities, such as stocks, bonds and money market securities. Mutual funds also make various investments and use certain techniques in order to enhance their performance. These may include entering into delayed-delivery and when-issued securities transactions or swap agreements; buying and selling futures contracts, illiquid and restricted securities and repurchase agreements and borrowing or lending money and/or portfolio securities. The risks of investing in mutual funds generally reflect the risks of the securities in which the mutual funds invest and the investment techniques they may employ. Also, mutual funds charge fees and incur operating expenses.

If a fund decides to purchase securities of other investment companies, a fund intends to purchase shares of mutual funds in compliance with the requirements of federal law or any applicable exemptive relief received from the SEC. Mutual fund investments for a fund are currently restricted under federal regulations, and therefore, the extent to which a fund may invest in another mutual fund may be limited.


Funds in which a fund also may invest include unregistered or privately-placed funds, such as hedge funds and offshore funds. Hedge funds and offshore funds are not registered with the SEC, and therefore are largely exempt from the regulatory requirements that apply to registered investment companies (mutual funds). As a result, these types of funds have greater ability to make investments or use investment techniques, such as leveraging, that can increase investment return but also may substantially increase the risk of losses. Investments in these funds also may be more difficult to sell, which could cause losses to a fund. For example, hedge funds typically require investors to keep their investment in a hedge fund for some period of time, such as six months or more. This means investors would not be able to sell their shares of a hedge fund until such time had past, and the investment may be deemed to be illiquid. In addition, because hedge funds may not value their portfolio holdings on a frequent basis, investments in those hedge funds may be difficult to price.

Funds also may invest in exchange traded funds, such as Standard & Poor's Depositary Receipts ("SPDRs") Trust. ETFs generally are structured as mutual funds or unit investment trusts. Shares of an ETF generally are listed on a national securities exchange and may be bought and sold throughout the day at market prices, which maybe higher or lower than the shares' net asset value. As with any exchange-listed security, ETF shares purchased in the secondary market are subject to customary brokerage charges.

Prior to June 3, 2002, the funds followed a multi-fund strategy in which they primarily invested in other investment companies. On June 3, 2002, the funds began to follow the multi-manager strategy, and for a transition period of approximately three months, each fund will sell shares of underlying funds and invest the proceeds in securities consistent with the new strategies. During this time, the funds may continue to hold shares of underlying funds.


SHORT SALES may be used by a fund as part of its overall portfolio management strategies or to offset a potential decline in a value of a security. This technique may provide a more effective hedge against interest rate risk than other types of hedging transactions, such as selling futures contracts. A fund may sell a security short only if the fund owns the security, or the right to obtain the security or equivalent securities, or covers such short sale with liquid assets as required by the current rules and interpretations of the SEC or its staff. When a fund makes a short sale, it may borrow the security sold short and deliver it to the broker-dealer through which it made the short sale as collateral for its obligation to deliver the security upon conclusion of the sale. A fund also may have to pay a fee to borrow particular securities and is often obligated to pay over any accrued interest and dividends on such borrowed securities.

If the price of the security sold short increases between the time of the short sale and the time a fund replaces the borrowed security, a fund will incur a loss; conversely, if the price declines, a fund will realize a gain. Any gain will be decreased, and any loss increased, by the transaction costs described above. Selling securities short against the box involves selling a security that a fund owns or has the right to acquire, for the delivery at a specified date in the future. If a fund sells securities short against the box, it may protect unrealized gains, but will lose the opportunity to profit on such securities if the price rises. A short sale against the box may be treated as a taxable transaction to a fund. The successful use of short selling as a hedging strategy may be adversely affected by imperfect correlation between movements in the price of the security sold short and the securities being hedged.

SINKING FUNDS may be established by bond issuers to set aside a certain amount of money to cover timely repayment of bondholders' principal raised through a bond issuance. By creating a sinking fund, the issuer is able to spread repayment of principal to numerous bondholders while reducing reliance on its then current cash flows. A sinking fund also may allow the issuer to annually repurchase certain of its outstanding bonds from the open market or repurchase certain of its bonds at a call price named in a bond's sinking fund provision. This call provision will allow bonds to be prepaid or called prior to a bond's maturity. The likelihood of this occurring is substantial during periods of falling interest rates.


SMALL-COMPANY STOCKS include small-cap stocks, which generally are common stocks issued by operating companies with market capitalizations that place them at the lower end of the stock market, as well as the stocks of companies that are determined to be small based on several factors, including the capitalization of the company and the amount of revenues. Historically, small company stocks have been riskier than stocks issued by large- or mid-cap companies for a variety of reasons. Small-companies may have less certain growth prospects and are typically less diversified and less able to withstand changing economic conditions than larger capitalized companies. Small-cap companies also may have more limited product lines, markets or financial resources than companies with larger capitalizations, and may be more dependent on a relatively small management group. In addition, small-cap companies may not be well known to the investing public, may not have institutional ownership and may have only cyclical, static or moderate growth prospects. Most small company stocks pay low or no dividends.

These factors and others may cause sharp changes in the value of a small company's stock, and even cause some small companies to fail. Additionally, small stocks may not be as broadly traded as large- or mid-cap stocks, and a fund's position in securities of such companies may be substantial in relation to the market for such securities. Accordingly, it may be difficult for a fund to dispose of securities of these small companies at prevailing market prices in order to meet redemptions. This lower degree of liquidity can adversely affect the value of these securities. For these reasons and others, the value of a fund's investments in small stocks is expected to be more volatile than other types of investments, including other types of stock investments. While small stocks are generally considered to offer greater growth opportunities for investors, they involve greater risks and the share price of a fund that invests in small stocks may change sharply during the short term and long term.


SPREAD TRANSACTIONS may be used for hedging or managing risk. A fund may purchase covered spread options from securities dealers. Such covered spread options are not presently exchange-listed or exchange-traded. The purchase of a spread option gives a fund the right to put, or sell, a security that it owns at a fixed dollar spread or fixed yield spread in relation to another security that a fund does not own, but which is used as a benchmark. The risk to a fund in purchasing covered spread options is the cost of the premium paid for the spread option and any transaction costs. In addition, there is no assurance that closing transactions will be available. The purchase of spread options will be used to protect a fund against adverse changes in prevailing credit quality spreads, i.e., the yield spread between high quality and lower quality securities. Such protection is only provided during the life of the spread option.

STRIPPED SECURITIES are securities whose income and principal components are detached and sold separately. While risks associated with stripped securities are similar to other fixed income securities, stripped securities are typically subject to greater changes in value. U.S. Treasury securities that have been stripped by the Federal Reserve Bank are obligations of the U.S. Treasury.


SWAP AGREEMENTS can be structured to increase or decrease a fund's exposure to long or short term interest rates, corporate borrowing rates and other conditions, such as changing security prices and inflation rates. They also can be structured to increase or decrease a fund's exposure to specific issuers or specific sectors of the bond market such as mortgage securities. For example, if a fund agreed to pay a longer-term fixed rate in exchange for a shorter-term floating rate while holding longer-term fixed rate bonds, the swap would tend to decrease a fund's exposure to longer-term interest rates. Swap agreements tend to increase or decrease the overall volatility of a fund's investments and its share price and yield. Changes in interest rates, or other factors determining the amount of payments due to and from a fund, can be the most significant factors in the performance of a swap agreement. If a swap agreement calls for payments from a fund, a fund must be prepared to make such payments when they are due. In order to help minimize risks, a fund will earmark or segregate appropriate assets for any accrued but unpaid net amounts owed under the terms of a swap agreement entered into on a net basis. All other swap agreements will require a fund to earmark or segregate assets in the amount of the accrued amounts owed under the swap. A fund could sustain losses if a counterparty does not perform as agreed under the terms of the swap. A fund will enter into swap agreements with counterparties deemed creditworthy by the investment adviser or sub-adviser.

TEMPORARY DEFENSIVE STRATEGIES are strategies the funds may take for temporary or defensive purposes. The investment strategies for the funds are those that the funds use during normal circumstances. During unusual economic or market conditions or for temporary defensive or liquidity purposes, each fund may invest up to 100% of its assets in cash, money market instruments, repurchase agreements and other short term obligations that would not ordinarily be consistent with the funds' objectives. A fund will do so only if the investment adviser or sub-advisers believe that the risk of loss outweighs the opportunity for capital gains or higher income. When a fund engages in such activities, it may not achieve its investment objective.


U.S. GOVERNMENT SECURITIES are issued by the U.S. Treasury or issued or guaranteed by the U.S. government or any of its agencies or instrumentalities. Not all U.S. government securities are backed by the full faith and credit of the United States. Some U.S. government securities, such as those issued by Fannie Mae, Freddie Mac, the Student Loan Marketing Association (SLMA or Sallie
Mae), and the Federal Home Loan Banks (FHLB), are supported by a line of credit the issuing entity has with the U.S. Treasury. Others are supported solely by the credit of the issuing agency or instrumentality such as obligations issued by the Federal Farm Credit Banks Funding Corporation (FFCB). There can be no assurance that the U.S. government will provide financial support to U.S. government securities of its agencies and instrumentalities if it is not obligated to do so under law. Of course U.S. government securities, including U.S. Treasury securities, are among the safest securities, however, not unlike other debt securities, they are still sensitive to interest rate changes, which will cause their yields and prices to fluctuate.

VARIABLE- AND FLOATING-RATE DEBT SECURITIES pay an interest rate, which is adjusted either periodically or at specific intervals or which floats continuously according to a formula or benchmark. Although these structures generally are intended to minimize the fluctuations in value that occur when interest rates rise and fall, some structures may be linked to a benchmark in such a way as to cause greater volatility to the security's value.

Some variable-rate securities may be combined with a put or demand feature (variable-rate demand securities) that entitles the holder to the right to demand repayment in full or to resell at a specific price and/or time. While the demand feature is intended to reduce credit risks, it is not always unconditional, and may make the securities more difficult to sell quickly without losses. There are risks involved with these securities because there may be no active secondary market for a particular variable-rate demand security purchased by a fund. In addition, a fund may exercise its demand rights only at certain times. A fund could also suffer losses in the event that the issuer defaults on its obligation.


WRAP AGREEMENTS may be entered into by a fund with insurance companies, banks or other financial institutions ("wrapper providers"). A wrap agreement typically obligates the wrapper provider to maintain the value of the assets covered under the agreement ("covered assets") up to a specified maximum dollar amount upon the occurrence of certain specified events. The value is pre-determined using the purchase price of the securities plus interest at a specified rate minus an adjustment for any defaulted securities. The specified interest rate may be adjusted periodically under the terms of the agreement. While the rate typically will reflect movements in the market rates of interest, it may at times be less or more than the actual rate of income earned on the covered assets. The rate also can be impacted by defaulted securities and by purchase and redemption levels in a fund. A fund also pays a fee under the agreement, which reduces the rate as well.


Wrap agreements may be used as a risk management technique intended to help minimize fluctuations in a fund's NAV. However, a fund's NAV will typically fluctuate at least minimally, and may fluctuate more at times when interest rates are fluctuating. Additionally, wrap agreements do not protect against losses a fund may incur if the issuers of portfolio securities do not make timely payments of interest and/or principal. A wrap agreement provider also could default on its obligations under the agreement. Therefore, the funds will only invest in a wrap provider with an investment-grade credit rating. There is no active trading market for wrap agreements and none is expected to develop. Therefore, wrap agreements are considered illiquid investments. There is no guarantee that a fund will be able to purchase any wrap agreements or replace ones that defaulted. Wrap agreements are valued using procedures adopted by the Board of Trustees. There are risks that the value of a wrap agreement may not be sufficient to minimize the fluctuations in a fund's NAV. All of these factors might result in a decline in the value of a fund's shares.

ZERO-COUPON, STEP-COUPON, AND PAY-IN-KIND SECURITIES are debt securities that do not make regular cash interest payments. Zero-coupon and step-coupon securities are sold at a deep discount to their face value. Pay-in-kind securities pay interest through the issuance of additional securities. Because such securities do not pay current cash income, the price of these securities can be volatile when interest rates fluctuate. While these securities do not pay current cash income, federal income tax law requires the holders of zero-coupon, step-coupon, and pay-in-kind securities to include in income each year the portion of the original issue discount (or deemed discount) and other non-cash income on such securities accruing that year. In order to continue to qualify as a "regulated investment company" or "RIC" under the Code and avoid a certain excise tax, a fund may be required to distribute a portion of such discount and income and may be required to dispose of other portfolio securities, which may occur in periods of adverse market prices, in order to generate cash to meet these distribution requirements.

                             INVESTMENT LIMITATIONS

THE FOLLOWING INVESTMENT LIMITATIONS MAY BE CHANGED ONLY BY VOTE OF A MAJORITY OF EACH FUND'S OUTSTANDING SHARES.


EACH OF THE SCHWAB U.S. MARKETMASTERS FUND(TM), SCHWAB BALANCED MARKETMASTERS FUND(TM) AND SCHWAB SMALL-CAP MARKETMASTERS FUND(TM) MAY NOT:


1) Purchase securities of any issuer unless consistent with the maintenance of its status as a diversified company under the 1940 Act.

2) Concentrate investments in a particular industry or group of industries as concentration is defined under the 1940 Act, or the rules or regulations thereunder.

3) Purchase or sell commodities, commodities contracts or real estate, lend or borrow money, issue senior securities, underwrite securities, or pledge, mortgage or hypothecate any of its assets, except as permitted by the 1940 Act or the rules or regulations thereunder.


THE SCHWAB INTERNATIONAL MARKETMASTERS FUND(TM) MAY NOT:


1) Purchase securities of an issuer, except as consistent with the maintenance of its status as an open-end diversified company under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

2) Concentrate investments in a particular industry or group of industries, as concentration is defined under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

3) Purchase or sell commodities or real estate, except to the extent permitted under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

4) Make loans to other persons, except to the extent permitted under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

5) Borrow money, except to the extent permitted under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

6) Issue senior securities, except to the extent permitted under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

7) Underwrite securities issued by other persons, except to the extent permitted under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

THE FOLLOWING DESCRIPTIONS OF THE 1940 ACT MAY ASSIST INVESTORS IN UNDERSTANDING THE ABOVE POLICIES AND RESTRICTIONS.

Borrowing. The 1940 Act restricts a fund from borrowing (including pledging, mortgaging or hypothecating assets) in excess of 33 1/3% of its total assets (not including temporary borrowings not in excess of 5% of its total assets).

Concentration. The SEC defines concentration as investing 25% or more of a fund's total assets in an industry or group of industries, with certain exceptions.

Diversification. Under the 1940 Act and the rules, regulations and interpretations thereunder, a "diversified company," as to 75% of its total assets, may not purchase securities of any issuer (other than obligations of, or guaranteed by, the U.S. government or its agencies, or instrumentalities or securities of other registered investment companies) if, as a result, more than 5% of its total assets would be invested in the securities of such issuer, or more than 10% of the issuer's voting securities would be held by the fund.

Lending. Under the 1940 Act, a fund may only make loans if expressly permitted by its investment policies.

Real Estate. The 1940 Act does not directly restrict a fund's ability to invest in real estate, but does require that every fund have a fundamental investment policy governing such investments. The funds have adopted a fundamental policy that would permit direct investment in real estate. However, each fund has a non-fundamental investment limitation that prohibits it from investing directly in real estate. This non-fundamental policy may be changed only by vote of the funds' Board of Trustees.

Senior Securities. Senior securities may include any obligation or instrument issued by a fund evidencing indebtedness. The 1940 Act generally prohibits funds from issuing senior securities, although it provides allowances for certain borrowings and certain other investments, such as short sales, reverse repurchase agreements, firm commitment agreements and standby commitments, when such investments are "covered" or with appropriate earmarking or segregation of assets to cover such obligation.

Underwriting. Under the 1940 Act, underwriting securities involves a fund purchasing securities directly from an issuer for the purpose of selling (distributing) them or participating in any such activity either directly or indirectly. Under the 1940 Act, a diversified fund may not make any commitment as underwriter, if immediately thereafter the amount of its outstanding underwriting commitments, plus the value of its investments in securities of issuers (other than investment companies) of which it owns more than 10% of the outstanding voting securities, exceeds 25% of the value of its total assets.

THE FOLLOWING ARE NON-FUNDAMENTAL INVESTMENT POLICIES AND RESTRICTIONS, AND MAY BE CHANGED BY THE BOARD OF TRUSTEES.

EACH FUND MAY NOT:

1)      Invest more than 15% of its net assets in illiquid securities.

2) Purchase securities of other investment companies, except as permitted by the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

3) Sell securities short unless it owns the security or the right to obtain the security or equivalent securities, or unless it covers such short sale as required by current SEC rules and interpretations (transactions in futures contracts, options and other derivative instruments are not considered selling securities short).


4) Purchase securities on margin, except such short term credits as may be necessary for the clearance of purchases and sales of securities and provided that margin deposits in connection with futures contracts and options on futures or other derivative instruments shall not constitute purchasing securities on margin.


5) Borrow money except that the fund may (i) borrow money from banks or through an interfund lending facility, if any, only for temporary or emergency purposes (and not for leveraging) and (ii) engage in reverse repurchase agreements with any party; provided that (i) and (ii) in combination do not exceed 33 1/3% of its total assets (any borrowings that come to exceed this amount will be reduced to the extent necessary to comply with the limitation within three business days).

6) Lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties (this restriction does not apply to purchases of debt securities or repurchase agreements).

7) Purchase securities (other than securities issued or guaranteed by the U.S. government, its agencies or instrumentalities) if, as a result of such purchase, 25% or more of the value of its total assets would be invested in any industry or group of industries.

8) Purchase or sell commodities, commodity contracts or real estate, including interests in real estate limited partnerships, provided that the fund may (i) purchase securities of companies that deal in real estate or interests therein (including REITs), (ii) purchase or sell futures contracts, options contracts, equity index participations and index participation contracts, and (iii) purchase securities of companies that deal in precious metals or interests therein.


Policies and investment limitations that state a maximum percentage of assets that may be invested in a security or other asset, or that set forth a quality standard shall be measured immediately after and as a result of a fund's acquisition of such security or asset, unless otherwise noted. Except with respect to limitations on illiquid securities, borrowing and futures and options contracts, any subsequent change in net assets or other circumstances will not be considered when determining whether the investment complies with a fund's investment policies and limitations.


                             MANAGEMENT OF THE FUNDS

Each fund is overseen by a Board of Trustees. The trustees are responsible for protecting shareholder interests. The trustees regularly meet to review the investment activities, contractual arrangements and the investment performance of each fund. The trustees met 5 times during the most recent fiscal year.

Certain trustees are "interested persons." A trustee may be considered an interested person of the trust under the 1940 Act if he or she is an officer, director or employee of CSIM or Charles Schwab & Co., Inc. ("Schwab"). A trustee also may be considered an interested person of the trust under the 1940 Act if he or she owns stock of The Charles Schwab Corporation, a publicly traded company and the parent company of the funds' investment adviser and distributor.


The information below is provided as of October 31, 2001. Each of the below-referenced officers and/or trustees also serves in the same capacity as described for the trust, for The Charles Schwab Family of Funds, Schwab Investments and Schwab Annuity Portfolios ("fund complex") which as of October 31, 2001 included 44 funds. The address of each individual listed below is 101 Montgomery Street, San Francisco, California 94104.

Each officer's and trustee's principal occupations during the past five years, other directorships and affiliations, if any, with The Charles Schwab Corporation, Schwab and CSIM are as follows:


                                        TERM OF
                                        OFFICE              PRINCIPAL
                                        AND                 OCCUPATIONS
NAME AND           POSITION(S)          LENGTH              DURING
DATE OF            WITH THE             OF TIME             THE PAST            OTHER
BIRTH              TRUST                SERVED (1)          FIVE YEARS          DIRECTORSHIPS
--------           -----------          ----------          ------------        -------------

                              INDEPENDENT TRUSTEES


DONALD F.          Trustee              Trustee of          Chief Executive
DORWARD                                 Schwab              Officer,
September 23,                           Capital Trust       Dorward &
1931                                    since 1993.         Associates
                                                            corporate
                                                            management,
                                                            marketing and
                                                            communications
                                                            consulting firm).
                                                            From 1996 to
                                                            1999, Executive
                                                            Vice President
                                                            and Managing
                                                            Director, Grey
                                                            Advertising.

ROBERT G.          Trustee              Trustee of          Chairman, Chief
HOLMES                                  Schwab              Executive
May 15, 1931                            Capital Trust       Officer and
                                        since 1993.         Director, Semloh
                                                            Financial, Inc.
                                                            (international
                                                            financial services


----------

(1) Each trustee is elected or appointed to office until resignation.

                                                            and investment
                                                            advisory firm).

DONALD R.          Trustee              Trustee of          Managing
STEPHENS                                Schwab              Partner, D.R.
June 28, 1938                           Capital Trust       Stephens &
                                        since 1993.         Company
                                                            (investments).
                                                            Prior to 1996,
                                                            Chairman and
                                                            Chief Executive
                                                            Officer of North
                                                            American Trust
                                                            (real estate
                                                            (investment trust).

MICHAEL W.         Trustee              Trustee of          Chairman and
WILSEY                                  Schwab              Chief Executive
August 18, 1943                         Capital Trust       Officer, Wilsey
                                        since 1993.         Bennett, Inc.
                                                            (truck and air
                                                            transportation,
                                                            real estate
                                                            investment and
                                                            management,
                                                            and
                                                            investments).

MARIANN            Trustee              Trustee of          Chairman of         Ms. Byerwalter
BYERWALTER                              Schwab              JDN Corporate       also is on the Board
August 13, 1960                         Capital Trust       Advisory LLC.       of Directors of
                                        since 2000.         From 1996 to        America First
                                                            2001, Ms.           Companies, Omaha,
                                                            Byerwalter was      NE (venture
                                                            the Vice            capital/fund
                                                            President for       management),
                                                            Business Affairs    Redwood Trust,
                                                            and Chief           Inc. (mortgage
                                                            Financial Officer   finance),  Stanford
                                                            of Stanford         Hospitals and
                                                            University and, in  Clinics, SRI
                                                            2001, Special       International
                                                            Advisor to the      (research),
                                                            President of        LookSmart, Ltd. (an
                                                            Stanford            Internet
                                                            University.         infrastructure
                                                                                company), PMI
                                                                                Group, Inc.
                                                                                (mortgage
                                                                                insurance) and

                                                                                Lucile Packard
                                                                                Children's Hospital.

WILLIAM A.         Trustee              Trustee of          Co-Chief            Mr. Hasler also is
HASLER                                  Schwab              Executive           on the Board of
November 22,                            Capital Trust       Officer, Aphton     Directors of
1941                                    since 2000.         Corporation (bio-   Solectron
                                                            pharmaceuticals).   Corporation
                                                            Prior to August     (manufacturing),
                                                            1998, Mr. Hasler    Tenera, Inc.
                                                            was Dean of the     (services and
                                                            Haas School of      software), Airlease
                                                            Business at the     Ltd. (aircraft
                                                            University of       leasing), Mission
                                                            California,         West Properties
                                                            Berkeley (higher    (commercial real
                                                            education).         estate) and Digital
                                                                                Microwave
                                                                                Corporation
                                                                                (a network
                                                                                equipment
                                                                                corporation).

GERALD B.          Trustee              Trustee of          Since 1990,         Mr. Smith is also on
SMITH                                   Schwab              Chairman and        the Board of
September 28,                           Capital Trust       Chief Executive     Directors of
1950                                    since 2000.         Officer and         Pennzoil-Quaker
                                                            founder of Smith    State Company (oil
                                                            Graham & Co.        and gas), Rorento
                                                            (investment         N.V. (investments
                                                            advisors).          - Netherlands) and
                                                                                Cooper Industries
                                                                                (electrical products,
                                                                                tools and hardware),
                                                                                and is a member of
                                                                                the audit committee
                                                                                of Northern Border
                                                                                Partners, L.P. (energy).

                               INTERESTED TRUSTEES

CHARLES R.         Chairman             Chairman and        Chairman, Co-       Director, U.S. Trust
SCHWAB (2)         and Trustee          Trustee of          Chief Executive     Corporation, United
July 29, 1937                           Schwab              Officer and         States Trust
                                        Capital Trust       Director, The       Company of New
                                        since 1993.         Charles Schwab      York; The Gap, Inc.
                                                            Corporation;        (a clothing retailer),



----------

(2) In addition to their positions with the investment adviser and the distributor, Messrs. Schwab, Coghlan and Chafkin also own stock in The Charles Schwab Corporation.

                                                            Chief Executive     Audiobase, Inc.
                                                            Officer and         (full-service audio
                                                            Director,           solutions for the
                                                            Schwab              Internet),
                                                            Holdings, Inc.;     Vodaphone
                                                            Chairman and        AirTouch PLC (a
                                                            Director, Charles   telecommunications
                                                            Schwab & Co.,       company), Siebel
                                                            Inc., Charles       Systems (a
                                                            Schwab              software company)
                                                            Investment          and Xign, Inc. (a
                                                            Management,         developer of
                                                            Inc.; Chairman,     electronic payment
                                                            Charles Schwab      systems).
                                                            Holdings (UK);
                                                            Chairman and
                                                            Chief Executive
                                                            Officer, Schwab
                                                            (SIS) Holdings,
                                                            Inc. I, Schwab
                                                            International
                                                            Holdings, Inc.;
                                                            Chairman and
                                                            Director until
                                                            January 1999,
                                                            Schwab
                                                            Retirement Plan
                                                            Services, Inc.,
                                                            Mayer &
                                                            Schweitzer, Inc.
                                                            (a securities
                                                            brokerage
                                                            subsidiary of The
                                                            Charles Schwab
                                                            Corporation),
                                                            Performance
                                                            Technologies,
                                                            Inc. (technology
                                                            company),
                                                            TrustMark, Inc.;
                                                            Director until
                                                            July 2001, The
                                                            Charles Schwab
                                                            Trust Company.

JOHN PHILIP        President,           President,          Vice Chairman       Director,
COGHLAN (2)        Chief                Chief               and Executive       Performance



----------

(2) In addition to their positions with the investment adviser and the distributor, Messrs. Schwab, Coghlan and Chafkin also own stock in The Charles Schwab Corporation.

May 6, 1951        Executive            Executive           Vice President,     Technologies, Inc.,
                   Officer and          Officer and         The Charles         (technology
                   Trustee              Trustee of          Schwab              company).
                                        Schwab              Corporation;
                                        Capital Trust       Vice Chairman
                                        since 2000.         and Enterprise
                                                            President,
                                                            Retirement Plan
                                                            Services and
                                                            Services for
                                                            Investment
                                                            Managers,
                                                            Charles Schwab
                                                            & Co., Inc.;
                                                            Chief Executive
                                                            Officer and
                                                            Director, Charles
                                                            Schwab Investment
                                                            Management,
                                                            Inc.; President,
                                                            Chief Executive
                                                            Officer and
                                                            Director, The
                                                            Charles Schwab
                                                            Trust Company;
                                                            Chairman and
                                                            Director, Schwab
                                                            Retirement Plan
                                                            Services, Inc.,
                                                            Schwab Retirement
                                                            Technologies,
                                                            Inc. (formerly
                                                            TrustMark, Inc.);
                                                            Director, Charles
                                                            Schwab Asset
                                                            Management
                                                            (Ireland) Ltd.
                                                            and Charles Schwab
                                                            Worldwide
                                                            Funds PLC until
                                                            March 2002.

JEREMIAH H.        Executive            Executive           Executive Vice
CHAFKIN (2)        Vice                 Vice                President,



----------

(2) In addition to their positions with the investment adviser and the distributor, Messrs. Schwab, Coghlan and Chafkin also own stock in The Charles Schwab Corporation.

May 9, 1959        President,           President,          Investment
                   Chief                Chief               Advice &
                   Operating            Operating           Products,
                   Officer and          Officer and         Charles Schwab
                   Trustee              Trustee of          & Co., Inc.;
                                        Schwab              Director, Charles
                                        Capital Trust       Schwab Asset
                                        since 2000.         Management
                                                            (Ireland) Ltd.
                                                            and Charles
                                                            Schwab
                                                            Worldwide
                                                            Funds PLC until
                                                            March 2002;
                                                            President and
                                                            Chief Operating
                                                            Officer until
                                                            December 2001,
                                                            Charles Schwab
                                                            Investment
                                                            Management,
                                                            Inc.  Prior to
                                                            September 1999,
                                                            Mr. Chafkin was
                                                            Senior Managing
                                                            Director,
                                                            Bankers Trust
                                                            Company.

                                    OFFICERS

TAI-CHIN           Treasurer and        Officer of          Senior Vice
TUNG March 7,      Principal            Schwab              President and
1951               Financial            Capital Trust       Chief Financial
                   Officer.             since 1996.         Officer, Charles
                                                            Schwab
                                                            Investment
                                                            Management,
                                                            Inc.; Vice
                                                            President, The
                                                            Charles Schwab
                                                            Trust Company.

STEPHEN B.         Senior Vice          Officer of          Director, Senior
WARD               President and        Schwab              Vice President
April 5, 1955      Chief                Capital Trust       and Chief
                   Investment           since 1991.         Investment
                   Officer.                                 Officer, Charles
                                                            Schwab Investment
                                                            Management,

                                                            Inc.; Chief
                                                            Investment
                                                            Officer, The
                                                            Charles Schwab
                                                            Trust Company.

KOJI E.            Secretary            Officer of          Senior Vice
FELTON March                            Schwab              President, Chief
13, 1961                                Capital Trust       Counsel and
                                        since 1998.         Assistant
                                                            Corporate
                                                            Secretary,
                                                            Charles Schwab
                                                            Investment
                                                            Management,
                                                            Inc.  Prior to
                                                            June 1998, Mr.
                                                            Felton was a
                                                            Branch Chief in
                                                            Enforcement at
                                                            the U.S.
                                                            Securities and
                                                            Exchange
                                                            Commission in
                                                            San Francisco.



The continuation of the funds' investment advisory agreement must be specifically approved at least annually (1) by the vote of the trustees or by a vote of the shareholders of the fund, and (2) by the vote of a majority of the trustees who are not parties to the investment advisory agreement or "interested persons" of any party ("Independent Trustees"), cast in person at a meeting called for the purpose of voting on such approval. Each year, the Board of Trustees calls and holds a meeting to decide whether to renew the investment advisory agreement. In preparation for the meeting, the Board requests and reviews a wide variety of materials provided by the funds' investment adviser, as well as extensive data provided by third parties, and the Independent Trustees receive advice from counsel to the Independent Trustees.

At the April 24, 2001 meeting, the Board of Trustees, including a majority of Independent Trustees, approved the funds' investment advisory and administration agreement with CSIM. At a meeting of the Board of Trustees held on February 19, 2002, based on a recommendation of CSIM, the trustees, including a majority of the Independent Trustees, unanimously approved the proposed sub-advisory agreements between CSIM and each sub-adviser and the appointment of the sub-advisers to manage a portion of the assets of the funds. At the February 19, 2002 meeting, the Board, including a majority of the Independent Trustees, also approved an amendment to the investment advisory and administration agreement with CSIM to increase the fees paid by the funds for CSIM's services under this agreement. At a meeting held on May 28, 2002, the shareholders of each fund also approved these matters.

The Board approved the advisory and sub-advisory agreements (the "Agreements") based on its consideration and evaluation, at each meeting, of a variety of specific factors such as: (1) the nature and quality of the services provided to the funds under the Agreements;
(2) the funds' expenses under the Agreements and how those expenses compared to those of other comparable mutual funds; (3) each fund's investment performance and how it compared to that of other comparable mutual funds; and (4) the profitability of CSIM and its affiliates, including Schwab, with respect to each fund, including both direct and indirect benefits accruing to CSIM and its affiliates.

First, with respect to the nature and quality of the services provided to the funds, the Board considered, among other things, personnel, experience, track record and compliance program. With respect to CSIM, the Board also considered how Schwab's extensive branch network, around-the-clock access, Internet access, investment and research tools, telephone services, and array of account features benefit the funds. The Board also considered Schwab's excellent reputation as a full service firm and its overall financial condition.

Second, with respect to the funds' expenses under the Agreements, the Board considered each fund's net operating expense ratio in comparison to those of other comparable mutual funds, such "peer groups" and comparisons having been selected and calculated by an independent third party. The Board also considered the existence of any economies of scale and whether those were passed along to the funds' shareholders through a graduated investment advisory fee schedule or other means, including any fee waivers by CSIM and its affiliates. The Board also considered information about average expense ratios of funds in each fund's respective peer group and the effects of CSIM's and Schwab's voluntary waiver of management and other fees to prevent total fund expenses from exceeding a specified cap.

Third, with respect to fund performance, the Board considered each fund's performance relative to its peer group and appropriate indices/benchmarks, in light of total return and market trends. The Board considered the composition of the peer group, selection criteria, and the reputation of the third party who prepared the analysis. In evaluating performance, the Board considered both risk and shareholder risk expectations for a given fund.

Fourth, with regard to profitability, the Board considered all compensation flowing to CSIM and its affiliates, directly or indirectly. The Board also considered any benefits derived by the investment adviser from its relationship with the funds, such as investment information or other research resources. In determining profitability of CSIM and its affiliates, the Board reviewed management's profitability analyses with the assistance of independent accountants. The Board also considered whether the levels of compensation and profitability under the Agreements and other service agreements were reasonable and justified in light of the quality of all services rendered to the funds.

In its deliberations, the Board did not identify any particular information that was all-important or controlling. Based on the Board's deliberations and its evaluation of the information described above, the Board, including all of the Independent Trustees, unanimously approved the Agreements and concluded that the compensation under the Agreements is fair and reasonable in light of such services and expenses and such other matters as the trustees have considered to be relevant in the exercise of their reasonable judgment.


                                BOARD COMMITTEES


The trust has an Audit/Portfolio Compliance Committee that is comprised of all of the Independent Trustees. This Committee reviews financial statements and other audit-related matters for the trust;

it does this at least quarterly and, if necessary, more frequently. The Committee met 4 times during the most recent fiscal year.

The trust has a Nominating Committee, which meets as often as deemed appropriate by the Committee for the primary purpose of nominating persons to serve as members of the Board of Trustees. This Committee did not meet during the most recent fiscal year. The Committee will not consider nominees recommended by shareholders.

The following table provides trustee compensation information as of October 31, 2001. Unless otherwise stated, information is for the fund complex.



                                                                                                  Pension or
                                                                                                   Retirement
                                                                                                    Benefits         Total
                                                                                                   Accrued as     Compensation
         Name of                                       Aggregate Compensation                     Part of Fund     from Fund
          Trustee                                            From the:                              Expenses        Complex
-----------------------        -----------------------------------------------------------------  -------------   ------------
                               Schwab            Schwab            Schwab            Schwab
                                U.S.            Balanced          Small-Cap       International
                               Market             Market            Market           Market
                               Masters           Masters           Masters           Masters
                               Fund(TM)          Fund(TM)          Fund(TM)          Fund(TM)
                               --------         ---------         ---------       --------------  -------------   ------------
Charles R. Schwab                     0                 0                 0                 0          N/A                 0
Steven L. Scheid(1)                   0                 0                 0                 0          N/A                 0
Jeremiah H. Chafkin                   0                 0                 0                 0          N/A                 0
John Philip Coghlan (2)               0                 0                 0                 0          N/A                 0
Mariann Byerwalter             $  1,056          $    964          $    970          $  1,097          N/A          $146,100
Donald F. Dorward              $  1,056          $    964          $    970          $  1,097          N/A          $146,100
William A. Hasler              $  1,056          $    964          $    970          $  1,097          N/A          $146,100
Robert G. Holmes               $  1,056          $    964          $    970          $  1,097          N/A          $146,100
Gerald B. Smith                $  1,056          $    964          $    970          $  1,097          N/A          $146,100
Donald R. Stephens             $  1,056          $    964          $    970          $  1,097          N/A          $146,100


----------

(1) Mr. Scheid resigned from the board of trustees effective November 21, 2000.

(2) Appointed to the board on November 21, 2000.

                                                                                                  Pension or
                                                                                                   Retirement
                                                                                                    Benefits         Total
                                                                                                   Accrued as     Compensation
         Name of                                       Aggregate Compensation                     Part of Fund     from Fund
          Trustee                                            From the:                              Expenses        Complex
-----------------------        -----------------------------------------------------------------  -------------   ------------
                               Schwab            Schwab            Schwab            Schwab
                                U.S.            Balanced          Small-Cap       International
                               Market             Market            Market           Market
                               Masters           Masters           Masters           Masters
                               Fund(TM)          Fund(TM)          Fund(TM)          Fund(TM)
                               --------         ---------         ---------       --------------  -------------   ------------
Michael W. Wilsey              $  1,056          $    964          $    970          $  1,097          N/A          $146,100


The following table provides information as of December 31, 2001, with respect to a dollar range of securities beneficially owned by each trustee.


                                                                                                Aggregate Dollar Range
                                                                                                Of Trustee Ownership
     Name of                             Dollar Range of Trustee Ownership of Equity           of Equity Securities in
     Trustee                                           Securities in the:                         the Fund Complex
---------------------        --------------------------------------------------------------    -----------------------
                             Schwab          Schwab          Schwab              Schwab
                               U.S.         Balanced        Small-Cap         International
                              Market         Market          Market             Market
                             Masters        Masters         Masters             Masters
                             Fund(TM)       Fund(TM)        Fund(TM)            Fund(TM)
                             --------      ---------       ---------          -------------
Charles R. Schwab              None          None        $50,001-$100,000     Over $100,000         Over $100,000
Jeremiah H. Chafkin            None          None        $50,001-$100,000     Over $100,000         Over $100,000
John Philip Coghlan            None          None              None               None              Over $100,000
Mariann Byerwalter             None          None              None               None              $50,001-$100,000
Donald F. Dorward              None          None              None               None              Over $100,000
William A. Hasler              None          None              None               None              $50,001-$100,000
Robert G. Holmes               None          None              None               None              Over $100,000
Gerald B. Smith                None          None              None               None              Over $100,000
Donald R. Stephens             None          None              None               None              Over $100,000
Michael W. Wilsey              None          None              None               None              Over $100,000



                           DEFERRED COMPENSATION PLAN


Independent Trustees may enter into a fee deferral plan. Under this plan, deferred fees will be credited to an account established by the trust as of the date that such fees would have been paid to the trustee. The value of this account will equal the value that the account would have if the fees credited to the account had been invested in the shares of SchwabFunds(R) selected by the trustee. Currently, none of the Independent Trustees has elected to participate in this plan.

                                 CODE OF ETHICS

The funds, their investment adviser and Schwab have adopted a Code of Ethics ("Ethics Code") as required under the 1940 Act. Subject to certain conditions or restrictions, the Ethics Code permits the trustees, directors, officers or advisory representatives of the funds or the investment adviser or the directors or officers of Schwab to buy or sell securities for their own accounts. This includes securities that may be purchased or held by the funds. Securities transactions by some of these individuals may be subject to prior approval of the investment adviser's Chief Compliance Officer or alternate. Most securities transactions are subject to quarterly reporting and review requirements.

In addition, each sub-adviser has adopted a Code of Ethics and, subject to certain conditions, each sub-adviser's Code of Ethics permits directors or officers of the sub-adviser to buy or sell securities for their own account, including securities that may be purchased or held by the funds. Securities transactions by some of these individuals may be subject to prior approval of the sub-adviser's chief compliance officer or alternate. Most securities transactions are subject to quarterly reporting and review requirements.

               CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES


As of May 6, 2002, the officers and trustees of the funds, as a group owned of record, directly or beneficially, less than 1% of the outstanding voting securities of the fund.

As of May 6, 2002, no persons or entity owned, of record or beneficially, more than 5% of the shares of the fund.


                     INVESTMENT ADVISORY AND OTHER SERVICES

                       INVESTMENT ADVISER AND SUB-ADVISERS

CSIM, a wholly owned subsidiary of The Charles Schwab Corporation, 101 Montgomery Street, San Francisco CA 94104, serves as the funds' investment adviser and administrator pursuant to an Investment Advisory and Administration Agreement ("Advisory Agreement") between it and the trust. Schwab is an affiliate of the investment adviser and is the trust's distributor, shareholder services agent and transfer agent. Charles R. Schwab is the founder, Chairman, Co-Chief Executive Officer and Director of The Charles Schwab Corporation. As a result of his ownership of and interests in The Charles Schwab Corporation, Mr. Schwab may be deemed to be a controlling person of the investment adviser and Schwab.


Each of the Schwab MarketMasters Funds(TM) is actively managed by a team of dedicated investment professionals, led by the investment adviser, who serves as the "manager of managers," and a team of sub-advisers, each of which manages a portion of the assets of the fund. The investment adviser oversees the advisory services provided to the funds. The investment adviser also may manage a portion of the funds' assets including its cash position. Pursuant to separate sub-advisory agreements, and under the supervision of the investment adviser and the funds' Board of Trustees, a number of sub-advisers are responsible for the day-to-day investment management of a discrete portion of the assets of the funds. The sub-advisers also are responsible for managing their employees who provide services to the funds. Subject to Board review, the investment adviser allocates and, when appropriate, reallocates the funds' assets among sub-advisers, monitors and evaluates sub-adviser performance, and oversees sub-adviser compliance with the funds' investment objectives, policies and restrictions.


The following are the sub-advisers for the funds.


AMERICAN CENTURY INVESTMENT MANAGEMENT, INC. ("AMERICAN CENTURY ") serves as a sub-adviser to the Schwab International MarketMasters Fund. It was organized as a Delaware corporation in 1958 and is a wholly owned subsidiary of American Century Companies, Inc. ("ACC"). J.P. Morgan Chase owns approximately 44% of ACC. Due to ACC's dual class voting stock structure, the subsidiary of J.P. Morgan Chase that owns the ACC stock is entitled to only 8.71% of the voting power of ACC. American Century's and ACC's principal offices are located at 4500 Main Street, Kansas City, Missouri 64111.

ARONSON + PARTNERS ("A+P") serves as a sub-adviser to the Schwab Balanced MarketMasters Fund. It was established as a Pennsylvania general partnership in 1984. A+P's principal office is located at 230 South Broad Street, Twentieth Floor, Philadelphia, Pennsylvania 19102.

ARTISAN PARTNERS LIMITED PARTNERSHIP ("ARTISAN PARTNERS") serves as a sub-adviser to the Schwab International MarketMasters Fund. It was established as a Delaware limited partnership in 1994. Artisan Investment Corporation is the general partner of Artisan Partners. Artisan Partners' and Artisan Investment Corporation's principal offices are located at 1000 N. Water Street, Suite 1770, Milwaukee, Wisconsin 53202.

BERGER FINANCIAL GROUP LLC ("BERGER") serves as a sub-adviser to the Schwab Balanced MarketMasters Fund. It is organized as a Nevada limited liability company and was founded in 1974. Stilwell Management, Inc. owns approximately 89.5% of Berger. Stilwell Financial owns 100% of Stilwell Management, Inc. Berger's and Stilwell Management, Inc.'s principal offices are located at 210 University Blvd., Suite 800, Denver, Colorado 80206. Stilwell Financial's principal office is located at 920 Main Street, 21st Floor, Kansas City, Missouri 64104. Berger may delegate certain investment management responsibilities to Perkins, Wolf, McDonnell & Co. (see below).

EAGLE ASSET MANAGEMENT, INC. ("EAGLE") serves as a sub-adviser to the Schwab U.S. MarketMasters Fund and the Schwab Balanced MarketMasters Fund. It was organized as a Florida corporation in 1976. Eagle is a wholly-owned subsidiary of Raymond James Financial, Inc. Eagle's and Raymond James Financial, Inc.'s principal offices are located at 880 Carillon Parkway, P.O. Box 10520, St. Petersburg, Florida 33733-0520.

HARRIS ASSOCIATES L.P. ("HARRIS ASSOCIATES") serves as a sub-adviser to the Schwab U.S. MarketMasters Fund and the Schwab International MarketMasters Fund. It was established as a Delaware limited partnership in 1976 and is a wholly owned subsidiary of CDC IXIS Asset Management North America, L.P. The principal office of Harris Associates is located at Two North LaSalle, Suite 500, Chicago, Illinois 60602-3790. CDC IXIS Asset Management North America, L.P.'s principal office is located at 399 Bolyston Street, Boston, Massachusetts 02116.

INVESTMENT MANAGEMENT COMPANY ("PIMCO") serves as a sub-adviser to the Schwab Balanced MarketMasters Fund. It is a Delaware limited liability company, and was founded in

1971. It is a subsidiary of Allianz Dresdner Asset Management of America L.P., formerly PIMCO Advisors L.P. ("ADAM LP"). Allianz AG, a European-based, multi-national insurance and financial services holding company is the indirect majority owner of ADAM L.P., and Pacific Life Insurance Company holds an indirect minority interest in ADAM LP. PIMCO's principal office is located at 840 Newport Center Drive, Suite 300, Newport Beach, California 92660. ADAM LP's principal office is located at 888 San Clemente Drive, Suite 100, Newport Beach, California 92660. Allianz AG's principal office is located at Koniginstrasse, 28 D-80802, Munich, Germany. Pacific Life Insurance Company's principal office is located at 700 Newport Center Drive, Newport Beach, California 92660.

PERKINS, WOLF, MCDONNELL & CO. ("PERKINS") serves as a sub-adviser to the Schwab Balanced MarketMasters Fund. It was organized as a Delaware corporation in 1980. As discussed above, Berger may delegate certain of its investment management responsibilities to Perkins. Perkins' principal office is located at 310 S. Michigan Avenue, #2600, Chicago, Illinois 60604.

ROYCE & ASSOCIATES, INC. ("ROYCE") serves as a sub-adviser to the Schwab Small-Cap MarketMasters Fund. It was organized as a New York corporation in 1967 and is a wholly-owned subsidiary of Royce Holdings, LLC. Legg Mason, Inc. owns 100% of the interests in Royce Holdings, LLC. Royce's principal office is located at 1414 Avenue of the Americas, New York, New York 10019. Legg Mason, Inc.'s and Royce Holdings, LLC's principal offices are located at 100 Light Street, Baltimore, Maryland 21202.

TCW INVESTMENT MANAGEMENT COMPANY ("TIMCO") serves as a sub-adviser to the Schwab U.S. MarketMasters Fund and Schwab Small-Cap MarketMasters Fund. It was organized as a California corporation in 1971. TIMCO is a wholly owned subsidiary of The TCW Group, Inc. Societe Generale Asset Management, S.A. ("SGAM") owns 51% of The TCW Group, Inc. Societe Generale, S.A., a publicly held financial services firm headquartered in Paris, France, owns 100% of SGAM. TIMCO's and The TCW Group, Inc.'s principal offices are located at 865 South Figueroa Street, Suite 1800, Los Angeles, California 90017. SGAM's principal office is located at 2, Place de la Coupole 92078 Paris, France - La Defense Cedex.

THORNBURG INVESTMENT MANAGEMENT, INC. ("THORNBURG") serves as a sub-adviser to the Schwab U.S. MarketMasters Fund. It was organized as a Delaware corporation in 1982. Thornburg's principal office is located at 119 E. Marcy St., Suite 202, Sante Fe, New Mexico 87501.

TOCQUEVILLE ASSET MANAGEMENT L.P. ("TOCQUEVILLE") serves as a sub-adviser to the Schwab Small-Cap MarketMasters Fund. It was established as a Delaware limited partnership in 1985. Tocqueville Management Corporation is the general partner of Tocqueville. Tocqueville's principal office is located at 1675 Broadway, 16th Floor, New York, New York 10019.

VEREDUS ASSET MANAGEMENT LLC ("VEREDUS") serves as a sub-adviser to the Schwab Small-Cap MarketMasters Fund. It was organized as a Kentucky limited liability company in 1998. ABN AMRO North America Holding Company owns 40% of Veredus. ABN AMRO North America Holding Company is a wholly-owned subsidiary of ABN AMRO Bank NV, a European financial services company headquartered in the Netherlands. Veredus' principal place of business is 6060 Dutchmans Lane, Suite 320, Louisville, Kentucky 40205.

WILLIAM BLAIR & COMPANY, LLC ("WILLIAM BLAIR") serves as a sub-adviser to the Schwab International MarketMasters Fund. It is a Delaware limited liability company that was established in 1935. William Blair's principal office is located at 222 West Adams St., Chicago, Illinois 60606.

SCHWAB U.S. MARKETMASTERS FUND(TM)

For its advisory and administrative services to the Schwab U.S. MarketMasters Fund, the investment adviser is entitled to receive an annual fee, payable monthly, of 1.00% of the fund's average daily net assets. The investment adviser pays the sub-advisers their fees out of this amount as follows:




SUB-ADVISER                                         MANAGEMENT FEE
-----------                                         --------------
Eagle Asset Management, Inc.                        0.50% on the first $100 million;
                                                    0.45% on the next $50 million; and
                                                    0.40% on amounts above $150 million

Harris Associates L.P.                              0.60% on the first $125 million;
                                                    0.575% on the next $125 million; and
                                                    0.55% on amounts over $250 million

TCW Investment Management Company                   0.65% on the first $75 million; and
                                                    0.60% on amounts over $75 million

Thornburg Investment Management, Inc.               0.45% on the first $200 million; and
                                                    0.40% on amounts over $200 million



Prior to June 3, 2002, for its advisory and administrative services to the Schwab U.S. MarketMasters Fund (formerly the Growth Portfolio), the investment adviser was entitled to receive a graduated annual fee, payable monthly, of 0.54% of the first $500 million of the fund's average daily net assets and 0.49% of net assets over $500 million. Prior to February 28, 1999, the investment adviser was entitled to receive a graduated annual fee, payable monthly of 0.74% of the first $1 billion of average daily net assets, 0.69% of the next $1 billion and 0.64% of such assets over $2 billion.

For the fiscal years ended October 31, 2001, 2000 and 1999, the Schwab U.S. MarketMasters Fund paid investment advisory fees of $850,000, $961,000 and $718,000, respectively (fees were reduced by $285,000, $316,000 and $297,000, respectively).

The investment adviser and Schwab have contractually guaranteed that, through at least February 29, 2004, the total annual operating expenses (excluding interest, taxes and certain non-routine expenses) of the Schwab U.S. MarketMasters Fund will not exceed 1.25% of the average daily net assets of the fund.

SCHWAB BALANCED MARKETMASTERS FUND(TM)

For its advisory and administrative services to the Schwab Balanced MarketMasters Fund, the investment adviser is entitled to receive an annual fee, payable monthly, of 0.85% of the fund's average daily net assets. The investment adviser pays the sub-advisers their fees out of this amount as follows:



SUB-ADVISER                                      MANAGEMENT FEE
-----------                                      --------------
Aronson + Partners                               If at anytime the amount of assets is less than $100 million:
                                                      0.70% on the first $10 million;
                                                      0.50% on the next $40 million; and
                                                      0.35% on assets over $50 million, but less than $100 million.
                                                 If   at anytime the
                                                      amount of assets is
                                                      equal to or greater
                                                      than $100 million:
                                                      0.30% on the first
                                                      $250 million; 0.20%
                                                      on the next $250
                                                      million; and 0.15%
                                                      on amounts over
                                                      $500 million

Berger Financial Group LLC                       0.50% on all assets (may delegate certain responsibilities to Perkins and pay Perkins 50% of the compensation it receives from CSIM)

Perkins, Wolf, McDonnell & Co.                   0.50% of compensation that is paid by CSIM to Berger (see above)

Eagle Asset Management, Inc.                     0.50% on the first $100 million;
                                                 0.45% on the next $50 million; and
                                                 0.40% on amounts above $150 million

Pacific Investment Management Company            0.25% on all assets



Prior to June 3, 2002, for its advisory and administrative services to the Schwab Balanced MarketMasters Fund (formerly the Balanced Portfolio), the investment adviser was entitled to receive a graduated annual fee, payable monthly, of 0.54% of the first $500 million of the fund's average daily net assets and 0.49% of net assets over $500 million. Prior to February 28, 1999, the investment adviser was entitled to receive a graduated annual fee, payable monthly of 0.74% of the first $1 billion of average daily net assets, 0.69% of the next $1 billion and 0.64% of such assets over $2 billion.

For the fiscal years ended October 31, 2001, 2000 and 1999, the Schwab Balanced MarketMasters Fund paid investment advisory fees of $535,000, $592,000 and $438,000, respectively (fees were reduced by $196,000, $205,000 and $211,000, respectively).

The investment adviser and Schwab have contractually guaranteed that, through at least February 29, 2004, the total annual operating expenses (excluding interest, taxes and certain non-routine expenses) of the Schwab Balanced MarketMasters Fund will not exceed 1.10% of the average daily net assets of the fund.

SCHWAB SMALL-CAP MARKETMASTERS FUND(TM)

For its advisory and administrative services to the Schwab Small-Cap MarketMasters Fund, the investment adviser is entitled to receive an annual fee, payable monthly, of 1.30% of the fund's average daily net assets. The investment adviser pays the sub-advisers their fees out of this amount as follows:



SUB-ADVISER                                 MANAGEMENT FEE
-----------                                 --------------
Royce & Associates, Inc.                    0.80% on the first $50 million;
                                            0.75% on the next $50 million;
                                            0.70% on the next $50 million;
                                            0.65% on the next $50 million; and
                                            0.60% on amounts over $200 million.

TCW Investment Management Company           0.65% on the first $75 million; and
                                            0.60% on amounts over $75 million

Tocqueville Asset Management L.P.           0.60% on all assets

Veredus Asset Management LLC                If the assets are equal to or less than $25 million: 1.00%.
                                            If the assets are equal to or less
                                            than $50 million but greater than
                                            $25 million: 0.85% If the assets are
                                            equal to or less than $100 million
                                            but greater than $50 million: 0.75%.
                                            If the assets are greater than $100
                                            million:

                                                 0.75% on the first $100 million
                                                 in assets; and
                                                 0.65% on the assets
                                                 over $100 million.



Prior to June 3, 2002, for its advisory and administrative services to the Schwab Small-Cap MarketMasters Fund (formerly the Small Cap Portfolio), the investment adviser was entitled to receive a graduated annual fee, payable monthly, of 0.54% of the first $500 million of the fund's average daily net assets and 0.49% of net assets over $500 million. Prior to February 28, 1999, the investment adviser was entitled to receive a graduated annual fee, payable monthly of 0.74% of the first $1 billion of average daily net assets, 0.69% of the next $1 billion and 0.64% of such assets over $2 billion.

For the fiscal years ended October 31, 2001, 2000 and 1999, the Schwab Small-Cap MarketMasters Fund paid investment advisory fees of $511,000, $612,000 and $434,000, respectively (fees were reduced by $213,000, $258,000 and $331,000, respectively).

The investment adviser and Schwab have contractually guaranteed that, through at least February 29, 2004, the total annual operating expenses (excluding interest, taxes and certain non-routine expenses) of the Schwab Small-Cap MarketMasters Fund will not exceed 1.55% of the average daily net assets of the fund.

SCHWAB INTERNATIONAL MARKETMASTERS FUND(TM)

For its advisory and administrative services to the Schwab International MarketMasters Fund, the investment adviser is entitled to receive an annual fee, payable monthly, of 1.40% of the fund's average daily net assets. The investment adviser pays the sub-advisers their fees out of this amount as follows:

SUB-ADVISER                                            MANAGEMENT FEE
-----------                                            --------------
American Century Investment Management, Inc.           0.85% on the first $50 million; and
                                                       0.80% on amounts over $50 million

Artisan Partners Limited Partnership                   0.75% on the first $100 million; and
                                                       0.70% on the amounts over $100 million

Harris Associates L.P.                                 0.60% on the first $125 million;
                                                       0.575% on the next $125 million; and
                                                       0.55% on amounts over $250 million

William Blair & Company, LLC                           0.60% on all assets



Prior to June 3, 2002, for its advisory and administrative services to the Schwab International MarketMasters Fund(TM) (formerly the International Portfolio), the investment adviser was entitled to receive a graduated annual fee, payable monthly, of 0.54% of the first $500 million of the fund's average daily net assets and 0.49% of net assets over $500 million. Prior to February 28, 1999, the investment adviser was entitled to receive a graduated annual fee, payable monthly of 0.74% of the first $1 billion of average daily net assets, 0.69% of the next $1 billion and 0.64% of such assets over $2 billion.

For the fiscal years ended October 31, 2001, 2000, 1999, the Schwab International MarketMasters Fund paid investment advisory fees of $1,032,000, $901,000 and $312,000, respectively (fees were reduced by $324,000, $316,000 and $184,000, respectively).

The investment adviser and Schwab have contractually guaranteed that, through at least February 29, 2004, the total annual operating expenses (excluding interest, taxes and certain non-routine expenses) of the Schwab International MarketMasters Fund will not exceed 1.65% of the average daily net assets of the fund.


The amount of the expense cap is determined in coordination with the Board of Trustees, and the expense cap is intended to limit the effects on shareholders of expenses incurred in the ordinary operation of a fund. The expense cap is not intended to cover all fund expenses, and a fund's expenses may exceed the expense cap. For example, the expense cap does not cover investment-related expenses, such as brokerage commissions, interest and taxes, nor does it cover extraordinary or non-routine expenses, such as shareholder meeting costs.

                                   DISTRIBUTOR

Pursuant to a Distribution Agreement, Schwab is the principal underwriter for shares of the funds and is the trust's agent for the purpose of the continuous offering of the funds' shares. Each fund pays the cost of the prospectuses and shareholder reports to be prepared and delivered to existing shareholders. Schwab pays such costs when the described materials are used in connection with the offering of shares to prospective investors and for supplemental sales literature and advertising. Schwab receives no fee under the Distribution Agreement.

                     SHAREHOLDER SERVICES AND TRANSFER AGENT

Schwab provides fund information to shareholders, including share price, shareholder ownership and account activities and distributes the funds' prospectuses, financial reports and other informational literature about the funds. Schwab maintains the office space, equipment and personnel necessary to provide these services. At its own expense, Schwab may engage third party entities, as appropriate, to perform some or all of these services.

For the services performed as transfer agent under its contract with each fund, Schwab is entitled to receive an annual fee, payable monthly from each fund, in the amount of 0.05% of each fund's average daily net assets.

For the services performed as shareholder services agent under its contract with each fund, Schwab is entitled to receive an annual fee, payable monthly from the fund, in the amount of 0.20% of each fund's average daily net assets.

Schwab currently receives remuneration from fund companies participating in its Mutual Fund OneSource(R) service equal to 0.25% to 0.35% per annum of assets. In light of this remuneration and compensation, Schwab will waive transfer agent and shareholder service fees payable to it by a fund in an amount at least equal to any compensation received by Schwab (including OneSource
Service fees) from underlying funds in connection with the investment by the fund in the underlying funds.

                          CUSTODIAN AND FUND ACCOUNTANT


PFPC Trust Company, 8800 Tinicum Blvd., Third Floor, Suite 200, Philadelphia, PA 19153, serves as custodian for the funds. PFPC, Inc., 400 Bellevue Parkway, Wilmington, DE 19809, serves as fund accountant for the funds.


The custodian is responsible for the daily safekeeping of securities and cash held or sold by the funds. The fund accountant maintains all books and records related to each fund's transactions.

                             INDEPENDENT ACCOUNTANTS


The funds' independent accountants, PricewaterhouseCoopers LLP, audits and reports on the annual financial statements of the funds and reviews certain regulatory reports and each fund's federal income tax return. They also perform other professional accounting, auditing, tax and advisory services when the trust engages them to do so. Their address is 333 Market Street, San Francisco, CA 94105. Each fund's audited financial statements for the fiscal year ended October 31, 2001, are included in the funds' annual report, which is a separate report supplied with the SAI.


                    BROKERAGE ALLOCATION AND OTHER PRACTICES

                               PORTFOLIO TURNOVER

For reporting purposes, each fund's turnover rate is calculated by dividing the value of purchases or sales of portfolio securities for the fiscal year, whichever is less, by the monthly average value of portfolio securities the fund owned during the fiscal year. When making the calculation, all securities whose maturities at the time of acquisition were one year or less ("short term securities") are excluded.

A 100% portfolio turnover rate would occur, for example, if all portfolio securities (aside from short term securities) were sold and either repurchased or replaced once during the fiscal year.


Typically, funds with high turnover (such as a 100% or more) tend to generate higher capital gains and transaction costs, such as brokerage commissions.


The Schwab U.S. MarketMasters Fund's(TM) (formerly the Growth Portfolio) turnover rates for the fiscal years ended October 31, 2001 and 2000, were 145% and 179%, respectively.

The Schwab Balanced MarketMasters Fund's(TM) (formerly the Balanced Portfolio) turnover rates for the fiscal years ended October 31, 2001 and 2000, were 95% and 114%, respectively.

The Schwab Small-Cap MarketMasters Fund's(TM) (formerly the Small Cap Portfolio) turnover rates for the fiscal years ended October 31, 2001 and 2000, were 172% and 128%, respectively.

The Schwab International MarketMasters Fund's(TM) (formerly the International Portfolio) turnover rates for the fiscal years ended October 31, 2001 and 2000, were 51% and 80%, respectively.


Prior to June 3, 2002, the funds used a multi-fund strategy. The higher portfolio turnover rates for the funds are attributed to a portfolio management strategy that included both a component of "core" underlying funds that the portfolio managers intended to hold and a "tactical" position of underlying funds strategically chosen for their growth potential. The funds' turnover rates reflect portfolio changes to take advantage of market volatility.

                             PORTFOLIO TRANSACTIONS

In effecting securities transactions for a fund, the investment adviser and sub-advisers seek to obtain best execution. Subject to the supervision of the Board of Trustees, the investment adviser and sub-advisers will select brokers and dealers for the funds on the basis of a number of factors, including, for example, price paid for securities, commission paid for transactions, clearance, settlement, reputation, financial strength and stability, efficiency of execution and error resolution, block trading and block positioning capabilities, willingness to execute related or unrelated difficult transactions in the future, and order of call.


In assessing these criteria, the investment adviser and sub-advisers will, among other things, monitor the performance of brokers effecting transactions for the funds to determine the effect, if any, that the funds' transactions through those brokers have on the market prices of the stocks involved. This may be of particular importance for the funds' investments in relatively smaller companies whose stocks are not as actively traded as those of their larger counterparts. The funds will seek to buy and sell securities in a manner that causes the least possible fluctuation in the prices of those stocks in view of the size of the transactions.

The funds do not expect to use one particular broker or dealer, and when one or more brokers is believed capable of providing the best combination of price and execution, the funds' investment adviser or one of the sub-advisers may select a broker based upon brokerage or research services provided to the investment adviser or sub-adviser. The investment adviser or sub-adviser may pay a higher commission than otherwise obtainable from other brokers in return for such services only if a good faith determination is made that the commission is reasonable in relation to the services provided.


Section 28(e) of the Securities Exchange Act of 1934 ("Section 28(e)") permits the investment adviser and sub-advisers, under certain circumstances, to cause each fund to pay a broker or dealer a commission for effecting a transaction in excess of the amount of commission another broker or dealer would have charged for effecting the transaction in recognition of the value of brokerage and research services provided by the broker or dealer. Brokerage and research services include: (1) furnishing advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; (2) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts; and (3) effecting securities transactions and performing functions incidental thereto (such as clearance, settlement, and custody). In the case of research services, the investment adviser believes that its and the sub-advisers' access to independent investment research is beneficial to their investment decision-making processes and, therefore, to each fund. In addition to the agency transactions, the investment adviser or the sub-advisers may receive brokerage and research services in connection with certain riskless transactions, in accordance with applicable SEC guidance.


To the extent research services may be a factor in selecting brokers, such services may be in written form or through direct contact with individuals and may include information as to particular companies and securities as well as market, economic, or institutional areas and information that assists in the valuation and pricing of investments. Examples of research-oriented services for which the advisers or sub-advisers might utilize fund commissions include research reports and other information on the economy, industries, sectors, groups of securities, individual companies, statistical information, political developments, technical market action, pricing and appraisal services, credit analysis, risk measurement analysis, performance and other analysis. The investment adviser or the sub-advisers may use research services furnished by brokers in servicing all client accounts and not all services may necessarily be used in connection with the account that paid commissions to the broker providing such services. Information so received by the investment adviser will be in addition to and not in lieu of the services required to be performed by the investment adviser or the sub-advisers under the Advisory Agreement and sub-advisory agreements. Any advisory or other fees paid to the investment adviser or the sub-advisers are not reduced as a result of the receipt of research services.

In some cases the investment adviser or a sub-adviser may receive a service from a broker that has both a "research" and a "non-research" use. When this occurs, the investment adviser or sub-adviser makes a good faith allocation, under all the circumstances, between the research and non-research uses of the service. The percentage of the service that is used for research purposes may be paid for with client commissions, while the investment adviser or sub-adviser will use its own funds to pay for the percentage of the service that is used for non-research purposes. In making this good faith allocation, the investment adviser or sub-adviser faces a potential conflict of interest, but the investment adviser believes that its and the sub-advisers' allocation procedures are reasonably designed to ensure that the costs of such services will be appropriately allocated to their anticipated research and non-research uses.


From time to time, the funds may purchase new issues of securities for clients in a fixed price offering. In these situations, the seller may be a member of the selling group that will, in addition to selling securities, provide the investment adviser or sub-advisers with research services. The NASD has adopted rules expressly permitting these types of arrangements under certain circumstances. Generally, the seller will provide research "credits" in these situations at a rate that is higher than that which is available for typical secondary market transactions. These arrangements may not fall within the safe harbor of Section 28(e).


In an attempt to obtain best execution for a fund, the investment adviser and sub-advisers may place orders directly with market makers or with third market brokers such as Instinet, which is a computer subscriber service, or brokers on an agency basis. Placing orders with third market brokers may enable the funds to trade directly with other institutional holders on a net basis. At times, this may allow the funds to trade larger blocks than would be possible trading through a single market maker.

In determining when and to what extent to use Schwab or any other affiliated broker-dealer (including affiliates of the sub-advisers) as its broker for executing orders for the funds on securities exchanges, the investment adviser and sub-advisers follow procedures, adopted by the Board of Trustees, that are designed to ensure that affiliated brokerage commissions (if relevant) are reasonable and fair in comparison to unaffiliated brokerage commissions for comparable transactions. The Board reviews the procedures annually and approves and reviews transactions involving affiliated brokers quarterly.

                              BROKERAGE COMMISSIONS


The Schwab U.S. MarketMasters Fund(TM) paid no brokerage commissions in the past three fiscal years. Likewise the fund paid no short term redemption charges in the past three fiscal years.

The Schwab Balanced MarketMasters Fund(TM) paid no brokerage commissions in the past three fiscal years. However, the fund did pay short term redemption charges of $14,510, $0 and $0 for the fiscal years ended October 31, 2001, 2000 and 1999, respectively.

The Schwab Small-Cap MarketMasters Fund(TM) paid no brokerage commissions in the past three fiscal years. However, the fund did pay short term redemption charges of $28,787, $28,432 and $10,335 for the fiscal years ended October 31, 2001, 2000 and 1999, respectively.

The Schwab International MarketMasters Fund(TM) paid no brokerage commissions in the past three fiscal years. However, the fund did pay short term redemption charges of $7,042, $88,284 and $17,445 for the fiscal years ended October 31, 2001, 2000 and 1999, respectively.


                            DESCRIPTION OF THE TRUST

Each fund is a series of Schwab Capital Trust, an open-end investment management company organized as a Massachusetts business trust on May 7, 1993.

The Declaration of Trust provides that shares may be automatically redeemed if held by a shareholder in an amount less than the minimum required by each fund or share class. Each fund's or class's minimum initial investment and minimum additional investment are set forth in the prospectus. These minimums may be waived for certain investors, including trustees, officers and employees of Schwab, or changed without prior notice. The minimums may also be waived for investment programs such as those programs designated for retirement savings, college savings or graduation gifts.

The funds may hold special shareholder meetings, which may cause the funds to incur non-routine expenses. These meetings may be called for purposes such as electing trustees, changing fundamental policies and amending management contracts. Shareholders are entitled to one vote for each share owned and may vote by proxy or in person. Proxy materials will be mailed to shareholders prior to any meetings, and will include a voting card and information explaining the matters to be voted upon.

The bylaws of the trust provide that a majority of shares entitled to vote shall be a quorum for the transaction of business at a shareholders' meeting, except that where any provision of law, or of the Declaration of Trust or of the bylaws permits or requires that (1) holders of any series shall vote as a series, then a majority of the aggregate number of shares of that series entitled to vote shall be necessary to constitute a quorum for the transaction of business by that series, or (2) holders of any class shall vote as a class, then a majority of the aggregate number of shares of that class entitled to vote shall be necessary to constitute a quorum for the transaction of business by that class. Any lesser number shall be sufficient for adjournments. Any adjourned session or sessions may be held, within a reasonable time after the date set for the original meeting, without the necessity of further notice. The Declaration of Trust specifically authorizes the Board of Trustees to terminate the trust (or any of its investment portfolios) by notice to the shareholders without shareholder approval.

Under Massachusetts law, shareholders of a Massachusetts business trust could, under certain circumstances, be held personally liable for the trust's obligations. The Declaration of Trust, however, disclaims shareholder liability for the trust's acts or obligations and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the trust or the trustees. In addition, the Declaration of Trust provides for indemnification out of the property of an investment portfolio in which a shareholder owns or owned shares for all losses and expenses of such shareholder or former shareholder if he or she is held personally liable for the obligations of the trust solely by reason of being or having been a shareholder. Moreover the trust will be covered by insurance, which the trustees consider adequate to cover foreseeable tort claims. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is considered remote, because it is limited to circumstances in which a disclaimer is inoperative and the trust itself is unable to meet its obligations. There is a remote possibility that a fund could become liable for a misstatement in the prospectus or SAI about another fund.

As more fully described in the Declaration of Trust, the trustees may each year, or more frequently, distribute to the shareholders of each series accrued income less accrued expenses and any net realized capital gains less accrued expenses. Distributions of each year's income of each series shall be distributed pro rata to shareholders in proportion to the number of shares of each series held by each of them. Distributions will be paid in cash or shares or a combination thereof as determined by the trustees. Distributions paid in shares will be paid at the net asset value as determined in accordance with the bylaws.

   PURCHASE, REDEMPTION, DELIVERY OF SHAREHOLDER REPORTS AND PRICING OF SHARES

                  PURCHASING AND REDEEMING SHARES OF THE FUNDS

The funds are open each day that the New York Stock Exchange (NYSE) is open (business days). The NYSE's trading session is normally conducted from 9:30 a.m. Eastern time until 4:00 p.m. Eastern time, Monday through Friday, although some days, such as in advance of and following holidays, the NYSE's trading session closes early. The following holiday closings are currently scheduled for 2002: New Year's Day, Martin Luther King Jr.'s Birthday (observed), Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. While orders to buy, sell and exchange shares are typically accepted by Schwab at any time, only orders that are received in good order by the funds' transfer agent prior to the close of the NYSE's trading session will be executed that day at the funds' share price calculated that day. On any day that the NYSE closes early, such as days in advance of holidays, the funds reserve the right to advance the time by which purchase, redemption and exchanges orders must be received by the funds' transfer agent that day in order to be executed that day at that day's share price.

As long as the funds or Schwab follows reasonable procedures to confirm that an investor's telephone or Internet order is genuine, they will not be liable for any losses the investor may experience due to unauthorized or fraudulent instructions. These procedures may include requiring a form of personal identification or confirmation before acting upon any telephone or Internet order, providing written confirmation of telephone or Internet orders and tape recording all telephone orders.

Share certificates will not be issued in order to avoid additional administrative costs, however, share ownership records are maintained by Schwab.


The Schwab International MarketMasters Fund(TM) reserves the right to waive the early redemption fee, if applicable, for certain tax-advantaged retirement plans.


Under certain circumstances a fund may determine to make payment of a redemption wholly or in part by a distribution in-kind of securities from its portfolio in lieu of cash. In such cases, a shareholder may incur brokerage charges in later converting the securities to cash.


Each fund is designed for long term investing. Because short term trading activities can disrupt the smooth management of a fund and increase its expenses, each fund reserves the right to refuse any purchase or exchange order or large purchase or exchange orders, including any purchase or exchange order which appears, in its sole discretion, to be associated with short term trading activities or "market timing." Because market timing decisions to buy and sell securities typically are based on an individual investor's market outlook, including such factors as the perceived strength of the economy or the anticipated direction of interest rates, it is difficult for a fund to determine in advance what purchase or exchange orders may be deemed to be associated with market timing or short term trading activities. The funds and Schwab reserve the right to refuse any purchase or exchange order, including large orders that may negatively impact their operations.


Shares of the funds may be held only through a Schwab account or certain third-party investment providers that have an arrangement with Schwab. If you close your Schwab account, your fund shares may be redeemed unless you first transfer them to such a third-party investment provider.

                         EXCHANGING SHARES OF THE FUNDS


Shares of any SchwabFund, including any class of shares, may be sold and shares of any other SchwabFund or class purchased, provided the minimum investment and any other requirements of the fund or class purchased are satisfied. Without limiting this privilege, "an exchange order," which is a simultaneous order to sell shares of one fund or class and automatically invest the proceeds in another fund or class, may not be executed between shares of Sweep Investments(R) and shares of non-Sweep Investments. Shares of Sweep Investments may be bought and sold automatically pursuant to the terms and conditions of your Schwab account agreement or by direct order as long as you meet the minimums for direct investments. In addition, different exchange policies may apply to SchwabFunds(R) that are bought and sold through third-party investment providers and the exchange privilege between SchwabFunds may not be available through third-party investment providers.


                        DELIVERY OF SHAREHOLDER DOCUMENTS

Typically once a year, an updated prospectus will be mailed to shareholders describing each fund's investment strategies, risks and shareholder policies. Twice a year, financial reports will be mailed to shareholders describing each fund's performance and investment holdings. In order to eliminate duplicate mailings of shareholder documents, each household may receive one copy of these documents, under certain conditions. This practice is commonly called "householding." If you want to receive multiple copies, you may write or call your fund at the address or telephone number on the front of this SAI. Your instructions will be effective within 30 days of receipt by Schwab.

                                PRICING OF SHARES

Each business day, each fund calculates its share price, or NAV, "as of the close of the NYSE." This means that NAVs are calculated using the values of a fund's securities as of the close of the NYSE. Such values are required to be determined in one of two ways: securities for which market quotations are readily available are required to be valued at current market value; and securities for which market quotations are not readily available are required to be valued at fair value using procedures approved by the Board of Trustees.

In accordance with the 1940 Act, the underlying funds are valued at their respective net asset values as determined by those funds. The underlying funds that are money market funds may value their portfolio securities based on the value or amortized cost method. The other underlying funds value their portfolio securities based on market quotes if they are readily available.


Shareholders of the funds should be aware that because foreign markets are often open on weekends and other days when the funds are closed, the value of some of the funds' securities may change on days when it is not possible to buy or sell shares of the funds. The funds use approved pricing services to provide values for their securities. Current market values are generally determined by the approved pricing services as follows: securities traded on stock exchanges are valued at the last-quoted sales price on the exchange on which such securities are primarily traded (closing values), or, lacking any sales, at the mean between the bid and ask prices; securities traded in the over-the-counter market are valued at the last reported sales price that day, or, if no sales are reported, at the mean between the bid and ask prices. In addition, securities that are primarily traded on foreign exchanges are generally valued at the preceding closing values of such securities on their respective exchanges with these values then translated into U.S. dollars at the current exchange rate. Fixed income securities normally are valued based on valuations provided by approved pricing services. Securities may be fair valued pursuant to procedures approved by the funds' Board of Trustees when approved pricing services do not provide a value for a security, a furnished price appears manifestly incorrect or events occur prior to the close of the NYSE that materially affect the furnished price. The Board of Trustees regularly reviews fair value determinations made by the funds pursuant to the procedures.

                                    TAXATION

                      FEDERAL TAX INFORMATION FOR THE FUNDS

It is each fund's policy to qualify for taxation as a "regulated investment company" ("RIC") by meeting the requirements of Subchapter M of the Code. By qualifying as a RIC, each fund expects to eliminate or reduce to a nominal amount the federal income tax to which it is subject. If a fund does not qualify as a RIC under the Code, it will be subject to federal income tax on its net investment income and any net realized capital gains.

The Code imposes a non-deductible excise tax on RICs that do not distribute in a calendar year (regardless of whether they otherwise have a non-calendar taxable year) an amount equal to 98% of their "ordinary income" (as defined in the Code) for the calendar year plus 98% of their net capital gain for the one-year period ending on October 31 of such calendar year, plus any undistributed amounts from prior years. The non-deductible excise tax is equal to 4% of the deficiency. For the foregoing purposes, a fund is treated as having distributed any amount on which it is subject to income tax for any taxable year ending in such calendar year.


A fund's transactions in futures contracts, forward, foreign currency exchange transactions may be restricted by the Code and are subject to special tax rules. In a given case, these rules may accelerate income to a fund, defer its losses, cause adjustments in the holding periods of a fund's assets, convert short term capital losses into long term capital losses or otherwise affect the character of a fund's income. These rules could therefore affect the amount, timing and character of distributions to shareholders. The funds will endeavor to make any available elections pertaining to these transactions in a manner believed to be in the best interest of the funds and their shareholders.


                 FEDERAL INCOME TAX INFORMATION FOR SHAREHOLDERS

The discussion of federal income taxation presented below supplements the discussion in the funds' prospectus and only summarizes some of the important federal tax considerations generally affecting shareholders of the funds. Accordingly, prospective investors (particularly those not residing or domiciled in the United States) should consult their own tax advisors regarding the consequences of investing in a fund.


Any dividends declared by a fund in October, November or December and paid the following January are treated, for tax purposes, as if they were received by shareholders on December 31 of the year in which they were declared. Long term capital gain distributions are taxable as long term capital gains, regardless of how long you have held your shares. However, if you receive a long term capital gain distribution with respect to fund shares held for six months or less, any loss on the sale or exchange of those shares shall, to the extent of the long term capital gain distribution, be treated as a long term capital loss. For corporate investors in the funds, dividend distributions the funds designate to be from dividends received from qualifying domestic corporations will be eligible for the 70% corporate dividends-received deduction to the extent they would qualify if the funds were regular corporations. Distributions by a fund also may be subject to state, local and foreign taxes, and its treatment under applicable tax laws may differ from the federal income tax treatment.


A fund will be required in certain cases to withhold at the applicable withholding rate and remit to the U.S. Treasury, the withheld amount of taxable dividends paid to any shareholder who (1) fails to provide a correct taxpayer identification number certified under penalty of perjury; (2) is subject to withholding by the Internal Revenue Service for failure to properly report all payments of interest or dividends; (3) fails to provide a certified statement that he or she is not subject to "backup withholding"; or (4) fails to provide a certified statement that he or she is a U.S. person (including a U.S. resident alien). Backup withholding is not an additional tax and any amounts withheld may be credited against the shareholder's ultimate U.S. tax liability.

Foreign shareholders (i.e., nonresident alien individuals and foreign corporations, partnerships, trusts and estates) are generally subject to U.S. withholding tax at the rate of 30% (or a lower tax treaty rate) on distributions derived from net investment income and short term capital gains. Distributions to foreign shareholders of long term capital gains and any gains from the sale or other disposition of shares of the funds generally are not subject to U.S. taxation, unless the recipient is an individual who either (1) meets the Code's definition of "resident alien" or (2) is physically present in the U.S. for 183 days or more per year. Different tax consequences may result if the foreign shareholder is engaged in a trade or business within the United States. In addition, the tax consequences to a foreign shareholder entitled to claim the benefits of a tax treaty may be different than those described above.

Income that the funds receive from sources within various foreign countries may be subject to foreign income taxes withheld at the source. If a fund has at least 50% of its assets invested in foreign securities at the end of its taxable year, it may elect to "pass through" to its shareholders the ability to take either the foreign tax credit or the deduction for foreign taxes. Pursuant to this election, U.S. shareholders must include in gross income, even though not actually received, their respective pro rata share of foreign taxes, and may either deduct their pro rata share of foreign taxes (but not for alternative minimum tax purposes) or credit the tax against U.S. income taxes, subject to certain limitations described in Code sections 901 and 904 (but not both). A shareholder who does not itemize deductions may not claim a deduction for foreign taxes. It is expected that the funds, other than the Schwab International MarketMasters Fund(TM), will not have 50% of their assets invested in foreign securities at the close of their taxable years, and therefore will not be permitted to make this election. Also, to the extent a fund invests in an underlying fund that elects to pass through foreign taxes, the fund will not be able to pass through the taxes paid by the underlying fund. Each shareholder's respective pro rata share of foreign taxes the fund pays will, therefore, be netted against their share of the fund's gross income.


The funds may invest in a non-U.S. corporation that could be treated as a passive foreign investment company ("PFIC") or become a PFIC under the Code. This could result in adverse tax consequences upon the disposition of, or the receipt of "excess distributions" with respect to, such equity investments. To the extent the funds do invest in PFICs, they may elect to treat the PFIC as a "qualified electing fund" or mark-to-market its investments in PFICs annually. In either case, the funds may be required to distribute amounts in excess of realized income and gains. To the extent that the funds do invest in foreign securities that are determined to be PFIC securities and are required to pay a tax on such investments, a credit for this tax would not be allowed to be passed through to funds' shareholders. Therefore, the payment of this tax would reduce the funds' economic return from their PFIC shares, and excess distributions received with respect to such shares are treated as ordinary income rather than capital gains.

An underlying fund may invest in non-U.S. corporations, which would be treated as PFICs or become a PFIC. This could result in adverse tax consequences upon the disposition of, or the receipt of "excess distributions" with respect to, such equity investments. To the extent an underlying fund does invest in PFICs, it may elect to treat the PFIC as a "qualified electing fund" or mark-to-market its investments in PFICs annually. In either case, the underlying fund may be required to distribute amounts in excess of its realized income and gains. To the extent that the underlying fund itself is required to pay a tax on income or gain from investment in PFICs, the payment of this tax would reduce the funds' economic return.

Shareholders are urged to consult their tax advisors as to the state and local tax rules affecting investments in the funds.

                         CALCULATION OF PERFORMANCE DATA

Average annual total return is a standardized measure of performance calculated using methods prescribed by SEC rules. It is calculated by determining the ending value of a hypothetical initial investment of $1,000 made at the beginning of a specified period. The ending value is then divided by the initial investment, which is annualized and expressed as a percentage. It is reported for periods of one, five and 10 years or since commencement of operations for periods not falling on those intervals. In computing average annual total return, a fund assumes reinvestment of all distributions at net asset value on applicable reinvestment dates.

For average "after-tax" total return, the SEC rules mandate several assumptions, including that the highest historical individual federal marginal income tax rates at the time of reinvestment be used, and that the calculations do not reflect the impact of state and local taxes. After-tax returns depend on an investor's tax situation, and may differ from those shown. These returns, for instance, assume that an investor has sufficient capital gains of the same character from other investments to offset any capital losses from the redemption. These returns are not relevant to certain tax-deferred investors.

If the sale of shares results in a loss, it is assumed that the shareholder has sufficient capital gains to offset the capital loss. As a result, returns after taxes on distributions and sale of fund shares may exceed returns after taxes on distributions (but before sale of fund shares).


                          AVERAGE ANNUAL TOTAL RETURNS



           Fund                                            One Year                Five Years         From Commencement
       (Commencement of                                      Ended                   Ended             of Operations to
         Operations)                                   October 31, 2001          October 31, 2001      October 31, 2001
----------------------------------                     ----------------          ----------------     -----------------
Schwab U.S. MarketMasters Fund(TM)                          (22.81)%                   --                   6.36%
(11/18/1996)
After-tax Returns:
On Distribution                                             (26.09)%                   --                   3.71%
On Distribution and Sale                                    (12.23)%                   --                   4.41%

Schwab Balanced MarketMasters Fund(TM)                      (13.95)%                   --                   7.23%
(11/18/1996)
After-tax Returns:
On Distribution                                             (17.38)%                   --                   4.81%
On Distribution and Sale                                    (7.35)%                    --                   4.98%

Schwab Small-Cap MarketMasters Fund(TM)                     (19.99)%                   --                   1.23%
(9/16/1997)
After-tax Returns:
On Distribution                                             (23.08)%                   --                 (0.39)%
On Distribution and Sale                                    (11.41)%                   --                   0.40%

Schwab International MarketMasters Fund(TM)                 (22.41)%                 8.55%                  8.28%
(10/16/1996)
After-tax Returns:
On Distribution                                             (24.94)%                 6.23%                  5.99%
On Distribution and Sale                                    (12.51)%                 6.22%                  6.01%



A fund also may advertise its cumulative total return since inception. This number is calculated using the same formula that is used for average annual total return except that, rather than calculating the total return based on a one-year period, cumulative total return is calculated from commencement of operations to the fiscal year ended October 31, 2001.



                                                                     Cumulative Total
Fund (Commencement of Operations)                                          Return
----------------------------------------------                       ----------------
Schwab U.S. MarketMasters Fund(TM)(11/18/1996)                             35.69%
Schwab Balanced MarketMasters Fund(TM)(11/18/1996)                         41.33%
Schwab Small-Cap MarketMasters Fund(TM)(9/16/1997)                          5.18%
Schwab International MarketMasters Fund(TM)(10/16/1996)                    49.37%


The performance of the funds may be compared with the performance of other mutual funds by comparing the ratings of mutual fund rating services, various indices of investment performance, U.S. government obligations, bank certificates of deposit, the consumer price index, information provided by proprietary and non-proprietary research services and other investments for which reliable data is available.

The funds also may compare their historical performance figures to the performance of indices similar to their asset categories and sub-categories, and to the performance of "blended indices" similar to the funds' strategies.

Examples of indices used for comparison purposes and the asset categories they represent are as follows: for large company stocks, the S&P 500 Index; for small company stocks, the Ibbottson, the BARRA Small-Cap Index and the Russell 2000(R) Index; for foreign stocks, the MSCI-EAFE Index; and for bonds, the Lehman Brothers Aggregate Bond indices.

                   APPENDIX - RATINGS OF INVESTMENT SECURITIES

From time to time, a fund may report the percentage of its assets that fall into the rating categories set forth below.

                                      BONDS

                            MOODY'S INVESTORS SERVICE

AAA Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.


AA Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risk appear somewhat larger than the Aaa securities.


A Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

BAA Bonds which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

BA Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

                          STANDARD & POOR'S CORPORATION

INVESTMENT GRADE

AAA Debt rated 'AAA' has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

AA Debt rated 'AA' has a very strong capacity to pay interest and repay principal and differs from the highest rated debt only in small degree.

A Debt rated 'A' has a strong capacity to pay interest and repay principal, although it is somewhat more susceptible to adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

BBB Debt rated 'BBB' is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

SPECULATIVE GRADE

Debt rated 'BB' and 'B' is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

BB Debt rated 'BB' has less near-term vulnerability to default than other speculative grade debt. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to inadequate capacity to meet timely interest and principal payments. The 'BB' rating category is also used for debt subordinated to senior debt that is assigned an actual or implied 'BBB-' rating.

B Debt rate 'B' has greater vulnerability to default but presently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions would likely impair capacity or willingness to pay interest and repay principal. The 'B' rating category also is used for debt subordinated to senior debt that is assigned an actual or implied 'BB' or 'BB-' rating.

                                  FITCH, INC.

INVESTMENT GRADE BOND

AAA Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.


AA Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated 'AAA'. Because bonds rated in the 'AAA' and 'AA' categories are not significantly vulnerable to foreseeable future developments, short term debt of these issuers is generally rated 'F1+'.


A Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

SPECULATIVE GRADE BOND

BB Bonds are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements.

B Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.


              SHORT TERM NOTES AND VARIABLE RATE DEMAND OBLIGATIONS


                            MOODY'S INVESTORS SERVICE


Short term notes/variable rate demand obligations bearing the designations MIG-1/VMIG-1 are considered to be of the best quality, enjoying strong protection from established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing. Obligations rated MIG-2/VMIG-3 are of high quality and enjoy ample margins of protection although not as large as those of the top rated securities.


                          STANDARD & POOR'S CORPORATION

An S&P SP-1 rating indicates that the subject securities' issuer has a strong capacity to pay principal and interest. Issues determined to possess very strong safety characteristics are given a plus (+) designation. S&P's determination that an issuer has a satisfactory capacity to pay principal and interest is denoted by an SP-2 rating.

                                   FITCH, INC.

Obligations supported by the highest capacity for timely repayment are rated F1+. An F1 rating indicates that the obligation is supported by a very strong capacity for timely repayment. Obligations rated F2 are supported by a good capacity for timely repayment, although adverse changes in business, economic, or financial conditions may affect this capacity.

                                COMMERCIAL PAPER

                            MOODY'S INVESTORS SERVICE

Prime-1 is the highest commercial paper rating assigned by Moody's. Issuers (or related supporting institutions) of commercial paper with this rating are considered to have a superior ability to repay short term promissory obligations. Issuers (or related supporting institutions) of securities rated Prime-2 are viewed as having a strong capacity to repay short term promissory obligations. This capacity will normally be evidenced by many of the characteristics of issuers whose commercial paper is rated Prime-1 but to a lesser degree.


                          STANDARD & POOR'S CORPORATION

A Standard & Poor's Corporation ("S&P") A-1 commercial paper rating indicates a strong degree of safety regarding timely payment of principal and interest. Issues determined to possess overwhelming safety characteristics are denoted A-1+. Capacity for timely payment on commercial paper rated A-2 is satisfactory, but the relative degree of safety is not as high as for issues designated A-1.

                                   FITCH, INC.

F1+ is the highest category, and indicates the strongest degree of assurance for timely payment. Issues rated F1 reflect an assurance of timely payment only slightly less than issues rated F1+. Issues assigned an F2 rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issues in the first two rating categories.

                                     PART C
                                OTHER INFORMATION
                              SCHWAB CAPITAL TRUST

Item 23. Exhibits.

(a)      Articles of                      Agreement and Declaration of Trust, dated May 6, 1993 is incorporated by
         Incorporation                    reference to Exhibit 1, File No. 811-7704, of Post-Effective Amendment No.
                                          21 to Registrant's Registration on Form N-1A, electronically filed on
                                          December 17, 1997.

(b)      By-Laws                          Amended and Restated Bylaws are incorporated by reference to Exhibit 2, File
                                          No. 811-7704, of Post-Effective Amendment No. 7 to Registrant's Registration
                                          Statement on Form N-1A, electronically filed on February 27, 1996.

(c)      Instruments            (i)       Article III, Section 5, Article V, Article VI, Article VIII, Section 4 and
         Defining rights of               Article IX, Sections 1, 5 and 7 of the Agreement and Declaration of Trust,
         Security Holders                 dated May 6, 1993, referenced in Exhibit (a) above, are incorporated herein by reference to Exhibit 1, File No. 811-7704, to Post-Effective Amendment No.
                                          21 of Registrant's Registration Statement on Form N-1A electronically filed on December 17, 1997.

                                (ii)      Articles 9 and 11 of the Amended and Restated Bylaws are incorporated herein by reference to Exhibit 2, File No. 811-7704, of Post-Effective Amendment No.
                                          7 to Registrant's Registration Statement on Form N-1A, electronically filed on February 27, 1996.

(d)      Investment             (i)       Investment Advisory and Administration Agreement between Registrant and
         Advisory                         Charles Schwab Investment Management, Inc. (the "Investment Adviser"), dated
         Contracts                        June 15, 1994, is incorporated herein by reference to Exhibit 5(a), File No.
                                          811-7704, of Post-Effective Amendment No. 21 to Registrant's Registration
                                          Statement on Form N-1A, electronically filed on December 17, 1997.

                                (ii)      Amended Schedules A and B to Investment Advisory and Administration Agreement
                                          referenced in Exhibit (d)(i) above is incorporated herein by reference to
                                          Exhibit (d)(ii), File No. 811-7704, of Post-Effective Amendment No. 32 to
                                          Registrant's Registration Statement on Form N-1A, electronically filed on
                                          February 26, 1999.

                                (iii)     Forms of Amended Schedules A and B to the Investment Advisory and
                                          Administration Agreement between Registrant and the Investment Adviser, referenced in Exhibit (d)(i) above, are incorporated herein by reference to
                                          Exhibit (d)(iii), File No. 811-7704, of Post-Effective Amendment No. 46 to
                                          Registrant's Registration Statement on Form N-1A, electronically filed on May
                                          23, 2002.

                                (iv)      Investment Sub-Advisory Agreement between Registrant, Charles Schwab
                                          Investment Management Inc., and American Century Investment Management, Inc.
                                          is electronically filed herewith as Exhibit (d)(iv) to File No. 811-7704.

                                (v)       Investment Sub-Advisory Agreement between Registrant, Charles Schwab
                                          Investment Management Inc., and Aronson + Partners is electronically filed herewith as Exhibit (d)(v) to File No. 811-7704.

                                (vi)      Investment Sub-Advisory Agreement between Registrant, Charles Schwab
                                          Investment Management Inc., and Artisan Partners Limited Partnership is
                                          electronically filed herewith as Exhibit (d)(vi) to File No. 811-7704.

                                (vii)     Investment Sub-Advisory Agreement between Registrant, Charles Schwab
                                          Investment Management Inc., and Berger LLC is electronically filed herewith as Exhibit (d)(vii) to File No. 811-7704.

                                (viii)    Investment Sub-Advisory Agreement between Berger and Perkins, Wolf, McDonnell
                                          & Company is electronically filed herewith as Exhibit (d)(viii) to File No.
                                          811-7704.

                                (ix)      Investment Sub-Advisory Agreement between Registrant, Charles Schwab
                                          Investment Management Inc., and Eagle Asset Management, Inc. is
                                          electronically filed herewith as Exhibit (d)(ix) to File No. 811-7704.

                                (x)       Investment Sub-Advisory Agreement between Registrant, Charles Schwab
                                          Investment Management Inc., and Harris Associates LP is electronically filed herewith as Exhibit (d)(x) to File No. 811-7704.

                                (xi)      Investment Sub-Advisory Agreement between Registrant, Charles Schwab
                                          Investment Management Inc., and Pacific Investment Management Company LLC is
                                          electronically filed herewith as Exhibit (d)(xi) to File No. 811-7704.

                                (xii)     Investment Sub-Advisory Agreement between Registrant, Charles Schwab
                                          Investment Management Inc., and Royce & Associates, Inc. is electronically filed herewith as Exhibit (d)(xii) to File No. 811-7704.

                                (xiii)    Investment Sub-Advisory Agreement between Registrant, Charles Schwab
                                          Investment Management Inc., and TCW Investment Management Company is
                                          electronically filed herewith as Exhibit (d)(xiii) to File No. 811-7704.

                                (xiv)     Investment Sub-Advisory Agreement between Registrant, Charles Schwab
                                          Investment Management Inc., and Thornburg Investment Management Inc. is
                                          electronically filed herewith as Exhibit (d)(xiv) to File No. 811-7704.

                                (xv)      Investment Sub-Advisory Agreement between Registrant, Charles Schwab
                                          Investment Management Inc., and Tocqueville Asset Management, L.P. is
                                          electronically filed herewith as Exhibit (d)(xv) to File No. 811-7704.

                                (xvi)     Investment Sub-Advisory Agreement between Registrant, Charles Schwab
                                          Investment Management Inc., and Veredus Asset Management LLC is
                                          electronically filed herewith as Exhibit (d)(xvi) to File No. 811-7704.

                                (xvii)    Investment Sub-Advisory Agreement between Registrant, Charles Schwab
                                          Investment Management Inc., and William Blair & Company, L.L.C. is
                                          electronically filed herewith as Exhibit (d)(xvii) to File No. 811-7704.

(e)      Underwriting           (i)       Distribution Agreement between Registrant and Charles Schwab & Co., Inc.
         Contracts                        ("Schwab"), dated July 21, 1993, is incorporated herein by reference to
                                          Exhibit 6(a), File No. 811-7704, of Post-Effective Amendment No. 21 to
                                          Registrant's Registration Statement on Form N-1A, electronically filed on
                                          December 17, 1997.

                                (ii)      Amended Schedule A to the Distribution Agreement, referenced at Exhibit
                                          (e)(i) above, is incorporated herein by reference to Exhibit (e)(ii), File
                                          No. 811-7704, of Post-Effective Amendment No. 32 to Registrant's Registration
                                          Statement on Form N-1A, electronically filed on February 26, 1999.

                                (iii)     Form of Amended Schedule A to the Distribution Agreement between Registrant and Schwab, referenced at Exhibit (e)(i) above, is incorporated herein by reference to Exhibit (e)(iii), File No. 811-7704, of Post-Effective Amendment
                                          No. 46 to Registrant's Registration Statement on Form N-1A, electronically filed on May 23, 2002.

(f)      Bonus or Profit                  Inapplicable
         Sharing Contracts

(g)      Custodian              (i)       Custodian Agreement between Registrant and Morgan Stanley Trust Company,
         Agreements                       dated April 4, 1997, is incorporated herein by reference to Exhibit 8(a),
                                          File No. 811-7704, of Post-Effective Amendment No. 18 to Registrant's
                                          Registration Statement on Form N-1A, electronically filed on April 14, 1997.

                                (ii)      Amended Appendix 2 to Custodian Agreement between the Registrant and Morgan
                                          Stanley Trust Company referred to at Exhibit (g)(i) above, is incorporated herein by reference to Exhibit (g)(ii), File No. 811-7704, of Post-Effective
                                          Amendment No. 30 to Registrant's Registration Statement on Form N-1A,
                                          electronically filed on December 29, 1998.

                                (iii)     Amended Custodian Agreement referenced at Exhibit (g)(i) above, between
                                          Registrant and Morgan Stanley Trust Company, is incorporated herein by reference to Exhibit 8(c), File No. 811-7704, of Post-Effective Amendment No.
                                          21 to Registrant's Registration Statement on Form N-1A, electronically filed on December 17, 1997.

                                (iv)      Accounting Services Agreement between Registrant and SEI Investments, dated
                                          April 1, 1998, is incorporated herein by reference to Exhibit 8(d), File No.
                                          811-7704, of Post-Effective Amendment No. 26 to Registrant's Registration
                                          Statement on Form N-1A, electronically filed on August 14, 1998.

                                (v)       Amended Schedule A to the Accounting Services Agreement referenced at Exhibit
                                          (g)(iv) above, is incorporated herein by reference to Exhibit (g)(v), File
                                          No. 811-7704, of Post-Effective Amendment No. 32 to Registrant's Registration
                                          Statement on Form N-1A, electronically filed on February 26, 1999.

                                (vi)      Amended Schedule A to the Accounting Services Agreement referenced at Exhibit
                                          (g)(iv) above, is incorporated herein by reference to Exhibit (g)(vi), File
                                          No. 811-7704, of Post Effective Amendment No. 34 to Registrant's Registration
                                          Statement on Form N-1A, electronically filed on September 14, 1999.

                                (vii)     Custodian Services Agreement between Registrant, on behalf of the Schwab S&P
                                          500 Fund, and PFPC Trust Company (assigned by PNC Bank, National Association
                                          ("PNC Bank"), dated February 21, 1996, is incorporated herein by reference to
                                          Exhibit 8(c), File No. 811-7704, of Post-Effective Amendment No. 7 to
                                          Registrant's Registration Statement on Form N-1A, electronically filed on
                                          February 27, 1996.

                                (viii)    Schedule A to the Custodian Services Agreement referenced at Exhibit (g)(vii)
                                          above between Registrant, on behalf of the Institutional Select Index Funds is incorporated herein by reference to Exhibit (g)(viii), File No. 811-7704, of Post-Effective Amendment No. 32 to Registrant's Registration Statement on
                                          Form N-1A, electronically filed on February 26, 1999.

                                (ix)      Schedule I to the Custodian Services Agreement referenced at Exhibit (g)(vii)
                                          above, is incorporated herein by reference to Exhibit (a)(ix), File No.
                                          811-7704, of Post-Effective Amendment No. 36 to the Registrant's Registration
                                          Statement on Form N-1A, electronically filed on or about February 25, 2000.

                                (x)       Accounting Services Agreement between Registrant, on behalf of the Schwab S&P
                                          500 Fund, and PFPC Inc., dated February 21, 1996, is incorporated herein by reference to Exhibit 8(d), File No. 811-7704, of Post-Effective Amendment No.
                                          7 to Registrant's Registration Statement on Form N-1A, electronically filed on February 27, 1996.

                                (xi)      Amended Schedule to the Accounting Services Agreement referenced at Exhibit
                                          (g)(viii) above between Registrant, on behalf of the Schwab S&P 500 Fund and the Schwab Core Equity Fund(TM) (formerly Schwab Analytics Fund(R)), and PFPC
                                          Inc. is incorporated herein by reference to Exhibit 8(f), File No. 811-7704, of Post-Effective Amendment No. 10 to Registrant's Registration Statement on
                                          Form N-1A, electronically filed on May 17, 1996.

                                (xii)     Transfer Agency Agreement between Registrant and Schwab, dated July 21, 1993, is incorporated herein by reference to Exhibit 8(j), File No. 811-7704, of
                                          Post-Effective Amendment No. 21 to Registrant's Registration Statement on
                                          Form N-1A, electronically filed on December 17, 1997.

                                (xiii)    Forms of Amended Schedules A and C to the Transfer Agency Agreement
                                          referenced at Exhibit (g)(xii) above, are incorporated herein by reference to
                                          Exhibit (g)(xiii), File No. 811-7704, of Post-Effective Amendment No. 46 to
                                          Registrant's Registration Statement on Form N-1A, electronically filed on May
                                          23, 2002.

                                (xiv)     Amended Schedules A and C to the Transfer Agency Agreement between Registrant and Schwab referenced at Exhibit (g)(xii) above, are incorporated herein by reference to Exhibit (g)(xiv), File No. 811-7704, of Post Effective Amendment
                                          No. 33 to Registrant's Registration Statement on Form N-1A electronically filed on April 15, 1999.

                                (xv)      Shareholder Service Agreement between Registrant and Schwab, dated July 21,
                                          1993 is incorporated herein by reference to Exhibit 8(l), File No. 811-7704, of Post-Effective Amendment No. 21 to Registrant's Registration Statement on
                                          Form N-1A, electronically filed on December 17, 1997.

                                (xvi)     Amended Schedules A and C to the Shareholder Service Agreement between
                                          Registrant and Schwab referenced at Exhibit (g)(xv) above, is incorporated herein by reference to Exhibit (g)(xvi), File No. 811-7704, of Post-Effective
                                          Amendment No. 32 to Registrant's Registration Statement on Form N-1A,
                                          electronically filed on February 26, 1999.

                                (xvii)    Forms of Amended Schedules A and C to the Shareholder Service Agreement
                                          between Registrant and Schwab referenced at Exhibit (g)(xv) above, are incorporated herein by reference to Exhibit (g)(xvii), File No. 811-7704, of
                                          Post-Effective Amendment No. 46 to Registrant's Registration Statement on
                                          Form N-1A, electronically filed on May 23, 2002.

                                (xviii)   Amended Custodian Services Agreement by and between Registrant and PFPC Trust
                                          Company (assigned by PNC Bank), dated November 1, 1998, referenced as Exhibit
                                          (g)(vii) above, is incorporated herein by reference to Exhibit (g)(xv), File
                                          No. 811-7704, of Post-Effective Amendment No. 30 to Registrant's Registration
                                          Statement on Form N-1A, electronically filed on December 29, 1998.

                                (xix)     Custodian Agreement by and between Registrant and Brown Brothers Harriman &
                                          Co. dated October 28, 1999, is incorporated herein by reference to Exhibit
                                          (a)(xix), File No. 811-7704, of Post-Effective Amendment No. 38 to
                                          Registrant's Registration Statement on Form N-1A, electronically filed on May
                                          12, 2000.

                                (xx)      Amendment to the Custodian Services Agreement pursuant to Rule 17f-5 referenced above as Exhibit (g)(xviii) between Registrant and PFPC Trust
                                          Company (assigned by PNC Bank), dated July 2, 2001, to Post-Effective
                                          Amendment No. 43 to the Registrant's Registration Statement on Form N-1A,
                                          electronically filed on February 26, 2002, is incorporated herein by reference to Exhibit (g)(xx), File No. 811-7704.

                                (xxi)     Amendment to the Custodian Services Agreement pursuant to Rule 17f-7 referenced above as Exhibit (g)(xviii) between Registrant and PFPC Trust
                                          Company (assigned by PNC Bank), dated July 2, 2001, to Post-Effective
                                          Amendment No. 43 to the Registrant's Registration Statement on Form N-1A,
                                          electronically filed on February 26, 2002, is incorporated herein by reference to Exhibit (g)(xxi), File No. 811-7704.

                                (xxii)    Amendment to the Custodian Services Agreement referenced above as Exhibit
                                          (g)(xviii) between Registrant and PFPC Trust Company (assigned by PNC Bank), dated August 21, 2001, to Post-Effective Amendment No. 43 to the Registrant's
                                          Registration Statement on Form N-1A, electronically filed on February 26,
                                          2002, is incorporated herein by reference to Exhibit (g)(xxii), File No.
                                          811-7704.

(h)      Other Material                   License Agreement between Schwab Capital Trust and Standard & Poor's is
         Contracts                        incorporated herein by reference to Exhibit (h), File No. 811-7704, of
                                          Post-Effective Amendment No. 32 to Registrant's Registration Statement on
                                          Form N-1A, electronically filed on February 26, 1999.

(i)      Legal Opinion                    Opinion of Counsel is incorporated herein by reference to Exhibit (i), File
                                          No. 811-7704, of Post-Effective Amendment No. 44 to Registrant's Registration
                                          Statement on Form N-1A, electronically filed on February 26, 2002.

(j)      Other Opinions                   Auditors' Consent electronically filed herewith as Exhibit (j), File No.
                                          811-7704.

(k)      Omitted Financial                Inapplicable.
         Statements

(l)      Initial Capital        (i)       Purchase Agreement for the Schwab International Index Fund(R), dated June 17,
         Agreement                        1993, is incorporated herein by reference to Exhibit 13(a), File No.
                                          811-7704, of Post-Effective Amendment No. 21 to Registrant's Registration
                                          Statement on Form N-1A, electronically filed on December 17, 1997.

                                (ii)      Purchase Agreement for the Schwab Small-Cap Index Fund(R), dated October 13,
                                          1993, is incorporated herein by reference to Exhibit 13(b), File No.
                                          811-7704, of Post-Effective Amendment No. 21 to Registrant's Registration
                                          Statement on Form N-1A, electronically filed on December 17, 1997.

                                (iii)     Purchase Agreement for the Schwab MarketTrack Portfolios -- Growth Portfolio,
                                          Balanced Portfolio and Conservative Portfolio (formerly Schwab Asset
                                          Director(R)- High Growth, Schwab Asset Director - Balanced Growth, and Schwab
                                          Asset Director -- Conservative Growth Funds) is incorporated herein by reference to Exhibit 13(c), File No. 811-7704, of Post-Effective Amendment
                                          No. 6 to Registrant's Registration Statement on Form N-1A, electronically filed on December 15, 1996.

                                (iv)      Purchase Agreement for the Schwab S&P 500 Fund-Investor Shares and
                                          e.Shares(R) is incorporated herein by reference to Exhibit 13(d), File No.
                                          811-7704, of Post-Effective Amendment No. 7 to Registrant's Registration
                                          Statement on Form N-1A, electronically filed on February 27, 1996.

                                (v)       Purchase Agreement for the Schwab Core Equity Fund(TM) (formerly Schwab
                                          Analytics Fund(R)) is incorporated herein by reference to Exhibit 13(e), File
                                          No. 811-7704, to Post-Effective Amendment No. 13 of Registrant's Registration
                                          Statement on Form N-1A, electronically filed on October 10, 1996.

                                (vi)      Purchase Agreement for Schwab MarketManager International Portfolio (formerly
                                          Schwab OneSource(R) Portfolios-International) is incorporated herein by reference to Exhibit 13(f), File No. 811-7704, of Post-Effective Amendment
                                          No. 13 to Registrant's Registration Statement on Form N-1A, electronically filed on October 10, 1996.

                                (vii)     Purchase Agreement for Schwab MarketManager(TM) Growth Portfolio and Balanced
                                          Portfolio (formerly Schwab OneSource Portfolios-Growth Allocation and Schwab
                                          OneSource Portfolios-Balanced Allocation) is incorporated herein by reference of Exhibit 13(g), File No. 811-7704, to Post-Effective Amendment No. 14 to
                                          Registration Statement on Form N-1A, electronically filed on December 18,
                                          1996.

                                (viii)    Purchase Agreement for Schwab MarketManager Small Cap Portfolio (formerly
                                          Schwab OneSource(R) Portfolios-Small Company) is incorporated herein by reference to Exhibit 13(h), File No. 811-7704, of Post-Effective Amendment
                                          No. 21 to Registrant's Registration Statement on Form N-1A, electronically filed on December 17, 1997.

                                (ix)      Purchase Agreement for MarketTrack(TM) All Equity Portfolio is incorporated herein by reference to Exhibit 13(i), File No. 811-7704, of Post-Effective
                                          Amendment No. 26 to Registrant's Registration Statement on Form N-1A,
                                          electronically filed on August 14, 1998.

                                (x)       Purchase Agreement for Institutional Select S&P 500 Fund, Institutional
                                          Select Large-Cap Value Index Fund and Institutional Select Small-Cap Value
                                          Index Fund is incorporated herein by reference to Exhibit (l)(x), File No.
                                          811-7704, of Post-Effective Amendment No. 32 to Registrant's Registration
                                          Statement on Form N-1A, electronically filed on February 26, 1999.

                                (xi)      Purchase Agreement for Schwab Total Stock Market Index Fund is incorporated herein by reference to Exhibit (l)(xi), File No. 811-7704, of Post Effective
                                          Amendment No. 33 to Registrant's Registration Statement on Form N-1A
                                          electronically filed on April 15, 1999.

                                (xii)     Purchase Agreement for Schwab Focus Funds, is incorporated herein by reference to Exhibit (l)(xii), File No. 811-7704, of Post Effective Amendment
                                          No. 40 to Registrant's Registration Statement on Form N-1A electronically filed on February 26, 2001.

                                (xiii)    Form of Purchase Agreement for Schwab Hedged Equity Fund is incorporated by reference to Exhibit (l)(xiii), File No. 811-7704 of Post-Effective Amendment
                                          No. 46 to Registrant's Registration Statement on Form N-1A electronically filed on May 23, 2002.

(m)      Rule 12b-1 Plan                  Inapplicable.

(n)      Financial Data         (i)       Inapplicable.
         Schedule

(o)      Rule 18f-3 Plan        (i)       Amended and Restated Multiple Class Plan, dated April 10, 1997, for Schwab
                                          International Index Fund, Schwab Small-Cap Index Fund and Schwab S&P 500 Fund
                                          is incorporated herein by reference to Post Effective Amendment 18, File No.
                                          811-7704, to Registrant's Registration Statement on Form N-1A, electronically filed on April 14, 1997.

                                (ii)      Amended Schedule A to the Amended and Restated Multiple Class Plan and the
                                          Amended and Restated Multiple Class Plan, referenced at Exhibit (o)(i) above, for Schwab Total Stock Market Index are incorporated herein by reference to
                                          Exhibit (o)(ii), File No. 811-7704, of Post Effective Amendment No. 33 to
                                          Registrant's Registration Statement on Form N-1A electronically filed on
                                          April 15, 1999.

(p)      Power of Attorney      (i)       Power of Attorney executed by Mariann Byerwalter, February 14, 2001, to
                                          Post-Effective Amendment No. 40 to the Registrant's Registration Statement on
                                          Form N-1A, electronically filled on February 26, 2001, is incorporated herein by reference to Exhibit (p)(i), File No. 811-7704.

                                (ii)      Power of Attorney executed by William A. Hasler, February 14, 2001, to
                                          Post-Effective Amendment No. 40 to the Registrant's Registration Statement on
                                          Form N-1A, electronically filled on February 26, 2001, is incorporated herein by reference to Exhibit (p)(ii), File No. 811-7704.

                                (iii)     Power of Attorney executed by Gerald B. Smith, February 14, 2001, to
                                          Post-Effective Amendment No. 40 to the Registrant's Registration Statement on
                                          Form N-1A, electronically filled on February 26, 2001, is incorporated herein by reference to Exhibit (p)(iii), File No. 811-7704.

                                (iv)      Power of Attorney executed by Charles R. Schwab, November 21, 2000, to
                                          Post-Effective Amendment No. 35 to the Registrant's Registration Statement on
                                          Form N-1A, electronically filed on December 11, 2000, is incorporated herein by reference to Exhibit (p)(iv), File No. 811-7704.

                                (v)       Power of Attorney executed by Jeremiah H. Chafkin, November 21, 2000, to
                                          Post-Effective Amendment No. 35 to the Registrant's Registration Statement on
                                          Form N-1A, electronically filed on December 11, 2000, is incorporated herein by reference to Exhibit (p)(v), File No. 811-7704.

                                (vi)      Power of Attorney executed by John Coghlan, November 21, 2000, to
                                          Post-Effective Amendment No. 35 to the Registrant's Registration Statement on
                                          Form N-1A, electronically filed on December 11, 2000, is incorporated herein by reference to Exhibit (p)(vi), File No. 811-7704.

                                (vii)     Power of Attorney executed by Donald F. Dorward, February 14, 2001, to
                                          Post-Effective Amendment No. 40 to the Registrant's Registration Statement on
                                          Form N-1A, electronically filed on February 26, 2001, is incorporated herein by reference to Exhibit (p)(vii), File No. 811-7704.

                                (viii)    Power of Attorney executed by Robert G. Holmes, February 14, 2001, to
                                          Post-Effective Amendment No. 40 to the Registrant's Registration Statement on
                                          Form N-1A, electronically filed on February 26, 2001, is incorporated herein by reference to Exhibit (p)(viii), File No. 811-7704.

                                (ix)      Power of Attorney executed by Donald R. Stephens, February 14, 2001, to
                                          Post-Effective Amendment No. 40 to the Registrant's Registration Statement on
                                          Form N-1A, electronically filed on February 26, 2001, is incorporated herein by reference to Exhibit (p)(ix), File No. 811-7704.

                                (x)       Power of Attorney executed by Michael W. Wilsey, February 14, 2001, to
                                          Post-Effective Amendment No. 40 to the Registrant's Registration Statement on
                                          Form N-1A, electronically filed on February 26, 2001, is incorporated herein by reference to Exhibit (p)(x), File No. 811-7704.

                                (xi)      Power of Attorney executed by Tai-Chin Tung, February 14, 2001, to
                                          Post-Effective Amendment No. 40 to the Registrant's Registration Statement on
                                          Form N-1A, electronically filed on February 26, 2001, is incorporated herein by reference to Exhibit (p)(xi), File No. 811-7704.

(q)      Code of Ethics         (i)       Code of Ethics adopted by Registrant, Charles Schwab Investment Management
                                          Inc. and Charles Schwab & Co., Inc. to Post-Effective Amendment No. 43 to the
                                          Registrant's Registration Statement on Form N-1A, electronically filed on
                                          February 26, 2002, is incorporated herein by reference to Exhibit (q), File
                                          No. 811-7704.

                                (ii)      Sub-Advisor Code of Ethics adopted by American Century Investment Management,
                                          Inc. is electronically filed herewith as Exhibit (q)(ii) to File No. 811-7704.

                                (iii)     Sub-Advisor Code of Ethics adopted by Aronson + Partners is electronically filed herewith as Exhibit (q)(iii) to File No. 811-7704.

                                (iv)      Sub-Advisor Code of Ethics adopted by Artisan Partners Limited Partnership is electronically filed herewith as Exhibit (q)(iv) to File No. 811-7704.

                                (v)       Sub-Advisor Code of Ethics adopted by Berger LLC is electronically filed herewith as Exhibit (q)(v) to File No. 811-7704.

                                (vi)      Sub-Advisor Code of Ethics adopted by Eagle Asset Management, Inc. is electronically filed herewith as Exhibit (q)(vi) to File No. 811-7704.

                                (vii)     Sub-Advisor Code of Ethics adopted by Harris Associates LP is electronically filed herewith as Exhibit (q)(vii) to File No. 811-7704.

                                (viii)    Sub-Advisor Code of Ethics adopted by Pacific Investment Management Company
                                          LLC is electronically filed herewith as Exhibit (q)(ix) to File No. 811-7704.

                                (ix)      Sub-Advisor Code of Ethics adopted by Perkins, Wolf, McDonnell & Company is electronically filed herewith as Exhibit (q)(viii) to File No. 811-7704.

                                (x)       Sub-Advisor Code of Ethics adopted by Royce & Associates, Inc. is electronically filed herewith as Exhibit (q)(x) to File No. 811-7704.

                                (xi)      Sub-Advisor Code of Ethics adopted by TCW Investment Management Company is electronically filed herewith as Exhibit (q)(xi) to File No. 811-7704.

                                (xii)     Sub-Advisor Code of Ethics adopted by Thornburg Investment Management, Inc.
                                          is electronically filed herewith as Exhibit (q)(xii) to File No. 811-7704.

                                (xiii)    Sub-Advisor Code of Ethics adopted by Tocqueville Asset Management, L.P. is electronically filed herewith as Exhibit (q)(xiii) to File No. 811-7704.

                                (xiv)     Sub-Advisor Code of Ethics adopted by Veredus Asset Management LLC is electronically filed herewith as Exhibit (q)(xiv) to File No. 811-7704.

                                (xv)      Sub-Advisor Code of Ethics adopted by William Blair Company, L.L.C. is electronically filed herewith as Exhibit (q)(xv) to File No. 811-7704.


Item 24. Persons Controlled by or under Common Control with the Fund.

       The Charles Schwab Family of Funds, Schwab Investments and Schwab Annuity Portfolios each are Massachusetts business trusts registered under the Investment Company Act of 1940, as amended (the "1940 Act"), are advised by the Investment Adviser, and employ Schwab as their principal underwriter, transfer agent and shareholder services agent. As a result, The Charles Schwab Family of Funds, Schwab Investments and Schwab Annuity Portfolios may be deemed to be under common control with Registrant.

Item 25. Indemnification.

       Article VIII of Registrant's Agreement and Declaration of Trust (Exhibit
(1) hereto, which is incorporated by reference) provides in effect that Registrant will indemnify its officers and trustees against all liabilities and expenses, including but not limited to amounts paid in satisfaction of judgments, in compromise, or as fines and penalties, and counsel fees reasonably incurred by any such officer or trustee in connection with the defense or disposition of any action, suit, or other proceeding. However, in accordance with Section 17(h) and 17(i) of the 1940 Act and its own terms, said Agreement and Declaration of Trust does not protect any person against any liability to Registrant or its shareholders to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office. In any event, Registrant will comply with 1940 Act Releases No. 7221 and 11330 respecting the permissible boundaries of indemnification by an investment company of its officers and trustees.

        Insofar as indemnification for liability arising under the Securities Act of 1933, as amended (the "1933 Act"), may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, Registrant has been advised that, in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Registrant of expenses incurred or paid by a trustee, officer or controlling person of Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

Item 26. Business and Other Connections of Investment Manager

Registrant's investment adviser, Charles Schwab Investment Management, Inc., a Delaware corporation, organized in October 1989 to serve as investment manager to Registrant, also serves as the investment manager to The Charles Schwab Family of Funds, Schwab Investments, and Schwab Annuity Portfolios, each an open-end, management investment company. The principal place of business of the investment adviser is 101 Montgomery Street, San Francisco, California 94104. The only business in which the investment adviser engages is that of investment adviser and administrator to Registrant, The Charles Schwab Family of Funds, Schwab Investments, Schwab Annuity Portfolios and any other investment companies that Schwab may sponsor in the future, and an investment adviser to certain non-investment company clients.

The business, profession, vocation or employment of a substantial nature in which each director and/or senior or executive officer of the investment adviser
(CSIM) is or has been engaged during the past two fiscal years is listed below. The name of any company for which any director and/or senior or executive officer of the investment adviser serves as director, officer, employee, partner or trustee is also listed below. In addition, the name and position of each director and/or senior or executive officer of the Registrant's principal underwriter Charles Schwab & Co. Inc. is listed below.

Name and Position
with Registrant                  Name of Company                                   Capacity
-------------------              ---------------                                   --------
Charles R. Schwab,               Charles Schwab & Co., Inc.                        Chairman, Director
Chairman, Chief
Executive Officer
and Trustee
                                 The Charles Schwab Corporation                    Chairman and Co-Chief Executive
                                                                                   Officer, Director

                                 Charles Schwab Investment Management, Inc.        Chairman, Director

                                 Schwab Holdings, Inc.                             Chief Executive Officer, Director

                                 Charles Schwab Limited (U.K.)                     Chairman and Chief Executive
                                                                                   Officer

                                 Schwab International Holdings, Inc.               Chairman and Chief Executive
                                                                                   Officer

                                 Schwab (SIS) Holdings, Inc. I                     Chairman and Chief Executive
                                                                                   Officer

                                 U.S. Trust Corporation                            Director

                                 United States Trust Company of New York           Director

Name and Position
with Registrant                  Name of Company                                   Capacity
-------------------              ---------------                                   --------
                                 The Gap, Inc.                                     Director

                                 Audiobase, Inc.                                   Director

                                 Vodaphone AirTouch PLC                            Director

                                 Siebel Systems                                    Director

                                 Xign, Inc.                                        Director

                                 The Charles Schwab Trust Company                  Director until July 2001

                                 Mayer & Schweitzer, Inc.                          Chairman and Director until
                                                                                   January 1999

                                 Schwab Retirement Plan Services, Inc.             Chairman, Director until January
                                                                                   1999

                                 Performance Technologies, Inc.                    Chairman, Director until January
                                                                                   1999

                                 TrustMark, Inc.                                   Chairman and Director until
                                                                                   January 1999

David S. Pottruck                Charles Schwab & Co., Inc.                        President and Chief Executive
                                                                                   Officer, Director

                                 The Charles Schwab Corporation                    President and Co-Chief Executive
                                                                                   Officer, Director

                                 U.S. Trust Corporation                            Director

                                 United States Trust Company of New York           Director

                                 Schwab (SIS) Holdings, Inc. I                     President and Chief Operating
                                                                                   Officer

                                 Schwab Holdings, Inc.                             President and Chief Operating
                                                                                   Officer, Director

                                 Schwab International Holdings, Inc.               President and Chief Operating
                                                                                   Officer

                                 Charles Schwab Investment Management, Inc.        Director until October 2001

Name and Position
with Registrant                  Name of Company                                   Capacity
-------------------              ---------------                                   --------
                                 Schwab Retirement Plan Services, Inc.             Director until January 1999

                                 Charles Schwab Limited (U.K.)                     Director until January 1999

                                 Mayer & Schweitzer, Inc.                          Director until January 1999

                                 Performance Technologies, Inc.                    Director until January 1999

                                 TrustMark, Inc.                                   Director until January 1999

John Philip Coghlan              Charles Schwab & Co., Inc.                        Vice Chairman and
President and Trustee                                                              Enterprise President --
                                                                                   Retirement Plan Services and
                                                                                   Services for Investment Managers

                                 Charles Schwab Investment Management, Inc.        Chief Executive Officer and
                                                                                   Director

                                 The Charles Schwab Corporation                    Vice Chairman and Executive Vice
                                                                                   President

                                 The Charles Schwab Trust Company                  President, Chief Executive
                                                                                   Officer and Director

                                 Schwab Retirement Technologies, Inc.              President and Director

                                 Performance Technologies, Inc.                    Director

                                 Schwab Retirement Plan Services, Inc.             Director

                                 Charles Schwab Asset Management (Ireland) Ltd.    Director until March 2002

                                 Charles Schwab Worldwide Funds PLC                Director until March 2002

Willie C. Bogan                  The Charles Schwab Corporation                    Assistant Corporate Secretary

                                 Charles Schwab & Co., Inc.                        Vice President and Assistant
                                                                                   Corporate Secretary

                                 Charles Schwab Investment Management, Inc.        Assistant Corporate Secretary

                                 The Charles Schwab Trust Company                  Assistant Corporate Secretary
                                                                                   until February 2000

Name and Position
with Registrant                  Name of Company                                   Capacity
-------------------              ---------------                                   --------
Jeremiah H. Chafkin,             Charles Schwab & Co., Inc.                        Executive Vice President,
Executive Vice President,                                                          Investment Advice & Products.
Chief Operating Officer                                                            Prior to September 1999, Mr.
and Trustee                                                                        Chafkin was Senior Managing
                                                                                   Director, Bankers Trust Company.

                                 Charles Schwab Asset Management (Ireland) Ltd.    Director until March 2002

                                 Charles Schwab Worldwide Funds PLC                Director until March 2002

                                 Charles Schwab Investment Management, Inc.        President and Chief Operating
                                                                                   Officer until December 2001

Karen W. Chang                   Charles Schwab & Co., Inc.                        Enterprise President - General
                                                                                   Investor Services

Koji E. Felton,                  Charles Schwab Investment Management, Inc.        Senior Vice President, Chief
Secretary                                                                          Counsel and Assistant Corporate
                                                                                   Secretary

Christopher V. Dodds             Charles Schwab & Co., Inc.                        Executive Vice President and
                                                                                   Chief Financial Officer

Carrie Dwyer                     Charles Schwab & Co., Inc.                        Executive Vice President --
                                                                                   Corporate Oversite and Corporate
                                                                                   Secretary

Lon Gorman                       Charles Schwab & Co., Inc.                        Vice Chairman and Enterprise
                                                                                   President - Capital Markets and
                                                                                   Trading

Daniel O. Leemon                 Charles Schwab & Co., Inc.                        Executive Vice President and
                                                                                   Chief Strategy Officer

Dawn G. Lepore                   Charles Schwab & Co., Inc.                        Vice Chairman of Technology and
                                                                                   Administration

Frederick E. Matteson            Charles Schwab & Co., Inc.                        Executive Vice President --
                                                                                   Schwab Technology Services

Mary McLeod                      Charles Schwab & Co., Inc.                        Executive Vice President --
                                                                                   Human Resources

Name and Position
with Registrant                  Name of Company                                   Capacity
-------------------              ---------------                                   --------
John P. McGonigle                Charles Schwab & Co., Inc.                        Executive Vice President --
                                                                                   Mutual Funds

Geoffrey J. Penney               Charles Schwab & Co., Inc.                        Executive Vice President --
                                                                                   Financial Products and
                                                                                   International Technology

Gideon Sasson                    Charles Schwab & Co., Inc.                        Enterprise President --
                                                                                   Brokerage Operations

Elizabeth G. Sawi                Charles Schwab & Co., Inc.                        Executive Vice President and
                                                                                   Chief Administrative Officer

Tai-Chin Tung,                   Charles Schwab Investment Management, Inc.        Senior Vice President and Chief
Treasurer and Principal                                                            Financial Officer
Financial Officer

                                 The Charles Schwab Trust Company                  Vice President

Stephen B. Ward,                 Charles Schwab Investment Management, Inc.        Director, Senior Vice President
Senior Vice President                                                              and Chief Investment Officer
and Chief Investment
Officer
                                 The Charles Schwab Trust Company                  Chief Investment Officer

Item 27. Principal Underwriters.

         (a) Schwab acts as principal underwriter and distributor of Registrant's shares. Schwab also acts as principal underwriter for the Charles Schwab Family of Funds, Schwab Investments, Schwab Annuity Portfolios and intends to act as such for any other investment company which Schwab may sponsor in the future.

         (b) See Item 26(b) for information on each director and/or senior or executive officer of Schwab. The principal business address of Schwab is 101 Montgomery Street, San Francisco, California 94104.

         (c) Not applicable.

Item 28. Location of Accounts and Records.

         All accounts, books and other documents required to be maintained pursuant to Section 31(a) of the 1940 Act and the Rules thereunder are maintained at the offices of Registrant; Registrant's investment adviser and administrator, Charles Schwab Investment Management, Inc., 101 Montgomery Street, San Francisco, California 94104; Registrant's former sub-investment adviser, Dimensional Fund Advisors Inc., 1299 Ocean Avenue, Suite 1100, Santa Monica, California 90401; Registrant's principal underwriter, Charles Schwab & Co., Inc., 101 Montgomery Street, San Francisco, California 94104; Registrant's custodian for the Schwab

International Index Fund and the Schwab Small-Cap Index Fund, Brown Brothers Harriman & Co., 40 Water Street, Boston, Massachusetts 02109, Registrant's custodian for the balance of the funds and fund accountants, PNC Bank, National Association/PFPC Inc., 400 Bellevue Parkway, Wilmington, Delaware 19809, Chase Manhattan Bank, 1 Pierrepont Plaza, Brooklyn, New York 11201, and SEI Fund Resources, Oaks Pennsylvania 19456; Registrant's former custodians and fund accountants, Federated Services Company, 1001 Liberty Avenue, Pittsburgh, Pennsylvania 15222, State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02180; or Ropes & Gray, 1301 K Street, N.W., Suite 800 East, Washington, District of Columbia 20005.

Item 29. Management Services.

         Not applicable.

Item 30. Undertakings.

         Not applicable.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, as amended (the "1933 Act"), and the Investment Company Act of 1940, as amended, Registrant certifies that it meets all of the requirements for the effectiveness of this Post Effective Amendment No. 48 to Registrant's Registration Statement on Form N-1A pursuant to Rule 485(b) under the 1933 Act and has duly caused this Post Effective Amendment No. 48 to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Philadelphia, Commonwealth of Pennsylvania, on the 28th day of May, 2002.

                                       SCHWAB CAPITAL TRUST
                                       Registrant

                                       Charles R. Schwab*
                                       -----------------------------------------
                                       Charles R. Schwab, Chairman,
                                       Chief Executive Officer and Trustee

                  Pursuant to the requirements of the 1933 Act, this Post-Effective Amendment No. 48 to Registrant's Registration Statement on Form N-1A has been signed below by the following persons in the capacities indicated this 28th day of May, 2002.

Signature                                    Title
---------                                    -----
Charles R. Schwab*                           Chairman, Chief Executive Officer and Trustee
----------------------------
Charles R. Schwab

John Coghlan*                                President and Trustee
----------------------------
John Coghlan

Jeremiah H. Chafkin*                         Executive Vice President, Chief Operating Officer and Trustee
----------------------------
Jeremiah H. Chafkin

Mariann Byerwalter*                          Trustee
----------------------------
Mariann Byerwalter

Donald F. Dorward*                           Trustee
----------------------------
Donald F. Dorward

William A. Hasler*                           Trustee
----------------------------
William A. Hasler

Robert G. Holmes*                            Trustee
----------------------------
Robert G. Holmes

Gerald B. Smith*                             Trustee
----------------------------
Gerald B. Smith

Donald R. Stephens*                          Trustee
----------------------------
Donald R. Stephens

Michael W. Wilsey*                           Trustee
----------------------------
Michael W. Wilsey

Tai-Chin Tung*                               Treasurer and Principal Financial Officer
----------------------------
Tai-Chin Tung

*By: /s/ Richard W. Grant
     --------------------------------------
         Richard W. Grant, Attorney-in-Fact
         pursuant to Powers of Attorney

                                  EXHIBIT INDEX


EXH. NO.          DOCUMENT
--------          --------
(d)(iv)           Investment Sub-Advisory Agreement
(d)(v)            Investment Sub-Advisory Agreement
(d)(vi)           Investment Sub-Advisory Agreement
(d)(vii)          Investment Sub-Advisory Agreement
(d)(viii)         Investment Sub-Advisory Agreement
(d)(ix)           Investment Sub-Advisory Agreement
(d)(x)            Investment Sub-Advisory Agreement
(d)(xi)           Investment Sub-Advisory Agreement
(d)(xii)          Investment Sub-Advisory Agreement
(d)(xiii)         Investment Sub-Advisory Agreement
(d)(xiv)          Investment Sub-Advisory Agreement
(d)(xv)           Investment Sub-Advisory Agreement
(d)(xvi)          Investment Sub-Advisory Agreement
(d)(xvii)         Investment Sub-Advisory Agreement
(j)               Auditor's Consent
(q)(ii)           Sub-Advisor Code of Ethics
(q)(iii)          Sub-Advisor Code of Ethics
(q)(iv)           Sub-Advisor Code of Ethics
(q)(v)            Sub-Advisor Code of Ethics
(q)(vi)           Sub-Advisor Code of Ethics
(q)(vii)          Sub-Advisor Code of Ethics
(q)(viii)         Sub-Advisor Code of Ethics
(q)(ix)           Sub-Advisor Code of Ethics
(q)(x)            Sub-Advisor Code of Ethics
(q)(xi)           Sub-Advisor Code of Ethics
(q)(xii)          Sub-Advisor Code of Ethics
(q)(xiii)         Sub-Advisor Code of Ethics
(q)(xiv)          Sub-Advisor Code of Ethics
(q)(xv)           Sub-Advisor Code of Ethics